Document and Entity Information	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Document Type	20-F
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Entity Registrant Name	Aegean Marine Petroleum Network Inc.
Entity Central Index Key	0001344376
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Well Known Seasoned Issuer	No
Entity Common Stock Shares Outstanding	46,581,399
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CURRENT ASSETS:
Cash and cash equivalents	$ 77,246	$ 68,582
Trade receivables, net of allowance for doubtful accounts of $1,354 and $3,503 as of December 31, 2911 and 2012, respectively (Note 2 and 4)	474,235	525,096
Due from related companies (Note 5)	15,248	16,128
Derivative asset (Note 16)	0	1,219
Inventories (Note 6)	180,826	204,057
Prepayments and other current assets (Note 7)	32,132	31,573
Restricted cash (Note 2)	6,917	5,336
Total current assets	786,604	851,991
FIXED ASSETS:
Advances for vessels under construction and acquisitions (Note 8)	0	11,553
Advances for other fixed assets under construction (Note 9)	103,112	40,746
Vessels, cost (Note 10)	532,121	545,684
Vessels, accumulated depreciation (Note 10)	(79,095)	(71,244)
Vessels' net book value	453,026	474,440
Other fixed assets, net (Note 11)	13,392	13,166
Total fixed assets	569,530	539,905
OTHER NON-CURRENT ASSETS:
Deferred charges, net (Note 12)	16,562	19,602
Intangible assets (Note 13)	18,518	20,023
Goodwill (Note 3, 13)	37,946	37,946
Deferred tax asset (Note 26)	2,524	2,813
Other non-current assets	159	158
Total non-current assets	75,709	80,542
Total assets	1,431,843	1,472,438
CURRENT LIABILITIES:
Short-term borrowings (Note 14)	321,752	349,234
Current portion of long-term debt (Note 15)	144,042	21,428
Trade payables to third parties	225,467	222,263
Trade payables to related companies (Note 5)	17,432	28,547
Other payables to related companies (Note 5)	1,460	2,131
Derivative liability (Note 16)	3	0
Accrued and other current liabilities	24,595	27,207
Total current liabilities	734,751	650,810
OTHER NON-CURRENT LIABILITIES:
Long-term debt, net of current portion (Note 15)	187,492	336,254
Deferred tax liability (Note 26)	3,045	2,906
Derivative liability (Note 16)	632	385
Other non-current liabilities	1,405	2,541
Total non-current liabilities	192,574	342,086
COMMITMENTS AND CONTINGENCIES (Note 17)	0	0
STOCKHOLDERS' EQUITY:
Preferred stock, $0.01 par value; 25,000,000 shares authorized, none issued	0	0
Common stock, $0.01 par value; 100,000,000 shares authorized at December 31, 2011 and December 31, 2012; 48,196,870 and 48,553,038 shares issued and 46,229,231 and 46,581,399 shares outstanding at December 31, 2011 and December 31, 2012, respectively (Note 24)	486	482
Treasury stock, $0.01 par value; 1,967,639 shares and 1,971,639 shares, repurchased at December 31, 2011 and December 31, 2012, respectively (Note 24)	(29,327)	(29,308)
Additional paid-in capital (Note 24)	345,556	341,154
Retained earnings	183,951	165,734
Total AMPNI stockholders' equity	500,666	478,062
Non-controlling interest	3,852	1,480
Total equity	504,518	479,542
Total liabilities and equity	$ 1,431,843	$ 1,472,438

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS
Allowance for doubtful accounts	$ 3,503	$ 1,354
Preferred stock - par value	$ 0.01	$ 0.01
Preferred stock - shares authorized	25,000,000	25,000,000
Preferred stock - shares issued	0	0
Common stock - par value	$ 0.01	$ 0.01
Common stock - shares authorized	100,000,000	100,000,000
Common stock - shares issued	48,553,038	48,196,870
Common stock - shares outstanding	46,581,399	46,229,231
Treasury stock - par value	$ 0.01	$ 0.01
Treasury stock - number of shares	1,971,639	1,967,639

Consolidated Statements of Income (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues
Revenues - third parties (Note 18)	$ 7,207,813	$ 6,910,348	$ 4,925,637
Revenues - related companies (Note 5 and 18)	51,147	55,117	45,998
Total Revenues	7,258,960	6,965,465	4,971,635
Cost of Revenues
Cost of revenues - third parties (Note 18)	6,496,327	6,284,179	4,440,733
Cost of revenues - related companies (Note 5 and 18)	459,984	404,988	303,620
Total Cost of Revenues	6,956,311	6,689,167	4,744,353
Gross Profit	302,649	276,298	227,282
OPERATING EXPENSES
Selling and distribution (Note 19)	210,236	192,846	155,412
General and administrative (Note 20)	29,897	29,806	27,503
Amortization of intangible assets (Note 13)	1,505	1,461	1,001
Loss on sale of vessels, net (Note 10)	5,966	8,682	1,540
Total operating expenses	247,604	232,795	185,456
Operating income	55,045	43,503	41,826
OTHER INCOME/(EXPENSE)
Interest and finance costs (Notes 8, 9, 12, 14, 15 and 21)	(31,192)	(27,864)	(17,351)
Interest income	123	57	31
Foreign exchange (losses)/gains, net	3,786	1,440	(3,612)
Other expense	(1,191)	0	0
Total other expenses, net	(28,474)	(26,367)	(20,932)
Income before provision for income taxes	26,571	17,136	20,894
Income taxes (Note 26)	(4,122)	(5,428)	(2,161)
Net income	22,449	11,708	18,733
Net income attributable to non-controlling interest	2,372	1,480	0
Net income attributable to AMPNI shareholders	$ 20,077	$ 10,228	$ 18,733
Basic earnings per common share (Note 25)	$ 0.44	$ 0.22	$ 0.4
Diluted earnings per common share (Note 25)	$ 0.44	$ 0.22	$ 0.4
Weighted average number of common shares, basic	45,473,360	45,979,761	46,295,973
Weighted average number of common shares, diluted	45,473,360	45,979,761	46,445,499

Consolidated Statements of Stockholders' Equity (USD $) In Thousands, except Share data	Total	Common Stock	Treasury Stock	Treasury Stock - Additional Paid-in Capital	Additional Paid-in Capital	Retained Earnings	Non-Controlling Interest
BALANCE, value at Dec. 31, 2009	$ 335,057	$ 430			$ 194,112	$ 140,515
BALANCE, shares at Dec. 31, 2009		43,009,303
Net income	18,733					18,733
Dividends declared and paid ($0.04 per share)	(1,878)					(1,878)
Issuance of common stock, value (Note 24)	139,047	45			139,002
Issuance of common stock, shares (Note 24)		4,491,900
Share-based compensation, value (note 23)	4,084	2			4,082
Share-based compensation, shares (Note 23)		208,217
Repurchases of common stock, value (Note 24)	(24,680)		(10)	(24,670)
Repurchases of common stock, shares (Note 24)			(1,000,000)
BALANCE, value at Dec. 31, 2010	470,363	477	(10)	(24,670)	337,196	157,370
BALANCE, shares at Dec. 31, 2010		47,709,420	(1,000,000)
Net income	11,708					10,228	1,480
Dividends declared and paid ($0.04 per share)	(1,864)					(1,864)
Share-based compensation, value (note 23)	3,963	5			3,958
Share-based compensation, shares (Note 23)		487,450
Repurchases of common stock, value (Note 24)	(4,628)		(10)	(4,618)
Repurchases of common stock, shares (Note 24)			(967,639)
BALANCE, value at Dec. 31, 2011	479,542	482	(20)	(29,288)	341,154	165,734	1,480
BALANCE, shares at Dec. 31, 2011		48,196,870	(1,967,639)
Net income	22,449					20,077	2,372
Dividends declared and paid ($0.04 per share)	(1,860)					(1,860)
Share-based compensation, value (note 23)	4,406	4			4,402
Share-based compensation, shares (Note 23)		356,168
Repurchases of common stock, value (Note 24)	(19)		0	(19)	(19)
Repurchases of common stock, shares (Note 24)			(4,000)
BALANCE, value at Dec. 31, 2012	$ 504,518	$ 486	$ (20)	$ (29,307)	$ 345,556	$ 183,951	$ 3,852
BALANCE, shares at Dec. 31, 2012		48,553,038	(1,971,639)

Consolidated Statements of Stockholders' Equity (Parentheticals) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Common stock dividend per share, declared and paid	$ 0.04	$ 0.04	$ 0.04

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income	$ 22,449	$ 11,708	$ 18,733
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Depreciation	22,102	21,755	21,092
(Release of) provision for doubtful accounts	2,919	61	(458)
Share-based compensation	4,406	3,963	4,084
Amortization	10,115	9,576	7,667
Provision for income taxes	428	(358)	(589)
Loss on sale of vessels, net	5,966	8,682	1,540
Change in fair value of derivatives	1,469	(834)	0
Other non-cash charges	(39)	0	384
Increase / Decrease in:
Trade receivables	48,278	(84,843)	(70,342)
Due from related companies	880	4,382	(12,056)
Inventories	23,231	(49,039)	(8,351)
Prepayments and other current assets	(1,329)	(5,423)	209
Trade payables	(8,642)	43,146	(19,341)
Other payables to related companies	(671)	1,559	(13)
Accrued and other current liabilities	(2,436)	674	2,782
Increase in other non-current assets	(1)	(55)	(6)
Increase in other non-current liabilities	(45)	101	112
Payments for dry-docking	(5,561)	(9,920)	(10,073)
Net cash (used in) provided by operating activities	123,519	(44,865)	(64,626)
Cash flows from investing activities:
Advances for vessels under construction	(2,303)	(22,751)	(59,568)
Advances for vessel acquisitions	0	(453)	(26,576)
Advances for other fixed assets under construction	(62,366)	(29,116)	(11,630)
Purchase of intangible assets	0	(1,500)	0
Business acquisitions, net of cash acquired	0	0	(63,652)
Net proceeds from sale of vessels	8,932	8,474	2,920
Purchase of other fixed assets	(844)	(247)	(10,499)
Decrease in restricted cash	0	4	2
Increase in restricted cash	(1,581)	0	0
Net cash used in investing activities	(58,162)	(45,589)	(169,003)
Cash flows from financing activities:
Proceeds from long-term debt	0	17,273	176,172
Repayment of long-term debt	(26,109)	(77,405)	(116,841)
Repayment of capital lease obligation	(1,267)	(1,238)	(1,225)
Net change in short-term borrowings	(27,482)	142,350	95,103
Repurchases of common stock	(19)	(4,628)	(24,680)
Financing costs paid	(390)	(1,319)	(411)
Proceeds from the issuance of common stock	0	0	147,109
Cost of issuance of common stock	0	0	(8,062)
Dividends paid	(1,860)	(1,864)	(1,878)
Net cash provided by / (used in) financing activities	(57,127)	73,169	265,287
Effect of exchange rate changes on cash and cash equivalents	434	(632)	0
Net increase (decrease) in cash and cash equivalents	8,664	(17,917)	31,658
Cash and cash equivalents at beginning of year	68,582	86,499	54,841
Cash and cash equivalents at end of year	77,246	68,582	86,499
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid during the year for interest, net of capitalized interest:	20,545	19,037	9,872
Cash paid during the year for income taxes:	$ 7,467	$ 4,093	$ 1,822

Basis of Presentation	12 Months Ended
Dec. 31, 2012
Basis of Presentation [Abstract]
Basis of Presentation
1.      Basis of Presentation:

The accompanying consolidated financial statements include the accounts of Aegean Marine Petroleum Network Inc. (hereinafter referred to as "Aegean") and its subsidiaries (Aegean and its subsidiaries are hereinafter collectively referred to as the "Company"). The Company is an independent physical supplier and marketer of refined marine fuel and lubricants to ships in port and at sea.

Aegean was formed on June 6, 2005, under the laws of the Republic of the Marshall Islands, for the purpose of acquiring all outstanding common shares of companies owned, directly and indirectly, by Leveret International Inc. ("Leveret"), which is controlled by Aegean's founder and Head of Corporate Development, Mr. Dimitris Melisanidis.

In December 2006, Aegean completed its initial public offering of 14,375,000 common shares on the New York Stock Exchange under the United States Securities Act of 1933, as amended.

Material Subsidiaries

(a)
Aegean Marine Petroleum S.A. ("AMP"), incorporated in the Republic of Liberia on January 4, 1995, is engaged in the commercial purchase and sale of marine petroleum products and is the principal operating entity of the Company.

(b)	Service Centers, which monitor and support the logistical aspects of each order in their respective geographical locations.

Company Name	Juridiction of Incorporation	Date of Incorporation
Aegean Marine Petroleum LLC (the "UAE Service Center")	United Arab Emirates	07/26/2000
Aegean Bunkering Gibraltar Ltd. (the "Gibraltar Service Center")	Gibraltar	08/07/1997
Aegean Bunkering Jamaica Ltd. (the "Jamaica Service Center")	Jamaica	11/25/2004
Aegean Bunkering (Singapore) Pte. Ltd. (the "Singapore Service Center")	Singapore	06/07/2005
Aegean Bunkering (Ghana) Limited (the "West Africa Service Center")	Ghana	05/18/2007
Aegean Bunkers at Sea NV (''ABAS'', the "NW Europe Service Center")	Belgium	12/16/1999
Portland Bunkers International Ltd. (the "UK Service Center")	United Kingdom	12/13/1999
ICS Petroleum Ltd (the "Vancouver Service Center")	Canada	11/25/1985
ICS Petroleum (Montreal) Ltd (the "Montreal Service Center")	Canada	06/03/1986
Aegean Bunkering Trinidad Ltd. (the "Trinidad Service Center")	Trinidad and Tobago	02/20/2006
Aegean North West Europe NV ("ANWE", the "NW Europe Business Center")	Belgium	02/12/1986
Aegean Bunkering Combustibles Las Palmas S.A. (the "Canary Islands Service Center")	Las Palmas	04/30/2010
Aegean Bunkering (C Verde) LDA (the "Cape Verde Service Center")	Cape Verde	02/16/2011
Aegean Bunkering Morocco SARL AU (the "Tangier Service Center")	Morocco	05/28/2010
Aegean Bunkering (Panama) SA (the "Panama Service Center")	Panama	04/28/2005
Aegean Oil Terminals (Panama) SA (the "Panama Service Center")	Panama	02/01/2011
Aegean Bunkering (Hong- Kong) Ltd (the "Hong Kong Service Center)	Hong Kong	06/15/2011

The following companies are also the owners of the vessels presented in the table:

Company Name	Service/Business center	Vessel Name	Year Built	Size (dwt)	Date Acquired
Aegean Marine Petroleum LLC	UAE	Aegean Flower	2001	6,523	01/05/2004
Aegean Bunkers at Sea NV	NW Europe	Sara	1990	7,389	10/09/2007
ICS Petroleum Ltd	Vancouver	PT36	1980	3,730	07/01/2008
Aegean Barges NV	NW Europe	Colorado	2004	5,088	04/01/2010
Aegean North West Europe NV	NW Europe	Vigo	1971	1,319	04/01/2010
Aegean Barges NV	NW Europe	Elbe	1962	542	04/01/2010
Aegean Barges NV	NW Europe	Ellen	1971	1,439	04/01/2010
Aegean Barges NV	NW Europe	Blender	1963	736	04/01/2010
Aegean North West Europe NV	NW Europe	Willem SR*	2006	3,180	04/01/2010
Aegean North West Europe NV	NW Europe	Steidamm	1972	1,634	04/01/2010
Jadaco BV	NW Europe	Tapuit	1971	2,500	04/01/2010
Blatoma NV	NW Europe	Texas	2003	4,165	04/01/2010
Seatra BVBA	NW Europe	Montana	2011	4,319	05/26/2011
Aegean North West Europe NV	NW Europe	Florida*	2011	1,533	11/15/2011

*10% of ownership

(c)
Aegean Bunkering Services Inc. (the "Manager") was incorporated in the Marshall Islands on July 11, 2003 and provides all the vessel-owning companies listed below with a wide range of shipping services such as technical support and maintenance, insurance arrangement and handling, financial administration and accounting services.

(d)	Vessel-owning companies with operating vessels:

		Vessel Details
Company Name	Date of Incorporation	Vessel Name	Year Built	Size (dwt)	Date Acquired
Clyde I Shipping Corp. ("Clyde")	05/10/2004	Aegean Tulip	1993	4,853	05/20/2004
Aegean X Maritime Inc. ("Aegean X")	08/31/2004	Aegean X	1982	6,400	08/31/2004
Mare Vision S.A. ("Mare")	11/01/2005	Aegean XI	1984	11,050	05/03/2006
Sea Breezer Marine S.A. ("Sea Breezer")	04/02/2004	Aegean Princess	1991	7,030	05/25/2007
Milos Shipping Pte. Ltd. ("Milos")	11/23/2006	Milos	2007	4,626	06/29/2007
Serifos Shipping Pte. Ltd. ("Serifos")	11/23/2006	Serifos	2007	4,664	11/20/2007
Pontos Navigation Inc. ("Pontos")	09/09/2002	Leader	1985	83,890	09/21/2007
Kithnos Maritime Inc. ("Kithnos")	01/28/2005	Kithnos	2007	4,626	11/30/2007
Mykonos I Maritime Inc. ("Mykonos I")	01/28/2005	Mykonos	2008	4,626	06/25/2008
West Coast Fuel Transport ("WCF")	09/10/1990	PT25	1988	2,560	07/01/2008
Santorini I Maritime Inc. ("Santorini I")	01/28/2005	Santorini	2008	4,629	09/26/2008
Eton Marine Ltd. ("Eton")	12/21/2005	Patmos	2008	6,262	11/18/2008
Paros Shipping Pte. Ltd. ("Paros")	01/28/2005	Paros	2008	4,629	11/25/2008
Kimolos Shipping Pte. Ltd. ("Kimolos")	01/28/2005	Kimolos	2008	4,664	03/04/2008
Syros I Maritime Inc. ("Syros I")	01/28/2005	Syros	2008	4,596	04/21/2008
AMP Maritime S.A.("Aegean Champion")	12/15/2008	Aegean Champion	1991	23,400	04/30/2009
Kerkyra Marine S.A.("Kerkyra")	09/26/2006	Kerkyra	2009	6,290	07/29/2009
Tasman Seaways Inc.("Kalymnos")	12/21/2005	Kalymnos	2009	6,283	02/20/2009
Paxoi Marine S.A.("Paxoi")	09/26/2006	Paxoi	2009	6,310	11/20/2009
Ithaki Marine S.A. ("Ithaki")	07/06/2009	Ithaki	2009	6,272	09/01/2009
Lefkas Marine S.A. ("Naxos")	12/18/2008	Naxos	2009	4,626	01/07/2009
Cephallonia Marine S.A.	09/26/2006	Kefalonia	2009	6,272	10/15/2009
PT22 Shipping Co. Ltd.("PT22")	01/22/2009	PT22	2001	2,315	05/29/2009
Lefkas Shipping Pte. Ltd. ("Lefkas")	09/26/2006	Lefkas	2010	6,321	03/16/2010
Andros Marine Inc. ("Andros")	02/21/2007	Andros	2010	4,605	02/05/2010
Zakynthos Marine S.A. ("Zakynthos")	09/27/2006	Zakynthos	2010	6,303	01/20/2010
Victory Sea Shipping S.A ("Victory")	12/30/2009	Aeolos	1990	84,040	05/07/2010
Kythira Marine S.A. ("Kythira")	09/26/2006	Kythira	2010	6,314	04/30/2010
Dilos Marine Inc. ("Dilos")	02/21/2007	Dilos	2010	4,593	05/05/2010
Benmore Services S.A. ("Benmore")	12/21/2005	Nisyros	2010	6,312	06/01/2010
Santon Limited ("Santon")	01/10/2006	Leros	2010	6,311	09/03/2010
Kassos Navigation S.A. ("Kassos")	02/14/2008	Kassos	2010	6,256	10/29/2010
Tilos Shipping Pte Ltd. ("Tilos")	02/14/2011	Tilos	2011	6,263	03/28/2011
Anafi Shipping Pte. Ltd. ("Anafi")	05/16/2011	Anafi	2011	4,584	04/06/2011
Halki Navigation S.A. ("Halki")	02/14/2008	Halki	2011	6,256	07/28/2011
Aegean VII Shipping Ltd.	09/07/2005	Sikinos	2011	4,595	08/11/2011
Symi Navigation S.A.	02/14/2008	Symi	2012	6,256	04/11/2012

(e)
Aegean Management Services M.C. was incorporated in Piraeus on February 20, 2008 and provides all the vessel-maritime companies listed below with a wide range of shipping services such as technical support for ISM purposes, insurance arrangement and handling and accounting services.

(f)	Vessel-maritime companies with operating vessels in Greece:

		Vessel Details
Company Name	Date of Incorporation	Vessel Name	Year Built	Size (dwt)	Date Acquired

Aegean Tiffany Maritime Company	01/23/2009	Aegean Tiffany	2004	2,747	07/07/2004
Aegean Breeze Maritime Company	01/23/2009	Aegean Breeze I	2004	2,747	07/07/2004
Aegean Rose Maritime Company	12/02/2002	Aegean Rose	1988	4,935	01/21/2003
Aegean Daisy Maritime Company	12/02/2002	Aegean Daisy	1988	4,935	01/21/2003
Aegean Ship III Maritime Company	06/23/2008	Aegean III	1990	2,973	07/08/2008
Aegean Ship VIII Maritime Company	06/23/2008	Aegean VIII	1989	2,973	07/08/2008
Aegean Ship XII Maritime Company	06/23/2008	Aegean XII	1979	3,680	07/08/2008
Aegean Ace Maritime Company	01/26/2009	Aegean Ace	1992	1,615	03/23/2009
Aegean Maistros Maritime Company	11/21/2007	Aegean Orion	1991	550	09/07/2009
Aegean Gas Maritime Company aegean	07/24/2001	Mediterranean	1982	19,894	02/28/2010
Aegean Ostria Maritime Company	11/21/2007	Amorgos	2007	4,627	12/21/2007
Sealand Navigation Inc.	04/27/2011	Karpathos	2010	6,247	07/12/2010
Ios Shipping Ltd	11/14/2012	Ios	2010	4,620	09/08/2010

(g)	Other companies with material assets and/or liabilities:

Company Name	Date of Incorporation	Country of Incorporation	Activity
Aegean Investments S.A. ("Aegean Investments")	11/05/2003	Marshall Islands	Holding company
Aegean Holdings S.A. ("Aegean Holdings")	02/26/2003	Marshall Islands	Holding company
Aegean Oil (USA), LLC ("Aegean USA")	04/07/2005	United States	Marketing office
Aegean Petroleum International Inc.	02/22/2008	Marshall Islands	Fuel commerce
AMPNI Holdings Co Limited ("AMPNI Holdings")	02/02/2009	Cyprus	Holding company
Aegean Caribbean Holdings Inc.	01/07/2009	Saint Lucia	Holding company
Caribbean Renewable Energy Sources Inc.	02/02/2007	British Virgin Islands	Asset holder
Aegean Oil Terminal Corporation	04/14/2008	Marshall Islands	Site construction

As of December 31, 2012, Aegean's ownership interest in all the above subsidiaries amounted to 100%, except for Panama Service Center and Seatra, which amounted to 55.5% and 50.0%, respectively. Aegean has a controlling financial interest in Panama Service Center as it owns the majority of the outstanding voting shares. Aegean has a controlling financial interest in Seatra because it has the power to direct the activities of Seatra that most significantly affect Seatra's economic performance.

For the years ended December 31, 2010, 2011 and 2012, no customer individually accounted for more than 10% of the Company's total revenues.

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Significant Accounting Policies
2.	Significant Accounting Policies:

Principles of Consolidation: The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles and include for each of the three years in the period ended December 31, 2012, the accounts and operating results of the Company. Intercompany balances and transactions have been eliminated in consolidation. The Company consolidates subsidiaries where it holds a controlling financial interest or it has an interest in a variable interest entity (VIE). The condition for a controlling financial interest is ownership of majority of the voting interest of over 50% of the outstanding voting shares or the power to direct the activities of the entity that most significantly affect the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the entity or the right to receive benefits from the entity that could potentially be significant to the entity. Noncontrolling interest in both equity and income statement of subsidiaries are stated separately.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Transactions: The functional currency of Aegean and its material subsidiaries is the U.S. dollar because the Company purchases and sells marine petroleum products in the international oil and gas markets and because the Company's vessels operate in international shipping markets; both of these international markets transact business primarily in U.S. dollars. The Company's accounting records are maintained in U.S. dollars. Transactions involving other currencies during the year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities denominated in other currencies are adjusted to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income. The financial statements of the Company's subsidiaries with functional currencies other than U.S. dollars, the functional currency of the Company's subsidiaries have been converted to U.S. dollars by the application of the translation method (current rate method).  All assets and liabilities are translated using the period end exchange rate.  Shareholders equity accounts are translated using historical rates.  Revenues and expenses are translated using the weighted average exchange rate in effect during the period.  Exchange differences on the translation of entities with functional currencies other than the U.S. dollar, are recognized directly in the foreign currency translation reserve as other comprehensive income.

Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.

Restricted Cash: Restricted cash consists of interest-bearing deposits with certain banks as cash collateral against outstanding short-term facilities and retention accounts that can only be used for the purposes of repayment of current portions of long-term loans. Restricted cash also includes interest-bearing deposits with an international bank as cash collateral against standby letters of credit issued by the same bank to a shipyard. Restricted cash is classified as non-current when the funds are to be used to acquire non-current assets.

Trade Receivables, net:  Management is responsible for approving credit to customers, setting and maintaining credit standards, and managing the overall quality of the credit portfolio. The Company performs ongoing credit evaluations of its customers based upon payment history and the assessments of customers' credit worthiness. The Company generally provides payment terms of approximately 30 days. The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience with its customers, current market conditions of its customers, and any specific customer collection issues. Accounts receivable are reduced by an allowance for amounts that may become uncollectible in the future. The Company had accounts receivable of $526,450, and $477,738 before allowances for bad debts of $1,354 and $3,503 as of December 31, 2011 and 2012, respectively.  Allowances for bad debt are summarized as follows:

Allowances for doubtful accounts
Balance, December 31, 2010	$1,293
- Additions	61
Balance, December 31, 2011	$1,354
- Additions	2,919
Balance, December 31, 2012	$4,273

The Company transfers ownership of eligible trade accounts receivable to a third-party purchaser without recourse in exchange of cash. The factoring of trade accounts receivable under the agreement is accounted for as a sale. Proceeds from the transfer reflect the face value of the account less a discount. The receivables sold pursuant to this factoring agreement are excluded from trade receivables in the consolidated balance sheets and are reflected as cash provided by operating activities in the consolidated statements of cash flows. The Company continues to service, administer and collect the receivables sold under this program. The Company does not record a servicing asset or liability on the consolidated balance sheets as the Company estimates the fee it receives is at fair valaue. Servicing fees during the year ended December 31, 2012 are recorded in the interest and finance costs in the accompanying consolidated statements of income. The third-party purchaser has no recourse to the Company's assets for failure of debtors to pay when due.

Insurance Claims: Insurance claims are recorded on the accrual basis once recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed. Insurance claims represent the claimable expenses, net of deductibles, incurred through

December 31 of each year, which are expected to be recovered from insurance companies.

Inventories: Inventories comprise marine fuel oil ("MFO"), marine gas oil ("MGO"), lubricants and victualling stores, which are stated at the lower of cost or market. Cost is determined by the first in, first out method.

Vessel Cost: Vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements and delivery expenses, interest and on-site supervision costs incurred during the construction periods). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels; otherwise these amounts are charged to expense as incurred.

Advances and milestone payments made to shipyards during construction periods are classified as "Advances for vessels under construction and acquisitions" until the date of delivery and acceptance of the vessel, at which date they are reclassified to "Vessels, cost". Advances for vessels under construction also include supervision costs, amounts paid under engineering contracts, capitalized interest and other expenses directly related to the construction of the vessels.

Amounts of interest to be capitalized during the asset acquisition period are determined by applying an interest rate ("the capitalization rate") to the average amount of accumulated expenditures for the asset during the period.  The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company.

Vessels acquired as a part of an acquisition are recognized at their fair value as at the date of the acquisition.

Vessel Depreciation on Ocean- going Bunkering Tankers: Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated salvage value. Each vessel's estimated salvage value is equal to the product of its light-weight tonnage and the estimated scrap rate. Management estimates the useful life of the Company's bunkering and non-bunkering tankers to be 30 years and 25 years, respectively, from the date of initial delivery from the shipyard. Management estimates the useful life of the Company's floating storage facilities to be 30 years from the date of acquisition. Secondhand vessels are depreciated from the date of their acquisition through their remaining estimated useful life. However, when regulations place limitations on the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective.

Vessel Depreciation on In-Land Waterway Bunkering Tankers: Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated salvage value. Each vessel's estimated salvage value is equal to the product of its light-weight tonnage and the estimated scrap rate. Management estimates the useful life of the in-land waterway bunkering tankers to be 45 years from the date of the initial delivery from the shipyard.

Intangible Assets: Intangible assets consist of three concession agreements, in the United Kingdom, the Canary Islands and Panama and a non-compete covenant in Belgium.
Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date. Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, if any. These assets are being amortized over their useful life.

Goodwill: Goodwill represents the excess of the purchase price over the net of the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in business acquisitions. As required by the goodwill topic of the FASB Accounting Standard Codification, goodwill is not amortized, but reviewed as of December 31 of each year for impairment. The Company also evaluates goodwill for impairment at any time that events occur or circumstances change indicating a possible impairment. The Company tests for goodwill impairment using the two-step process. The first step is a screen for potential impairment, while the second step measures the amount of impairment. Fair value of the reporting units is derived using discounted cash flow analysis.

Impairment of Long-Lived Assets: Accounting guidance requires that long-lived assets and certain identifiable intangible assets held and used or to be disposed of by an entity, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as vessel sale and purchase prices in the marketplace, business plans and overall market conditions. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset and any future disposal is less than its carrying amount, the asset should be evaluated for an impairment loss. In developing estimates of future cash flows, the Company relied upon estimates made by management with regard to the Company's vessels, including future deliveries, operating expenses, and the estimated remaining useful lives of the vessels. These assumptions are based on historical trends as well as future expectations and are consistent with the plans and forecasts used by management to conduct its business. The variability of these factors depends on a number of conditions, including uncertainty about future events and general economic conditions; therefore, the Company's accounting estimates might change from period to period. In the event that undiscounted projected net operating cash flows were less than carrying value, the Company would estimate the fair value of the related asset and record a charge to operations calculated by comparing the asset's carrying value to the estimated fair value.  Measurement of the impairment loss is based on the fair value of the asset as determined by management considering third-party valuations and discounted future cash flows attributable to the vessel or asset group. The Company regularly reviews the carrying amount of its long-lived assets. The Company had no impairment losses in any of the periods presented.

Accounting for Drydocking Costs: The Company's vessels are generally required to be drydocked every 30 to 60 months for major repairs and maintenance that cannot be performed while the vessels are in operation. The Company follows the deferral method of accounting for drydocking costs whereby actual costs incurred are deferred and are amortized on a straight-line basis over the period through the date the next drydocking is scheduled to become due. Unamortized drydocking costs of vessels that are sold are written off against income in the year of the vessel's sale.

Leases: The Company leases properties for operations from time to time.  Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

The Company records vessels under capital leases as fixed assets at the lower of the present value of the minimum lease payments at inception of the lease or the fair value of the vessel. Vessels under capital leases are amortized over the estimated remaining useful life of the vessel or until the end of the lease term, if shorter.  Assets held under capital leases are presented as "Advances for vessels under construction and acquisitions" in the balance sheet until the vessel is deemed ready for its intended use and the balance is reclassified to "Vessels, cost".  The current portion of capitalized lease obligations are reflected in the balance sheet in "Accrued and other current liabilities" and remaining long-term capitalized lease obligations are presented as "Other non-current liabilities".

Financing Costs: Fees incurred for obtaining new loans or refinancing existing loans are deferred and amortized to interest expense over the life of the related debt using the effective interest method. Unamortized fees relating to loans repaid or refinanced are generally expensed in the period the repayment or refinancing is made.

Pension and Retirement Benefit Obligations: The vessel-owning companies included in the consolidation employ the crew on board under short-term contracts (usually up to nine months) and accordingly, they are not liable for any pension or post retirement benefits. The Company's full-time Greek employees are covered by state-sponsored pension funds for which the Company is required to contribute a portion of the monthly salary of these employees to the fund (i.e., a defined contribution plan). Upon retirement of these employees, the state-sponsored pension funds are responsible for paying the employees' retirement benefits and accordingly, the Company has no obligation for these benefits.

Accounting for Revenues and Expenses: Revenues are principally earned from the physical supply of marine petroleum products via the Company's bunkering tankers. In this respect, sales of marine petroleum products and cost of sales of marine petroleum products are recorded in the period when the marine petroleum products are loaded onto the customer's vessel. In Greece, revenues are earned from the sale of marine petroleum  products through a related party physical supplier (refer to Note 5). These sales and the respective cost of sales are recorded in the period when the related party physical supplier delivers the marine petroleum products to the customer.

For arrangements in which the Company physically supplies marine petroleum products via its own bunkering tankers, cost of marine petroleum products sold represents amounts paid by the Company for marine petroleum products sold in the period being reported on.  For arrangements in which marine petroleum products are purchased from the Company's related party physical supplier, cost of marine petroleum products sold represents the total amount paid by the Company to the physical supplier for marine petroleum products and the delivery thereof to the Company's customer.

Revenues are also generated from voyage agreements of the Company's vessels. Under a voyage charter the revenues and associated voyage costs are recognized over the duration of the voyage.  A voyage is deemed to commence upon the later of the completion of discharge of the vessel's previous cargo or upon vessel arrival to the agreed upon port based on the terms of a voyage contract and is not cancelable and voyage is deemed to end upon the completion of discharge of the delivered cargo.

The Company also recognizes other revenues which mainly derive from brokerage and agency fees, throughput fees and storage fees. These revenues are recognized when services are performed and collectability is reasonably assured.

Operating expenses are accounted for on the accrual basis. The selling and distribution expenses generally represent indirect expenses incurred for selling and distribution and related to the delivery of the products and services to the customers. The general and administrative expenses are presented separately and represent the administrative cost of managing the Company such as the office administrative personnel, the maintenance of the Company's office property, equipment and other fixed assets and its depreciation, and all the general office expenses, professional fees, travel expenses and utilities.

Repairs and Maintenance: All vessel repair and maintenance expenses, including major overhauling (which are non-scheduled repairs and maintenance work undertaken on a vessel's engine) and underwater inspections are expensed in the year incurred. Such costs are included in other operating expenses in the accompanying consolidated statements of income.

Income Taxes: The Company accounts for income taxes using the liability method, as required by the generally accepted accounting principles for income taxes reporting. Under this method deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at each period end corresponding to those jurisdictions subject to income taxes.  Deferred tax assets and liabilities are recognized for all temporary   items and an offsetting valuation allowance is recorded to the extent that it is not more likely than not that the asset will be realized.  Deferred tax is measured based on tax rates and laws enacted at the balance sheet date in any jurisdiction.

Income tax regulations in the different countries in which the Company operates under which the Company's uncertain income tax positions are determined could be interpreted differently resulting in tax obligations differing from those currently presented. In this sense, the income tax returns of the Company's primary tax jurisdictions remain subject to examination by related tax authorities.

Earnings per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares deemed outstanding during the year. Net income available to common stockholders is calculated as net income less that amount allocable to non-vested share-based payment awards that contain rights to receive non-forfeitable dividends or dividend equivalents and participate equally in undistributed earnings.  Non-vested share-based payment awards have no contract obligations to share in the losses of the entity and are therefore excluded from the calculation of loss per share. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised.  Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings per share computation. Non-vested shares are included in the calculation of the diluted earnings per shares, based on the weighted average number of non-vested shares assumed to be outstanding during the period.

Contingencies: The Company accrues for a loss if the Company deems it probable that a liability has been incurred at the date of the financial statements and the amount of that loss can be reasonably estimated. If the Company deems it reasonably possible that a liability has been incurred, the nature of the contingency and an estimate of the amount of loss is disclosed in the notes to the financial statements.

Financial Instruments:  The carrying amounts of the current financial assets and current financial liabilities reported in the consolidated balance sheets approximate their respective fair values because of the short term nature of these financial instruments. The fair value of revolving credit facilities is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. Additionally, the Company considers its creditworthiness in determining the fair value of the revolving credit facilities.  The carrying value approximates the fair market value for the floating rate loans because interest rates are based on the market rates.

The Company enters into derivative contracts in order to mitigate the risk of market price fluctuations in fuel and the interest rate risk deriving from its loan agreements.  The derivative instruments are classified according to the accounting guidance provided by US generally accepted accounting principles for derivative instruments and hedging activities. The Company currently does not apply hedge accounting to its derivative instruments.

Interest Rate Swap: Changes in the estimated fair value of the interest rate swap are recognized as components of interest and finance costs in the consolidated statement of income. The fair value of the contract is recorded in the Company's consolidated balance sheet in non-current liabilities.

Fuel Pricing Contracts: Changes in the estimated fair value of the fuel pricing contracts are recognized as components of cost of revenue in the consolidated statement of income.  The fair value of the outstanding fuel pricing contracts is separately presented in the Company's consolidated balance sheet in current assets/liabilities.  The Company classifies cash flows related to derivative financial instruments within cash used in operating activities in the consolidated statement of cash flows.

For more information on the Company's derivatives, see Note 16.

Recent Accounting Pronouncements:

There are no recent accounting pronouncements effective for the current period whose adoption would have a material effect on the Company's consolidated financial statements in the current period.

Significant Acquisitions	12 Months Ended
Dec. 31, 2012
Significant Acquisitions [Abstract]
Significant Acquisitions

3.      Significant Acquisitions:

Aegean NWE Business: On April 1, 2010, the Company, via its subsidiaries AMPNI Holdings Co. Limited, AMPNI Investments Co Limited and Aegean Barges N.V. (collectively the "Buyer")  acquired all of the outstanding share capital of Verbeke Bunkering N.V. ("Verbeke Bunkering"), the Blatoma N.V. and certain assets ("Verbeke Shipping vessels") (or collectively the "Aegean NWE Business") from Verbeke Shipping N.V. (Verbeke Shipping or the "Seller") for a total consideration of  $59,217. The Verbeke Business is a Belgian fuel logistics company that physically supplies marine fuel and lubricants to seagoing ships in ports and at sea. The Aegean NWE  Business primarily operates in the Antwerp-Rotterdam-Amsterdam (ARA) region, the world's second largest bunkering market. In addition, Verbeke Bunkering is active in the ports of Zeebrugge, Ostend, Ghent, Terneuzen, Flushing, Ljmuiden and Moerdijk. The Company entered into this transaction as a strategic opportunity for expansion to the ARA region, in which it had limited presence. The Company also expects to realize meaningful operational synergies with its Belgium-based subsidiary, ABAS, which was acquired by the Company in 2007.

The following table presents the fair value of the assets and liabilities as of the acquisition date. Measurement   period adjustments recorded in 2010 include a reduction in the value of vessels acquired of $298 to comply with the fair valuation, and an increase in liabilities acquired of $200 for lawsuits outstanding at the date of acquisition.

Adjusted Purchase Price
Cash consideration to sellers	59,217
Fair Value of Assets and Liabilities Acquired
Cash and cash equivalents	6,090
Trade receivables	93,252
Prepayments and other current assets	1,886
Restricted cash	342
Inventories	6,552
Advances for vessels under construction	1,269
Vessels cost	22,180
Other fixed assets	2,296
Non-compete covenants	3,365
Trade payables	(22,337)
Short-term borrowings	(61,781)
Long- term debt	(7,445)
Accrued and other liabilities	(4,323)
Deferred tax liability	(2,584)
Non current liabilities	(60)
Total fair value of assets and liabilities acquired	38,702
Goodwill	20,515

Las Palmas Business: On July 1, 2010, the Company acquired Shell's Las Palmas terminal operations (the "Las Palmas Business"), for a total consideration of $10,300 (excluding direct acquisition costs). The Las Palmas Business had entered into a concession agreement with the port authorities to use the port facilities and territory, an agreement that was transferred to the Company upon the acquisition.

All direct costs are included in the acquisition cost since the Las Palmas Business acquisition is an asset acquisition.

The following table presents the purchase accounting adjustments as of the acquisition date.

Adjusted Purchase Price
Cash consideration to sellers	10,300
Acquisition costs	225
Adjusted purchase price	10,525

An identifiable intangible asset was recognized consisting of an exclusive 28 year concession agreement with the port authorities which gives Aegean an exclusive right to perform storage and bunkering operations at that port. There were no other significant assets acquired in this transaction.

This asset is being amortized on a straight-line basis over the remaining contractual life of the agreement (from July 1, 2010 to January 1, 2028). Amortization expense of $601 was recognized for the years ended December 31, 2011 and 2012.

Trade Accounts Receivables Factoring Agreement	12 Months Ended
Dec. 31, 2012
Trade Acounts Receivables Factoring Agreement [Abstract]
Trade Acounts Receivables Factoring Agreement
4.	Trade Accounts Receivables Factoring Agreement

In connection with the factoring agreement, renewed on November 14, 2012 and valid until October 17, 2013, the Company transfers ownership of eligible trade accounts receivable to a third-party purchaser without recourse in exchange of cash. Proceeds from the transfer reflect the face value of the account less a discount. The receivables sold pursuant to this factoring agreement are excluded from the trade receivables on the consolidated balance sheets and are reflected as cash provided by operating activities on the consolidated statements of cash flows.

The third-party purchaser has no recourse to the Company's assets for failure of debtors to pay when due. The Company sold $761,194 of trade accounts receivable during the fiscal year 2012, which is net of servicing fees of $1,738 (Note 21).

Transactions with Related Parties	12 Months Ended
Dec. 31, 2012
Transactions with Related Parties [Abstract]
Transactions with Related Parties
5.	Transactions with Related Parties:

The transactions with related parties presented in the accompanying consolidated financial statements as of and for the year ended December 31, 2012 are analyzed as follows:

	Due from related companies	Trade Payables to related companies	Other Payables to related companies	Sales of Marine Petroleum Products- related companies*	Cost of Marine Petroleum Products- related companies	Cost of voyage revenues	Voyage Revenues*
Aegean Oil	3,508	17,031	531	-	455,476	1,868	542
Aegean Shipping Management	4,713			7,133
General Maritime	1,757			30,628
Fairy Marine	62
Melco		401		4,631	2,640
Aegean V	4,367						8,141
Other	841		929				72
Total	15,248	17,432	1,460	42,392	458,116	1,868	8,755

*Included in the revenues from related parties in the accompanying consolidated statements of income.

The transactions with related parties presented in the accompanying consolidated financial statements as of and for the year ended December 31, 2011 are analyzed as follows:

	Due from related companies	Trade Payable to related companies	Other Payables to related companies	Sales of Marine Petroleum Products- related companies*	Cost of Marine Petroleum Products- related companies	Voyage Revenues*	Other Revenues*
Aegean Oil	849	28,547	221		404,988	588
Aegean Shipping Management	6,417		1,637	8,574
General Maritime	3,593			38,681
Fairy Marine	1,253
Aegean V	2,791					7,019
Other	1,225		273			101	154
Total	16,128	28,547	2,131	47,255	404,988	7,708	154

*Included in the revenues from related parties in the accompanying consolidated statements of income.

(a)
Aegean Oil S.A. (the "Greek Subcontractor"):  The Greek Subcontractor, owned and controlled by relatives of Mr. Dimitris Melisanidis, is a diversified energy group principally engaged in the downstream gasoline industry in Greece where it manages a network of approximately 560 service stations. The Greek Subcontractor is managed by a full-time executive team and has no common management with the Company. In addition to its principal operations, the Greek Subcontractor is also a licensed trader and physical supplier of marine petroleum products in Greece.

On April 1, 2005, the Company renewed its contract with a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor. This contract stipulates that the Company and the Greek Subcontractor must transact for a minimum quantity of marine fuel per month. Under the contract, the Greek Subcontractor undertakes to sell the marine petroleum products to the Company at an amount equal to the Greek Subcontractor's purchase cost of the marine petroleum products from select Greek refineries, plus a margin. The margin is reviewed and renegotiated annually between the parties. Payments of the Greek Subcontractor's invoices are made within 30 calendar days from the date of receipt of the invoice. Penalties of 10% are imposed on late payments. If requested, the Company undertakes to provide security to the Greek Subcontractor by way of a standby letter of credit or other mutually acceptable guarantee in relation to any outstanding balance from time to time. The agreement terminates on March 31, 2015 unless any of the following situations occur prior to the termination date: (i) the Greek Subcontractor's petroleum trading license terminates or is revoked by the Greek authorities, (ii) upon the breach by any party in the performance of any of its obligations, as defined in the agreement, (iii) upon the liquidation or bankruptcy of any party. The Company has a unilateral right to terminate the agreement by serving 12 months written notice. During the years ended December 2010, 2011 and 2012, the Company purchased from the Greek Subcontractor marine petroleum products of $303,620, $404,988 and $455,476, respectively, all of which are included under related companies' cost of marine petroleum products sold in the accompanying consolidated statements of income. Additionally, during the year ended December 31, 2012, the Company purchased marine petroleum products that were consumed in connection with our voyage revenues and are included in the cost of voyage revenues in the accompanying consolidated statements of income. During the years ended December 31, 2010, 2011 and 2012, the Company also sold to the Greek Subcontractor marine petroleum products of $3,688, $0 and $0, respectively, which is included under the related companies' sales of marine petroleum products in the accompanying consolidated statements of income.

As of December 31, 2011 and 2012, the amounts due to the Greek Subcontractor were $28,547 and $17,031 respectively, and are included under trade payables to related companies in the accompanying consolidated balance sheets.

The Company had entered into an agreement with the Greek Subcontractor and was paying $25 per month per vessel used, in 2009, as a barging fee, to the Greek Subcontractor for bunkering services on the Company's behalf at Piraeus and other Greek ports. As of June 1, 2010, the above agreement was terminated and no amounts were due to the Greek Subcontractor as of December 31, 2011 and 2012. During the year ended December 31, 2010, the Company had paid $1,000 under the bunkering agreement.

Also the Subcontractor had entered into bareboat charter agreement with the owners of Aegean III, Aegean VIII, Aegean XII, Aegean Rose, Aegean Daisy, Aegean Breeze I, Aegean Tiffany, Aegean Ace and Aegean Orion at $0.5 per day per vessel. For the year ended December 2010, the bareboat charter revenue was $627 and is presented under other revenues in the accompanying consolidated statement of income. In connection with the above bareboat charter agreements with the owners of the vessels, the Company provided management services to the Subcontractor for the ISM code at $10 per month, per vessel. For the years ended December 31, 2010, the revenue from the services was $336 and is also presented under other revenues in the accompanying consolidated statement of income. As of June 1, 2010, the above agreements were terminated and no amounts were due to the Greek Subcontractor as of December 31, 2011 and 2012.

As at December 31, 2011 and 2012, the amounts due from the related party were $849 and $3,508 respectively, and are included under due from related companies in the accompanying consolidated balance sheets.

Additionally, as of April 5, 2010, the Greek Subcontractor and the Company's subsidiary Aegean Gas, owner of the vessel Mediterranean signed an agreement so that the Greek Subcontractor could use the vessel as a storage facility upon a rate of €35,000 per month. For the years ended December 31, 2011 and 2012, the Company's revenue under this contract was $588 and $542, respectively and is presented under the revenues from related parties in the accompanying consolidated statement of income.

As at December 31, 2011 and 2012, the Company is also liable to the Greek Subcontractor for the amount of $221 and $531 deriving from the purchase of bunkers for own consumption and are included in the other payables to related parties in the accompanying consolidated balance sheets.

(b)
Aegean Shipping Management S.A. and certain vessel-owning companies (hereinafter collectively referred to as "Aegean Shipping"):  Aegean Shipping is owned by relatives of Mr. Dimitris Melisanidis and is the owner and operator of an international shipping fleet of tankers that are chartered out in the international spot markets. Aegean Shipping is managed by a full-time executive team and has no common management with the Company. The Company's material transactions with Aegean Shipping are described as follows:

(i)
Aegean Shipping is a customer of the Company. It purchases marine fuel and lubricants, which it consumes during the voyages of its vessels. The Company's sales of marine fuel and lubricants to Aegean Shipping for the years ended December 31, 2010, 2011 and 2012, amounted to $7,619, $8,574 and $7,133, respectively, and are included under related companies' revenues in the accompanying consolidated statements of income.

(ii)
On October 14, 2009, the Company's subsidiary, Aegean Ostria Maritime Company, entered into a memorandum of agreement with Aegean Gas Maritime Company, a company owned and controlled by members of the family of Mr. Dimitris Melisanidis, for the purchase of a 20,000 dwt double hull bunkering barge, the Mediterranean, to be used as a floating storage facility. The purchase price of the vessel was $17,000. The acquisition was completed on February 25, 2010. The purchase was completed by acquiring the shares of the company owing the Mediterranean by amending the memorandum of agreement.

As of December 31, 2011 and 2012, the amounts due from Aegean Shipping were $6,417 and $4,713 respectively, and are included in the accompanying consolidated balance sheets.

(c)      General Maritime Corporation ("General Maritime"):

Aegean's Chairman of the Board, Mr. Peter C. Georgiopoulos, also serves as Chairman, President and Chief Executive Officer of General Maritime which is a publicly-traded tanker company with shares listed on the New York Stock Exchange. During the years ended December 31, 2010, 2011 and 2012, the Company's sales to General Maritime amounted to $30,030, $38,681 and $30,628, respectively, which are included under related companies' sales of marine petroleum products in the accompanying consolidated statements of income. As at December 31, 2011 and 2012, the amounts due from General Maritime were $3,593 and $1,757, respectively, which are included in the accompanying consolidated balance sheets.

(d)	Fairy Marine Ltd ("Fairy Marine"):

In 2009, the Company entered into three separate agreements with Fairy Marine, which is owned and controlled by relatives of Mr. Dimitris Melisanidis, for the vessel Aegean IX. On January 9, 2009 the bareboat charter agreement set $0.2 per day as charter hire, the management agreement, signed on January 10, 2009, was agreed for $6 per month and finally the charter-party agreement, on January 9, 2009, defined the time charter fee for $3.5 per day. However, on December 18, 2009 all the above agreements were terminated after the sale of the vessel Aegean IX to an unaffiliated third-party purchaser.

As at December 31, 2011 and 2012, the amounts due from Fairy Marine are $1,253 and $62 respectively, which are due from related companies in the accompanying consolidated balance sheets.

(e) Aegean V ("Aegean V'')

In 2011, two vessel-owning subsidiaries of the Company entered into separate contracts with Aegean V, which is owned and controlled by relatives of Mr. Dimitris Melisanidis. According to these agreements the vessels Amorgos and Karpathos provide freight services to the related party and recognize revenue that is dependent on the distance and the volumes of the transportation. For the years ended December 31, 2011 and 2012 the Company's revenue under these contracts was $7,019 and $8,141, respectively, and is presented under the revenues from related parties in the accompanying consolidated statements of income.

As at December 31, 2011 and 2012, the amount due from Aegean V was $2,791 and $4,367 respectively, and is included in the accompanying consolidated balance sheets.

(f)
Melco S.A. ("Melco"): During the year ended December 31, 2011, the Company had no transactions with Melco and no amounts were due to the related party. During the year ended December 31, 2012, the Company sold to and purchased from Melco, which is owned and controlled by relatives of Mr. Dimitris Melisanidis, marine petroleum products of $4,631 and $2,640, respectively, which is included under the related companies' sales and cost of marine petroleum products in the accompanying consolidated statements of income. As at December 31, 2012, the Company had a liability to Melco of $401.

(g) Other companies:

The amounts due from other companies affiliated with Aegean's Chairman of the Board, Mr. Peter C. Georgiopoulos, were $281 and $329 as of December 31, 2011 and 2012, respectively, and are included under due from related companies in the accompanying consolidated balance sheets.

The amounts due from other companies owned Mr. Dimitris Melisanidis or his relatives were $944 and $512 as of December 31, 2011 and 2012, respectively, and are included under due from related companies in the accompanying consolidated balance sheets.

The amounts due to other companies owned Mr. Dimitris Melisanidis or his relatives were $273 and $929 as of December 31, 2011 and 2012, respectively, and are included under other payables to related companies in the accompanying consolidated balance sheets.

Voyage and other revenues from other companies owned Mr. Dimitris Melisanidis or his relatives were $0, $255 and $72 as of December 31, 2010, 2011 and 2012, respectively, and are included under related companies' revenues in the accompanying consolidated statements of income.

Inventories	12 Months Ended
Dec. 31, 2012
Inventories [Abstract]
Inventories
6.	Inventories:

The amounts shown in the accompanying consolidated balance sheets are analyzed as follows:

	December 31,
	2011	2012
Held for sale:
Marine Fuel Oil	146,770	141,590
Marine Gas Oil	53,635	33,965
	200,405	175,555
Held for consumption:
Marine fuel	2,355	4,145
Lubricants	1,063	972
Stores	31	24
Victuals	203	130
	3,652	5,271
Total	204,057	180,826

Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2012
Prepayments And Other Current Assets [Abstract]
Prepayments and Other Current Assets
7.	Prepayments and Other Current Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	December 31,
	2011	2012
Prepaid insurance	745	652
VAT receivable	14,038	12,736
Receivables from storage facilities	2,459	1,304
Receivables from voyages	1,794	2,631
Other prepayments	12,537	14,809
Total	31,573	32,132

Advances for Vessels under Construction and Acquisitions	12 Months Ended
Dec. 31, 2012
Advances For Vessels Under Construction And Acquisitions [Abstract]
Advances for Vessels under Construction and Acquisitions
8.	Advances for Vessels under Construction and Acquisitions:

The Company accepted delivery of the following vessels during the years ended December 31, 2011 and 2012:

Shipyard	Vessel Hull DN	Vessel Name	DWT	Date of Delivery	Contract Construction Price	Engineering Costs	Construction Cost
Fujian	DN-3800-14	ANAFI	4,584	04/06/2011	$9,590	$1,150	$10,740
	DN-3800-15	SIKINOS	4,595	08/11/2011	$9,590	$1,150	$10,740
Quingdao	QHS -226	TILOS	6,263	03/28/2011	$10,600	$1,600	$12,200
	QHS -227	HALKI	6,256	07/28/2011	$10,600	$1,600	$12,200
	QHS -228	SYMI	6,256	04/11/2012	$10,600	$1,600	$12,200
Erlenbacher	NB- 1166	MONTANA	4,319	05/26/2011	$4,084	$0	$4,084

The amounts shown in the accompanying consolidated balance sheets include milestone payments relating to the shipbuilding and engineering contracts and any material related expenses incurred during the construction periods capitalized in accordance with the accounting policy discussed in Note 2.

Interest on the advances paid by the Company in respect of these contracts is computed at the weighted average borrowing cost of the Company, for the duration of the construction period, and capitalized on advances for vessels under construction on the accompanying balance sheets.  Total interest capitalized for the years ended December 31, 2010, 2011 and 2012 was $901, $274 and $58 respectively.

During the years ended December 31, 2011 and 2012, the movement of the account, advances for vessels under construction and acquisitions, was as follows:

	Year Ended December 31,
	2011	2012
Balance at beginning of year	77,858	11,553
Advances for vessels under construction and related costs	20,078	2,302
Advances for second hand vessel acquisitions	453	-
Vessels delivered	(86,836)	(13,855)
Balance at end of year	11,553	-

Advances for Other Fixed Assets under Construction	12 Months Ended
Dec. 31, 2012
Advances For Other Fixed Assets Under Construction [Abstract]
Advances for Other Fixed Assets under Construction
9.         Advances for Other Fixed Assets under Construction:

Fujairah in-land storage facility: In July 2010, the Company assumed a 25-year terminal lease agreement, as a result of the transfer of all the shares of Aegean Oil Terminal Corporation from a related party. The agreement, signed by the Company's subsidiary, Aegean Oil Terminal Corporation, and the Municipality of Fujairah will be automatically renewed for an additional 25 years and was assumed to build an in-land storage facility in the United Arab Emirates with estimated cost of $110,000. The Company is expected to complete the construction of the new facility by the end of year 2013 and the payments of the contractual amounts are made with the progress of the construction.  As of December 31, 2012, the Company has paid advances for construction of the in-land storage facility amounting to $99,625. The contractual obligations arising from signed contracts relating to this project after December 31, 2012 are approximately $10,000 for 2013.

Las Palmas in-land storage facility: As at December 31, 2012, the Company has capitalized expenses incurred for additions and improvements on the Las Palmas terminal site in the amount of $2,360.

Panama in-land storage facility: In August 2011, the Company was granted a 20-year concession agreement from Panama Maritime Authority to operate land-based storage facilities. Under the concession agreement, Company, is required to make certain investments to improve the efficiency of the terminal operations. During the year ended December 31, 2012, the Company has incurred leased improvement costs of the amount of $1,127.

Interest on the advances paid by the Company in respect of Fujairah, Las Palmas and Panama storage facilities is computed at the weighted average borrowing cost of the Company, for the duration of the construction period, and capitalized on advances for other fixed assets under construction on the accompanying balance sheets.  Total interest capitalized for the years ended December 31, 2010, 2011 and 2012 was $0, $787 and $2,356 respectively.

Vessels	12 Months Ended
Dec. 31, 2012
Vessels [Abstract]
Vessels
10.       Vessels:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2010	479,489	(54,168)	425,321
- Vessels acquired and delivered	86,836	-	86,836
- Vessels sold	(20,641)	4,087	(16,554)
- Depreciation for the year	-	(21,163)	(21,163)
Balance, December 31, 2011	545,684	(71,244)	474,440
- Vessels acquired and delivered	13,855	-	13,855
- Vessels sold	(27,418)	13,633	(13,785)
- Depreciation for the year	-	(21,484)	(21,484)
Balance, December 31, 2012	532,121	(79,095)	453,026

On April 10, 2012, the Company sold the vessel Vera to an unaffiliated third-party purchaser for an aggregate price of $605. The loss on sale of $697 was calculated as the sale price less the carrying value of the vessel of $952 and the carrying value of unamortized dry-docking costs of $350. This loss is included under the loss on sale of vessels in the consolidated statements of income.

On April 19, 2012, the Company sold the floating storage facility Fos II to an unaffiliated third-party purchaser for an aggregate price of $5,103. The loss on sale of $4,030 was calculated as the sale price less the carrying value of the vessel of $8,762 and the carrying value of unamortized dry-docking costs of $371. This loss is included under the loss on sale of vessels in the consolidated statements of income.

On May 23, 2012, the newly-constructed bunkering tanker, Symi (ex-QHS-228), with a total cost of $13,855, became operational in the Company's service center in Ghana.

On June 14, 2012, the Company sold the vessel Hope to an unaffiliated third-party purchaser for an aggregate price of $1,442. The gain on sale of $509 was calculated as the sale price less the carrying value of the vessel of $541 and the carrying value of unamortized dry-docking costs of $392. This loss is included under the loss on sale of vessels in the consolidated statements of income.

On October 23, 2012, the Company sold the vessel Aegean Star to an unaffiliated third-party purchaser for an aggregate price of $1,782. The loss on sale of $1,748 was calculated as the sale price less the carrying value of the vessel of $3,530. This loss is included under the loss on sale of vessels in the consolidated statements of income.

During the year ended December 31, 2011, the Company took deliveries of the following vessels:

Vessel Name	Date of operation	Year Built	Size (dwt)	Total cost capitalized
Kassos	01/11/2011	2010	6,256	13,498
Ios	03/02/2011	2010	4,620	12,158
Tilos	04/27/2011	2011	6,263	13,174
Anafi	05/10/2011	2011	4,584	11,798
Montana	05/26/2011	2011	4,319	10,320
Halki	10/01/2011	2011	6,256	13,435
Sikinos	11/09/2011	2011	4,595	12,000
Florida	11/15/2011	2011	1,533	453
				86,836

During the year ended December 31, 2012, the Company took delivery of the following vessel:

Vessel Name	Date of operation	Year Built	Size (dwt)	Total cost capitalized
Symi	05/23/2012	2012	6,256	13,855

Cost of vessels at December 31, 2011 and 2012, includes $58,334 and $59,339, respectively, of amounts not included in the contract price of the vessels but which were material expenses incurred upon acquisition and are capitalized in accordance with the accounting policy discussed in Note 2.

As of December 31, 2012, all of the Company's operational vessels, except for the Mediterranean, PT25, PT36, PT22 and the vessels Colorado, Vigo, Elbe, Ellen, Steindamm and Tapuit were mortgaged under the Company's various debt agreements.

Other Fixed Assets	12 Months Ended
Dec. 31, 2012
Other Fixed Assets [Abstract]
Other Fixed Assets
11.	Other Fixed Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Land	Buildings	Other	Total
Cost, December 31, 2010	9,036	3,459	2,392	14,887
- Additions	-	-	247	247
Cost, December 31, 2011	9,036	3,459	2,639	15,134
- Additions	-	-	844	844
-Disposals			(78)	(78)
Cost, December 31, 2012	9,036	3,459	3,405	15,900

Accumulated depreciation, December 31, 2010	-	280	1,096	1,376
- Depreciation expense	-	132	460	592
Accumulated depreciation, December 31, 2011	-	412	1,556	1,968
- Depreciation expense	-	38	580	618
-Disposals	-	-	(78)	(78)
Accumulated depreciation, December 31, 2012	-	450	2,058	2,508

Net book value, December 31, 2010	9,036	3,179	1,296	13,511
Net book value, December 31, 2011	9,036	3,047	1,083	13,166
Net book value, December 31, 2012	9,036	3,009	1,347	13,392

Deferred Charges	12 Months Ended
Dec. 31, 2012
Deferred Charges [Abstract]
Deferred Charges
12.      Deferred Charges:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Drydocking	Financing Costs	Total
Balance, December 31, 2010	17,036	1,029	18,065
- Additions	8,935	1,319	10,254
- Disposals	(602)	-	(602)
- Amortization for the year	(7,112)	(1,003)	(8,115)
Balance, December 31, 2011	18,257	1,345	19,602
- Additions	6,293	390	6,683
- Disposals	(1,113)	-	(1,113)
- Amortization for the year	(7,573)	(1,037)	(8,610)
Balance, December 31, 2012	15,864	698	16,562

The amortization for drydocking costs is included in cost of revenue and in selling and distribution cost in the accompanying consolidated statements of income, according to their function. The amortization of financing costs is included in interest and finance costs in the accompanying consolidated statements of income.

Goodwill and intangible assets	12 Months Ended
Dec. 31, 2012
Goodwill and intangible assets [Abstract]
Goodwill and intangible assets
13.   Goodwill and intangible assets:

Goodwill: Goodwill identified represents the purchase price in excess of the fair value of the identifiable net assets of the acquired business at the date of acquisition.

The goodwill presented in the accompanying consolidated balance sheets is analyzed as follows:

	Year Ended December 31,
	2011	2012
Balance at beginning of year	37,946	37,946
Balance at end of year	37,946	37,946

The decline in the Company's stock price such that the market capitalization was lower than the consolidated net book value indicated the need for an impairment assessment as of December 31, 2012. The Company calculated the fair value of the reporting unit using the discounted cash flow method, and determined that the fair value of the reporting unit exceeded its book value including the goodwill. The discounted cash flows calculation is subject to management judgment related to revenue growth, capacity utilization, the weighted average cost of capital (WACC), of approximately 7%, and the future price of marine fuel products. No impairment loss was recorded at December 31, 2012.

Intangible assets: The Company has identified finite-lived intangible assets associated with concession agreements acquired with the purchase of the Portland subsidiary, Las Palmas and Panama sites with remaining weighted-average amortization period of 17.1 years and a non-compete covenant acquired with the Aegean NWE Business with remaining amortization period of 3.8 years. The total remaining weighted-average amortization period of finite-lived intangible assets is 15.7 years as of December 31, 2012. The values recorded have been recognized at the date of the acquisition and are amortized on a straight line basis over their useful life.

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

		Concession Agreements
		Concession Agreements	Non-compete covenant	Total

Cost	December 31, 2011	19,797	3,365	23,162
	December 31, 2012	19,797	3,365	23,162

Accumulated Amortization	December 31, 2011	(2,234)	(905)	(3,139)
	December 31, 2012	(3,222)	(1,422)	(4,644)

NBV	December 31, 2011	17,563	2,460	20,023
	December 31, 2012	16,575	1,943	18,518
	2013	988	517	1,505
	2014	988	517	1,505
Amortization Schedule	2015	988	517	1,505
	2016	988	392	1,380
	2017	988	-	988
	Thereafter	11,635	-	11,635

Short-term Borrowings	12 Months Ended
Dec. 31, 2012
Short-term Borrowings [Abstract]
Short-term Borrowings
14.	Short-term Borrowings:

The amounts comprising short-term debt in the accompanying consolidated balance sheets are analyzed as follows:

Short-term borrowings:	December 31, 2011	December 31, 2012
Loan Facility:
(a) Revolving overdraft credit facility dated 06/29/2012	9,915	7,993
(b) Senior secured revolving credit facility dated 12/20/2012	-	50,000
(c) Trade credit facility dated 7/1/2012	102,915	92,126
(d) Revolving credit facility dated 11/16/2012	58,000	66,000
(e) Revolving credit facility dated 9/1/2012	51,500	47,528
(f) Revolving credit facility dated 5/10/2012	123,109	58,105
(g) Revolving credit facility amendment dated 11/15/2011	3,795	-
Total short-term borrowings	349,234	321,752

The above dates show the later of the date of the facility, the date of the most recent renewal or the date the loan was assumed by the Company.

a)
On March 30, 2011, the Company renewed its annually renewable revolving overdraft credit facility with a credit limit of up to $10,000 and on June 29, 2012 the Company signed a supplemental agreement, which reduces the facility amount to $8,000 and extends the facility until April 30, 2013.

The 2011 renewal bore interest at LIBOR plus 5.5% while the supplemental facility bears interest at LIBOR plus 6.0%, is collateralized by, among other things, a first priority mortgage over each of the vessels Aegean Ace, Aegean Champion and Sara and requires us to maintain a minimum security value of 125%. Furthermore, the credit facility contains financial covenants requiring the Company to ensure that (i) adjusted consolidated book net worth, as defined, not be less than $175,000, (ii) consolidated leverage ratio, as defined, not to exceed 0.75-to-one, and (iii) consolidated liquid funds (total cash and cash equivalents and the undrawn amount of any committed overdraft facilities available to the Company) ("liquid funds"), as defined, not be less than $25,000.

b)
On February 9, 2011, the Company amended its annually renewable senior secured revolving credit facility with the bank for an amount of $50,000 and interest at LIBOR plus 3.50%

On December 20, 2012 the Company signed a renewed facility, which matures on April 30, 2013. The facility is collateralized by, among other things, the Company's receivables and corporate guarantee, and bears interest at LIBOR plus 4.0%. The credit facility contains certain covenants and undertakings that require, among other things, that the Company maintain its listing on the New York Stock Exchange, the net equity base will not be less than $175,000, the interest coverage ratio will not be less than 1.3-to-one; the total liabilities to total assets will not exceed 75% and the Company maintain additional free liquidity of $30,000 at the end of each calendar month and an average minimum daily free liquidity of $15,000.

c)
On May 23, 2011, the Company renewed the uncommitted trade credit facility with an international commercial lender for an amount up to $220,000. The availability of any letters of credit, overdrafts or cash advances under the trade credit facility is subject to the lender's discretion. The facility is guaranteed by the Company and is collateralized by, among other things, the Company's assigned receivables and fuel oil and gas oil stored or to be stored in a storage facility acceptable to the lender and pledged in its favor. The facility bore interest at LIBOR plus 2.50%. The facility contains financial covenants requiring, among other things, that AMP's minimum total net equity is at least $80,000 and has minimum cash collateral of $5,000 at all times; the Company maintains its listing on the New York Stock Exchange; has total net equity not less than $250,000; and has a minimum current ratio of 1.15 with a minimum working capital of $50,000.

On July 2012, the Company renewed the trade credit facility, reducing the minimum ratio to 1.10 until March 31, 2013. After that date, the minimum current ratio shall be 1.15.  All other terms apply.

d)
On April 20, 2011 the Company's subsidiary Aegean NWE renewed its overdraft facility with the Belgian bank for an amount up to $70,000 and on November 16, 2012 it signed an agreement that increased the credit line to $80,000. The facility is collateralized by the Company and drawdowns on the facilities are limited to a maximum of 90% of the accounts receivable accepted by the bank and credit-insured. The facility bears interest at LIBOR plus 2.00% for drawdowns and plus 2.50% on the overdrafts.

e)
On September 1, 2011, the Company's subsidiary Aegean NWE renewed with the Belgian bank its annually renewable overdraft facility for an amount up to $70,000 and €500,000 The facilities are collateralized by the Company and drawdowns on the facilities are limited to a maximum of 90% of the accounts receivable accepted by the banks and credit-insured, equally shared between the Belgian banks. The facility bears interest at LIBOR plus 2.50% for drawdowns and 2.00% for overdrafts.

f)
On June 21, 2011, the Company renewed its annually renewable uncommitted revolving credit facility with an international commercial lender for one year and increased the amount to up to $200,000. The availability of any letters of credit, overdrafts or cash advances under the revolving credit facility is subject to the lender's discretion. The facility is collateralized by, among other things, the assignment of and pledge of receivables and fuel oil and gas oil stored or to be stored in a storage facility acceptable to the lender.

On May 10, 2012, the Company signed a third amendment renewing for a one-year term. The renewed facility bears interest at LIBOR plus 2.4% and the financial covenants are that the Company shall ensure at all times that working capital is not less than $75,000, the liable capital of the Company, which is defined as its capital, revenue reserves, minority interests and subordinated debt less its intangible assets and any loans of to related companies, is not less than $375,000 and that its current ratio is not less than 1.10 until March 31, 2013. After that date, the current ratio shall not be less than 1.15.

g)
On November 15, 2011, the Company signed an amendment of the main loan agreement described on (f) by acquiring an additional sub limit of up to $20,000 available to the subsidiary that is constructing the new terminal in Fujairah. The funds are provided solely to facilitate the further advancement of the construction of the terminal and disbursements are made against invoices provided by the various contractors involved in the construction of the terminal. The facility matured on May 15, 2012 and bears interest at a rate of the lender's cost of funds plus 5.0%.

At December 31, 2012 the Company was not in compliance with: (a) the current ratio covenant contained in two of its short-term borrowings, one of which is uncommitted, (required to maintain a minimum of 1.10-to-one and maintained 1.07-to-one) under which a total of $150,231 was outstanding as of that date, (b) the working capital covenant contained in one of its uncommitted short-term borrowings (required to maintain a minimum of $75,000 and maintained $51,853) under which a total of $58,105 was outstanding as of that date and (c) the solvency ratio covenant, calculated on the statutory financial statements of the Company's subsidiary Aegean NWE, contained in one of its uncommitted short-term borrowings (required to maintain a minimum of 20.0% and maintained 19.8%) under which a total of $66,000 was outstanding as of that date.

Subsequent to December 31, 2012, the Company obtained waivers for these covenant breaches. Management has the intention and the ability to cure these breaches in the event that the Company is still not in compliance with these covenants upon the expiry of the existing waivers during 2013, and has not renegotiated the waivers.

Interest: Total interest incurred on short-term borrowings for the years ended December 31, 2010, 2011 and 2012 amounted to $3,639, $10,921 and $13,141, respectively (Note 21) and is included in interest and finance costs, in the accompanying consolidated statements of income. During the years ended December 31, 2011 and 2012, the weighted average interest rate (including the margin) was 3.29%, and 3.24%, respectively.

Amounts available under Short-term Loan Program: As of December 31, 2012, the Company had $192,144 available undrawn amount under its short-term loan agreements to finance working capital requirements and it recognized commitment fees of $356 for its undrawn amounts, included in the interest and finance cost, see Note 21.

Long-term Debt	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term Debt
15.	Long-term Debt:

The amounts of the Company's long term indebtedness in the accompanying consolidated balance sheets are analyzed as follows:

		December 31,
		2011	2012
(a)	Serifos, Kithnos, Santorini, Paros, Naxos	27,340	24,940
(b)	Milos, Amorgos, Kimolos, Syros, Mykonos	22,620	19,820
(c)	Eton, Benmore and Ingram	22,473	20,985
(d)	Tasman and Santon	14,824	13,600
(e)	Kerkyra, Ithaki, Kefalonia, Paxoi, Zakynthos, Lefkas, Kythira	56,230	52,802
(f)	Andros, Dilos, Ios, Sifnos, Tinos	38,223	33,949
(g)	Kassos, Tilos, Halki, Symi	32,698	30,734
(h)	Aegean III, VIII, XII	8,500	6,326
(i)	Blatoma	2,455	2,175
(j)	Verbeke Bunkering	2,331	1,322
(k)	Seatra	6,988	6,631
(l)	Overdraft facility under senior secured credit facility dated 03/16/2009 (1)	123,000	118,250
	Total	357,682	331,534
	Less: Current portion	(21,428)	(144,042)
	Long-term portion	336,254	187,492

(a)
On August 30, 2005, the Company's subsidiaries, Serifos, Kithnos, Santorini, Paros and Naxos, as co-borrowers, jointly and severally entered into a syndicated secured term loan with an international bank for an amount of $35,500 to partially finance the construction costs of vessels Serifos, Kithnos, Santorini, Paros, Naxos, respectively (five tranches of $7,100 each).

The loan bears interest at LIBOR plus 1.40% during each vessel's pre-delivery period and at LIBOR plus 1.30% or 1.55% from January 1, 2011, amended with a supplemental agreement, during each vessel's post-delivery  period. During the years ended  December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.64%, 1.86% and 2.01%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 2.04% and 1.87%, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that book net worth (total stockholder's equity attributable to AMPNI) ("book net worth") shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio (cash and cash equivalents and trade receivables to total current liabilities) ("liquidity ratio") shall be higher than 0.50-to-one.

On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the facility to 1.05-to-one until March 30, 2013. After that date the current ratio shall not be less than 1.15-to-one.

(b)
On February 10, 2006, the Company's subsidiaries, Milos, Amorgos, Kimolos, Syros and Mykonos, as co-borrowers, jointly and severally entered into a collateralized term loan with an international bank for an amount of $33,400 to partially finance the construction costs of vessels Milos, Amorgos, Kimolos, Syros, Mykonos, respectively (five tranches of $6,680 each).

On December 19, 2006, this facility was refinanced by a term loan (with identical terms and conditions) with the same bank under the 2006 Senior Secured Credit Facility.

The loan bears interest at LIBOR plus 1.15% plus additional compliance costs. During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.44%, 1.37% and 1.40%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.42% and 1.38%, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that market value adjusted net worth shall not be less than $410,000; that minimum liquidity shall not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one, which was amended to 0.70-to-one, applied as of December 31, 2011. Under the agreement we are also required to maintain a minimum coverage ratio of 1.60-to-one and current ratio of at least the minimum of 1.05-to-one and the one set by the other lenders. After January 31, 2013 the minimum current ratio becomes 1.15-to-one.

(c)
On October 25, 2006, the Company's subsidiaries, Eton, Benmore and Ingram, as co-borrowers, jointly and severally entered into a syndicated secured term loan with an international bank for an amount of $26,250 to partially finance the construction costs of vessels Patmos, Nisyros, Karpathos (three tranches of $8,750 each).

The loan bears interest at LIBOR plus 1.30% before delivery of each vessel and at LIBOR plus 1.05% or 1.30% from January 1, 2011, amended with a supplemental agreement, after such vessel's delivery. During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.59%, 1.80% and 1.76%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.84% and 1.65%, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one; that the liquidity ratio shall be higher than 0.50-to-one.On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under our corporate guarantee to $410,000 and reduce the minimum current ratio required to be maintained under our corporate guarantee to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.

(d)
On October 27, 2006, the Company's subsidiaries, Tasman and Santon, as co-borrowers, jointly and severally entered into a collateralized term loan with a Greek bank for an amount of $17,600 to partially finance the construction costs of vessels Kalymnos and Leros (two tranches of $8,800 each).

The loan bears interest at LIBOR plus 1.15% on the principal amount repayable in quarterly installments (for each tranche: $6,160) and at LIBOR plus 1.25% on the principal amount repayable in a balloon payment (for each tranche: $2,640). During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.46%, 1.48% and 1.46%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.71% and 1.40%, respectively.

(e)
On October 30, 2006, the Company's subsidiaries, Kerkyra, Ithaki, Kefalonia, Paxoi, Zakynthos, Lefkas and Kythira, as co-borrowers, jointly and severally entered into a syndicated secured term loan with an international bank for an amount of $64,750 to partially finance the construction costs of vessels Kerkyra, Ithaki, Kefalonia, Paxoi, Zakynthos, Lefkas and Kythira (seven tranches of $9,250 each).

The loan bears interest at LIBOR plus 1.15% before delivery of each vessel and at LIBOR plus 1.05% or 1.30% from January 1, 2011, amended with a supplemental agreement, after such vessel's delivery. During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.71%, 1.80% and 1.76%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.81% and 1.64%, respectively. The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio shall be higher than 0.50-to-one.

On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under our corporate guarantee to $410,000 and reduce the minimum current ratio required to be maintained under our corporate guarantee to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.

(f)
On July 5, 2007, the Company's subsidiaries, Andros, Dilos, Ios, Sifnos and Tinos, as co-borrowers, jointly and severally entered into a syndicated collateralized term loan with an international bank for an amount of $37,560 to partially finance the construction costs of vessels Andros, Dilos, Ios, Anafi and Sikinos (five tranches of $7,512 each).

On September 12, 2008, the Company amended the collateralized term loan which had entered into on July 5, 2007, and increased the loan to an amount of $43,160, available in five tranches of $8,632 each. Each tranche is repayable in 40 consecutive quarterly installments of $216 each. The first installment of each tranche is repayable three months after the date of drawdown of the final advance.

The loan bears interest at LIBOR plus 1.00%. The loan is collateralized by a first priority mortgage over each of the vessels.

During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.43%, 1.68% and 1.94%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.91% and 1.81%, respectively. As of December 31, 2011 and 2012, the outstanding balance of the loan was $38,223 and $33,949, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that market value adjusted net worth shall not be less than $410,000; that minimum liquidity shall not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one, which was amended to 0.70-to-one, applied as of December 31, 2011. Under the agreement we are also required to maintain a minimum coverage ratio of 1.6-to-one and current ratio of at least the minimum of 1.05-to-one and the one set by the other lenders. After January 31, 2013 the minimum current ratio becomes 1.15-to-one.

(g)
On April 24, 2008, the Company's subsidiaries, Kassos, Tilos, Halki and Symi, as co-borrowers, jointly and severally entered into a syndicated collateralized term loan with an international bank for an amount of $38,800 to partially finance the construction costs of the vessels Kassos, Tilos, Halki and Symi (four tranches of $9,700 each).

The loan bears interest at LIBOR plus 1.15% or 1.40% from January 1, 2011, amended with a supplemental agreement, and is collateralized by the first priority mortgage on the four vessels. During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.83%, 1.86% and 1.87%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.98% and 1.76%, respectively. As of December 31, 2011 and 2012, the outstanding balance of the loan was $32,698 and $30,734, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio shall be higher than 0.50-to-one.

On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the loan agreement to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.

(h)
On July 8, 2008, the Company's subsidiaries, the Company entered into a collateralized term loan facility with a Greek bank for an amount of $15,000. The facility is collateralized by a first priority mortgage over the vessels, Aegean III, Aegean VIII and Aegean XII and bore interest at LIBOR plus 1.25%.

On June 29, 2012 the company signed a supplemental agreement that amended the interest rate at LIBOR plus 4%. During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including  the margin) was 1.89%, 1.85% and 3.17%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.93% and 4.65%, respectively. As of December 31, 2011 and 2012, the outstanding balance  of the loan was $8,500 and $6,326, respectively.

The loan agreement contains financial covenants requiring the Company to ensure that Market value adjusted net worth shall not be less than $175,000; that minimum liquidity shall be not less than $25,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one. On April 5, 2012, the Company agreed with our lenders to permanently amend the maximum consolidated leverage ratio required to be maintained under the loan agreement to 0.75-to-one.

(i)
On April 1, 2010, the Company, through the Aegean NWE business acquisition, assumed a loan agreement of an amount of €3,740,000 with a Belgian bank dated on March 22, 2004 to finance the construction of its vessel Texas. The interest rate is at 4.36%.The loan was renewed on April, 01, 2009 and is renewable every five years.

(j)
On April 1, 2010, the Company, through the Aegean NWE business acquisition, assumed a loan agreement of an amount of €4,000,000 with a Belgian bank dated on February 25, 2009. The facility bears interest of EURIBOR plus 2.5%. During the year ended December 31, 2011 and after the acquisition date of the Aegean NWE Business and 2012 the weighted average interest rate (including the margin) was 4.23% and 3.89%, while at December 31, 2011 and 2012, the interest rate (including the margin) was 4.04% and 2.72%.

(k)
On April 1, 2010, the Company assumed a loan agreement with an international bank that was signed, on October 6, 2009, by its acquired entity Aegean NWE and a third-party. The purpose of this roll over credit facility for an amount of €5,680,000 is to finance the new building Montana and bears interest at EURIBOR plus 1.26%. The credit facility is repayable in quarterly installments of approximately €95,000.

(l)
On March 3, 2011, the Company renewed retroactively from February 1, 2011, the senior secured syndicated revolving credit and letter of credit facility that was signed on March 16, 2009 for a period of two years, The amount of the facility was up to $1,000,000, for working capital and general corporate purposes. The facility expired on January 30, 2013 and had a credit limit of up to $210,000 consisting of a committed amount of up to $125,000 and an uncommitted amount of up to $85,000. The facility bore interest at LIBOR plus 3.00%, while documentary and standby letters of credit were subject to commissions of 0.70% and 1.60%, respectively. The loan agreement contained financial covenants that require us to maintain: book net worth of not less than $375,000; minimum liquidity of not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; a ratio of total liabilities to total assets of no more than 0.70-to-one; interest coverage ratio higher than 1.35, which increased to 1.60 from the first quarter of 2012, and a current ratio of not less than 1.15.

On April 3, 2012, the Company agreed with its lenders to increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the facility to the minimum of 1.05-to-one and the one set by the other lenders until the facility's expiration date. After that date the current ratio should not be less than 1.15-to-one.  The Company agreed with its lenders to extend the maturity date until May 30, 2013 of the credit facility in order to accommodate for the completion of its global facility.

As at December 31, 2012, the Company was not in compliance with the current ratio covenant contained in three of its credit facilities (required to maintain a minimum of 1.15-to-one) under which a total of $172,019 was outstanding as at December 31, 2012. The Company obtained a waiver for this covenant breach. Management has the intention and the ability to cure this breach in the event that the Company is still not in compliance with this covenant upon the expiry of the existing waiver within 2013, and has not renegotiated the waiver.

As at March 31, 2013, the Company was not in compliance with the current ratio covenant contained in four of its credit facilities (required to maintain a minimum of 1.15-to-one) under which a total of $129,461 was outstanding as at December 31, 2012. The Company obtained a waiver for this covenant breach. Management has the intention and the ability to cure this breach in the event that the Company is still not in compliance with this covenant upon the expiry of the existing waiver within 2013, and has not renegotiated the waiver.

As of December 31, 2012, the outstanding vessel-financing loans are generally collateralized as follows:

•	First priority assignment of the shipbuilding contracts and first priority mortgages over the vessels (when completed);

•	Assignments of insurance and earnings of the mortgaged vessels (when completed);

•	An undertaking from the vessels' manager.

The vessel-financing loan agreements contain ship finance covenants including restrictions as to changes in management and ownership of the vessels, additional indebtedness and mortgaging of vessels without the bank's prior consent as well as minimum requirements regarding the ratio of the market value of the relevant vessel to the outstanding loan amount and the ratio of the insured amount of the relevant vessel to the outstanding loan amount. In addition, the borrowing companies and/or their managers must maintain working capital accounts with the lending banks, as defined in the loan agreements. Furthermore, the vessel-owning subsidiary companies are not permitted to pay any dividends without the lenders' prior consent. As of December 31, 2012, the Company's vessel-under-construction as well as newly-completed vessels, having a total carrying value of $360,254, have been provided as collateral to secure the long-term debt discussed above.

Total interest incurred on long-term debt for the years ended December 31, 2010, 2011 and 2012 amounted to $9,011, $9,386 and $8,933, respectively, (Note 21) and is included in interest and finance costs in the accompanying consolidated statements of income. Accrued interest expense on long-term debt as of December 31, 2011 and 2012 amounted to $356 and $349, respectively, and is included in accrued and other current liabilities in the accompanying consolidated balance sheets.

The total amount available under the Company's long-term debt agreements was $6,750 as of December 31, 2012.

The annual principal payments required to be made after December 31, 2012, are as follows:

Amount
2013	144,042
2014	18,673
2015	18,368
2016	18,268
2017	132,183
331,534

Derivatives and fair value measurements	12 Months Ended
Dec. 31, 2012
Derivatives and fair value measurements [Abstract]
Derivatives and fair value measurements
16.	Derivatives and fair value measurements:

The Company uses derivatives in accordance with its overall risk management strategy.  The changes in the fair value of these derivatives are recognized immediately through earnings.  For additional information on our derivatives accounting policy, see Note 2.

The following describes the Company's derivative classifications: The Company enters into interest rate swap contracts to economically hedge its exposure to variability in its floating rate long-term debt.  Under the terms of the interest rate swaps, the Company and the bank agreed to exchange at specified intervals the difference between paying fixed rate and floating rate interest amount calculated by reference to the agreed principal amount and maturity.  Interest rate swaps allow the Company to convert long-term borrowings issued at floating rates to equivalent fixed rates.

As of December 31, 2011 and 2012, the Company was committed to the following 15 year interest rate swap arrangement with a call option for the bank to terminate it after 5 years duration, on March 31, 2016:

			As of December 31, 2012
	Interest Rate Index	Principal Amount	Fair Value/Carrying Amount of Liability	Weighted-average remaining term	Fixed Interest Rate

U.S. Dollar-denominated Interest Rate Swap	Euribor	$6,631	$632	13.25	2.35%

The Company is exposed to credit loss in the event of non-performance by the counterparty to the interest rate swap agreement.  In order to minimize counterparty risk, the Company only enters into derivative transactions with counterparties that are rated A or better by AAA at the time of the transactions.

The Company uses fuel pricing contracts to hedge exposure to changes in the net cost of marine fuel purchases. The Company has the right of offset with the counterparty of the fuel pricing contracts, and settles outstanding balances on a monthly basis.  Therefore, these amounts are presented on a net basis in the consolidated balance sheets (on a gross basis: an asset of $182 and a liability of $185 as of December 31, 2012 and an asset of $1,485 and a liability of $266 as of December 31, 2011).

The following table presents information about our derivative instruments measured at fair value and their locations on the consolidated balance sheets:

		As of December 31,
	Balance Sheet Location	2011	2012

Fuel pricing contracts	Derivative assets, current	1,219	-
	Derivative liabilities, current	-	3
Interest rate swaps	Derivative liabilities, non-current	385	632
	Total, net	834	635

The following table presents the effect and financial statement location of our derivative instruments on our consolidated statements of income for the years ended December 31, 2010, 2011 and 2012:

	Statements of Income	For the year ended December 31,
Income/ (loss)	Location	2010	2011	2012

Fuel pricing contracts	Cost of revenue - third-parties	-	375	(10,596)
Interest rate contracts	Interest and finance cost	-	(424)	(331)
Total		-	(49)	(10,927)

The following table sets forth by level our assets/ liabilities that are measured at fair value on a recurring basis.  As required by the fair value guidance, assets/ liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement.

		Fair value measurements at December 31, 2012
Liabilities	Total	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest Rate Swap	632	-	632	-
Fuel pricing contracts	3	-	3	-

Total	635	-	635	-

		Fair value measurements at December 31, 2011
Assets/ (Liabilities)	Total	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest Rate Swap	(385)	-	(385)	-
Fuel pricing contracts (short)	1,219	-	1,219	-

Total	834	-	834	-

Interest rate swaps are valued using pricing models and the Company generally uses similar models to value similar instruments.  Where possible, the Company verifies the values produced by its pricing models to market prices.  The fair value of the interest rate swaps is determined using the discounted cash flow method based on market-based Euribor rates swap yield curves, taking into account current interest rates and the credit worthiness of both the financial institution counterparty and the company. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility, and correlations of such inputs.

Fuel pricing contracts are valued using quoted market prices of the underlying commodity. The Company evaluates the prices provided through the forward curves to calculate the fair value of the fuel pricing contracts. During the years ended December 31, 2011 and 2012, the Company entered into fuel pricing contracts for 1,015,338 metric tons and 2,636,768 metric tons, respectively.

The Company's derivatives trade in over-the-counter markets, and as such, model inputs can generally be verified and do not require significant management judgment.  Such instruments are classified within Level 2 of the fair value hierarchy.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies
17.	Commitments and Contingencies:

a)
Long-term Supply Contracts: On December 3, 2004, the Company signed an eight-year Fuel Purchase Agreement with a government refinery in Jamaica for the supply of mainly MFO and MGO at a price equal to average PLATTS prices plus a margin. The contract stipulates that the Company and refinery are not required to transact for more than a maximum quantity of marine fuel per month; however, by mutual agreement, the maximum quantity per month may be revised upwards. Invoices become due thirty calendar days from the date of delivery. Interest on overdue payments accrues at a rate equal to the local overdraft rate in Jamaica. On December 30, 2009, an addendum between the two parties was signed, which extends the original agreement until December 31, 2014. On April 1, 2005, the Company signed a ten-year Marine Fuel Supply Service Agreement with the Greek Subcontractor (refer to Note 5).

(b)
Lease Commitments: The Company leases certain property under operating leases, which require the Company to pay maintenance, insurance and other expenses in addition to annual rentals. The minimum annual payments under all noncancelable operating leases at December 31, 2012 are as follows:

2013	14,262
2014	13,952
2015	13,953
2016	12,936
2017	12,709
Thereafter	162,331
Total minimum annual payments under all noncancelable operating leases	230,143

Rent expense under operating leases was $1,897, $4,234 and $7,375 for the years ended December 31, 2010, 2011 and 2012, respectively.

(c)
Standby Letters Of Credit:  In the normal course of business, for certain suppliers, under certain long-term supply contracts, or under certain long-term construction contracts, the Company is required to post standby letters of credit in order to secure lines of credit. As of December 31, 2012, the total outstanding standby letters of credit amounted to $176,705. The Company has not defaulted on payment of any of its accounts payable so as to cause any of the issuers of the standby letters of credit to settle the Company's accounts payable on the Company's behalf. All the standby letters of credit expire during 2013. The Company expects to extend the validity date of these instruments throughout the duration of the Company's contractual or operating relationships with the respective suppliers.

(d)
Letters of Guarantee: Under the Singapore law, the Company is required to issue letters of guarantee for payroll taxes of crew members during their employment. The guarantee extends for the duration of the employment and the Company is required to pay only if the crew member does not meet individual tax obligations. The Company currently does not believe it will be required to make a payment under these guarantees and accordingly has not recorded any liability. The maximum amount the Company could be required to pay as of December 31, 2012 is $676 (or SIN$552), is maintained in fixed deposits and presented in the prepayments and other current assets in the accompanying consolidated balance sheets.

(e)
Environmental and Other Liabilities: The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third-parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances.  The Company's coverage under the Protection and Indemnity insurance policies, except for pollution, are unlimited. Coverage for pollution is $1 billion per vessel per incident.

Legal Matters

In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $1.00 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009.  The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010.  In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. The Company believes that this matter fails for lack of jurisdiction and is unwarranted and lacking in merit.  The Company believes that the outcome of this lawsuit will not have a material effect on its operations and financial position.

In January 2010, a former director of the Company's Ghanaian subsidiary and a company controlled by him, commenced an action in Ghana against two of the Company's subsidiaries for alleged wrongful termination of such director's directorship and deprivation of an opportunity to hold 70% shares in an oil trading company and 30% shares in a shipping agency allegedly agreed to be formed by the parties. The plaintiffs are seeking payment of office rent for approximately 17 months and damages for breach of trust, extreme mental anguish, pain and suffering, and loss of earnings.  Subsequently, the plaintiffs filed a modified claim seeking to join the Company as a third defendant. In November 2011, the High Court of Justice of Commercial Division in Accra, Ghana, issued its plaintiffs' motion and dismissed same. Although the Company believes that the plaintiffs' claims are unwarranted, the Company is pursuing a final settlement of the dispute which the Company believes will have no material effect on the Company's financial position.

Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels.  Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.

Revenues and Cost of Revenues	12 Months Ended
Dec. 31, 2012
Revenues And Cost Of Revenues [Abstract]
Revenues and Cost of Revenues
18.   Revenues and Cost of Revenues:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	For the Year Ended December 31,
	2010	2011	2012

Sales of marine petroleum products	4,954,599	6,925,582	7,208,440
Voyage revenues	7,261	22,775	22,726
Other revenues	9,775	17,108	27,794
Revenues	4,971,635	6,965,465	7,258,960

Cost of marine petroleum products	4,736,066	6,668,622	6,939,636
Cost of voyage revenues	6,597	19,251	15,136
Cost of other revenues	1,690	1,294	1,539
Cost of Revenues	4,744,353	6,689,167	6,956,311

Included in the cost of revenues is depreciation of $1,770, $3,169 and $2,622 for the years ended December 31, 2010, 2011 and 2012, respectively.

Selling and Distribution	12 Months Ended
Dec. 31, 2012
Selling and Distribution [Abstract]
Selling and Distribution
19.   Selling and Distribution:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	Year Ended December 31,
	2010	2011	2012

Salaries	51,223	63,247	65,584
Depreciation	18,774	17,994	18,896
Vessel hire charges	8,430	13,493	16,535
Amortization of dry-docking costs	5,805	7,112	7,046
Vessel operating expenses	36,663	39,198	38,214
Bunkers consumption	23,249	32,709	35,788
Storage costs	4,803	7,052	7,821
Broker commissions	3,524	4,053	5,032
Provision for doubtful accounts	(447)	61	2,919
Other	3,388	7,927	12,401
Selling and Distribution expenses	155,412	192,846	210,236

General and Administrative	12 Months Ended
Dec. 31, 2012
General and Administrative [Abstract]
General and Administrative
20.   General and Administrative:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	Year Ended December 31,
	2010	2011	2012

Salaries	14,400	14,957	13,401
Depreciation	548	592	580
Office Expenses	12,555	14,257	15,916
General and Administrative expenses	27,503	29,806	29,897

Interest and Finance Costs	12 Months Ended
Dec. 31, 2012
Interest and Finance costs [Abstract]
Interest and Finance Costs
21.   Interest and Finance Costs:

The amounts in the accompanying consolidated statements of income are analyzed as follows:

	Year Ended December 31,
	2010	2011	2012
Interest on long-term debt (Note 15)	9,011	9,386	8,933
Interest on short-term borrowings (Note 14)	3,639	10,921	13,141
Servicing fees on factoring (Note 4)	-	342	1,738
Amortization of financing fees (Note 12)	861	1,003	1,037
Bank commissions, commitment fees and other charges	4,416	7,097	8,582
Interest on lease payments (Note 22)	325	262	175
Capitalized interest (Note 8 and 9)	(901)	(1,147)	(2,414)
Total	17,351	27,864	31,192

Capital Leases	12 Months Ended
Dec. 31, 2012
Capital Leases [Abstract]
Capital Leases
22.	Capital Leases:

The Company leases Barge PT 22 under a capital lease, with a gross amount capitalized of $4,778 and accumulated depreciation of $720 as at December 31, 2012.

The annual future minimum lease payments under the capital lease of Barge PT 22, together with the present value of the net minimum lease payments required to be made after December 31, 2012, are as follows:

Amount
2013	1,267
2014	422
Total minimum lease payments	1,689
Less: imputed interest	(92)
Present value of minimum lease payments	1,597
Current portion of capitalized lease obligations	1,182
Long-term capitalized lease obligations	$415

Equity Incentive Plan	12 Months Ended
Dec. 31, 2012
Equity Incentive Plan [Abstract]
Equity Incentive Plan
23.   Equity Incentive Plan:

The Company measures stock-based compensation cost at grant date, based on the estimated fair value of the award which is determined by the closing price of the Company's common stock traded on the NYSE on the grant date, and recognizes the cost as expense on a straight-line basis (net of estimated forfeitures) over the vesting period. The expense is recorded in the general and administrative expenses in the accompanying consolidated statements of income. Aegean is incorporated in a non-taxable jurisdiction and accordingly, no deferred tax assets are recognized for these stock-based incentive awards.

On November 2, 2006, the Company's Board of Directors adopted the 2006 Equity Incentive Plan ("2006 Plan"), under which the Company's officers, key employees and directors are eligible to receive stock-based incentive awards including nonvested stock, nonvested stock units (with or without dividend equivalents), unrestricted stock, at-the-money nonqualified stock options and stock appreciation rights. The 2006 Plan is administered by the Compensation Committee of the Company's board of directors and the aggregate number of shares of common stock reserved under this plan is 4,053,500. The Company's board of directors may terminate the 2006 Plan at any time. The 2006 Plan expires ten years from the date of adoption.

All grants of nonvested stock issued under the 2006 Plan are subject to accelerated vesting upon certain circumstances set forth in the 2006 Plan.

The following table summarizes the status of the Company's non-vested shares outstanding for the years ended December 31, 2011 and 2012:

	Nonvested Stock	Weighted Average Grant Date Market Price
At December 31, 2010	466,710	25.52
Granted	487,450	7.26
Vested	(121,086)	20.02
At December 31, 2011	833,074	15.64
Granted	373,000	7.31
Vested	(194,087)	25.73
Forfeited	(16,835)	21.60
At December 31, 2012	995,152	10.44

The total fair value of shares vested during the years ended December 31, 2010, 2011 and 2012 were $2,570, $847 and $983, respectively based on the closing share price at each vesting date.

Total compensation cost of $4,084, $3,963 and $4,406 was recognized and included under general and administrative expenses in the accompanying consolidated statements of income for the years ended December 31, 2010, 2011 and 2012, respectively.

As of December 31, 2012, there was $4,449 of total unrecognized compensation cost related to non-vested share-based compensation awards. This unrecognized compensation cost at December 31, 2012, is expected to be recognized as compensation expense over a weighted average period of 1.7 years as follows:

Amount
2013	3,018
2014	1,330
2015	98
2016	3
4,449

Common Stock, Treasury Stock and Additional Paid-In Capital	12 Months Ended
Dec. 31, 2012
Common stock, Treasury Stock and Additional Paid-In Capital [Abstract]
Common stock, Treasury Stock and Additional Paid-In Capital
24.   Common Stock, Treasury Stock and Additional Paid-In Capital:

Authorized Capital

Aegean was formed on June 6, 2005, under the laws of the Marshall Islands. Aegean's authorized common and preferred stock since inception consisted of 100,000,000 common shares (all in registered form), par value $0.01 per share and 25,000,000 preferred shares (all in registered form), par value $0.01 per share. The holders of the common shares are entitled to one vote on all matters submitted to a vote of stockholders and to receive all dividends, if any. The Company's board of directors shall have the authority to establish such series of preferred stock and with such designations, preferences and relative, participating, optional or special rights and qualifications, limitations or restrictions as shall be stated in the resolutions providing for the issue of such preferred stock.

Share Issuance and Repurchase

On June 8, 2005, Aegean issued 30,472,827 common shares (as restated for the split-ups of common stock, described below), with a $0.01 par value per share, to Leveret and Leveret contemporaneously contributed its direct and indirect ownership in the companies described in Note 1 to Aegean.

On October 3, 2005, Aegean acquired from Leveret 8% of the total then-issued and outstanding common stock of Aegean, representing the entire interests in Leveret of members of Mr. Dimitris Melisanidis' family (other than Mr. Melisanidis himself) for a price of $35,000. Those shares were cancelled upon repurchase, in accordance with a resolution of the board of directors of Aegean.  The repurchased shares represented the entire   beneficial ownership of those members of Mr. Melisanidis' family. The excess of the purchase price over the par value of the acquired shares was reflected first as a deduction from additional paid-in capital and, upon exhaustion of the balance of additional paid-in capital, as a deduction from retained earnings.

Initial Public Offering

In December 2006, the Company completed its initial public offering in the United States under the United States Securities Act of 1933, as amended. In this respect, 14,375,000 shares of common stock at par value $0.01 were issued for $14.00 per share. The proceeds of the initial public offering, net of underwriting commissions of $14,088, and net of offering expenses of $1,953, amounted to $185,209.

Public offering

On January 27, 2010, the Company completed a public offering in the United States under the United States Securities Act. In this respect, 4,491,900 shares of common stock at par value $0.01 were issued for $32.75 per share. The proceeds of the public offering, net of underwriting commissions of $7,355 and net of issuance cost of $707 amounted to $139,047.

Treasury stock

On May 17, 2010, the Company's Board of Directors approved a plan to purchase 1,000,000 shares from Mr. Dimitris Melisanidis.  These shares were purchased on May 21, 2010, for an aggregate purchase price of $24,680, which has been recorded as Treasury Stock  in the accompanying consolidated balance sheets.

On July 20, 2011, the Company's Board of Directors approved a share repurchase program for up to 2,000,000 shares of the Company's common stock. The Board will review and may choose to renew the program after a period of 12 months. The Company under this program repurchased 967,639 shares during 2011 for an aggregate purchase price of $4,628 and 4,000 shares during 2012 for an aggregate purchase price of $19 which have been recorded as Treasury Stock in the accompanying consolidated balance sheets.

Preferred Share Purchase Rights

In August 2009, the Company authorized and declared a dividend distribution of one preferred share purchase right (a "Right") on each outstanding share of its common stock.  The dividend distribution was made to shareholders of record as of August 14, 2009.  The rights will separate from the common stock and become exercisable upon the earlier of (i) ten days following the public announcement or disclosure that a person or group (an "Acquiring Person") has acquired beneficial ownership, or obtained the right to acquire, 15 percent or more of the outstanding common stock or (ii) ten business days following the commencement of, or the announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in such a group or person becoming an Acquiring Person (the "Distribution Date").  On the Distribution Date, each Right holder will be entitled to purchase for $100 (the "Exercise Price") one one-thousandth of a share of a new series of junior participating preferred stock.  In the event that an Acquiring Person acquires more than 15 percent of the outstanding common stock, each Right holder (except the Acquiring Person) will be entitled to purchase at the Exercise Price, shares of common stock having a market value equal to twice the Exercise Price. Any time after the date an Acquiring Person obtains more than 15 percent of the outstanding common shares and before that Acquiring Person acquires more than 50 percent of the outstanding common shares, the Company may exchange each Right owned by all other Rights holders, in whole or in part, for one common share.  The Rights expire on the earliest of (i) August 14, 2019 or (ii) the redemption of the Rights by the Company or (iii) the exchange of the Rights as described above. The Company can redeem the Rights at any time on or prior to the earlier of the tenth business day following the public announcement that a person has acquired ownership of 15 percent or more of the outstanding common shares, or August 14, 2019. The Rights do not have any voting rights. The Rights have the benefit of certain customary anti-dilution protections.  As of December 31, 2012, no such events had occurred, and no rights have been exercised.

Dividends

The Company declared and paid dividends of $1,878, $1,864 and $1,860 during the years ended December 31, 2010, 2011 and 2012, respectively.

Additional Paid in Capital

The amounts presented in the accompanying consolidated balance sheets as additional paid-in capital comprise (i) payments made by the stockholders at various dates to finance vessel acquisitions in excess of the amounts of bank loans obtained and advances for working capital, (ii) the estimated value of certain incidental employee services provided to the Company by certain related companies for no consideration, (iii) an allocation of costs for office services historically shared with and the use of office equipment owned by related companies, and (iv) the difference between the par value of the shares issued in the initial and the secondary public offerings the net proceeds obtained for those shares.

Earnings per Common Share	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share [Abstract]
Earnings Per Common Share
25.       Earnings Per Common Share:

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the year using the two-class method. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 23), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive. At December 31, 2011 and 2012 the Company excluded 833,074 non vested share awards and 995,152 non vested share awards as anti-dilutive. No anti-dilutive share awards existed at December 31, 2010. Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share.

The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:

	Year Ended December 31,
	2010	2011	2012

Net and diluted income	$18,733	$10,228	$20,077

Less: Dividends declared and undistributed earnings allocated to unvested shares	(171)	(143)	(396)
Basic income available to common stockholders	$18,562	$10,085	$19,681

Basic weighted average number of common shares outstanding	46,295,973	45,979,761	45,473,360

Add: Dilutive effect of non-vested shares	149,526	-	-

Diluted weighted average number of common shares outstanding	46,445,499	45,979,761	45,473,360

Basic earnings per common share	$0.40	$0.22	$0.44
Diluted earnings per common share	$0.40	$0.22	$0.44

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
26.       Income Taxes:

The Company operates through its subsidiaries, which are subject to several tax jurisdictions, as follows:

a)	Marshall Islands

The Company is incorporated in the Marshall Islands. Under current Marshall Islands law, the Company is not subject to tax on income or capital gains.

b)	Republic of Liberia

The principal operating entity of the Company, AMP, is incorporated in the Republic of Liberia. Under regulations promulgated by the Liberian Ministry of Finance, because AMP is considered a non-resident domestic corporation, it is not required to pay any tax or file any report or return with the Republic of Liberia in respect of income derived from its operations outside of the Republic of Liberia. The Liberian Ministry of Justice has issued an opinion that these regulations are valid.

c)	Greece

AMP has a branch office established in Greece. Under the laws of Greece, and in particular Greek Law 3427/2005 which amended, replaced and supplemented provisions of Law 89/1967 as of January 1, 2006, AMP is taxed on a cost plus basis, 5% for the period 2006 to 2010 and 5.42% for the period 2011 to 2015, on expenses incurred by its branch office in Greece. AMP's income, as calculated by applying the 5% or 5.42% profit margin, as applicable, is subject to Greek corporate income tax at the rate of 24% for fiscal year 2010 and 20% for the fiscal year 2011 and 2012. All expenses to which the profit margin applies are deducted from gross income for Greek corporate income tax purposes. Furthermore, AMP is exempt from Greek other tax, charge or contribution in favor of the Greek State or any third-party, on income derived from all its transactions worldwide in petroleum products, lubricants and similar commodities, the object of which lies outside of Greece.

d)	United States

A foreign corporation which is engaged in a trade or business in the United States will be subject to corporate income tax and branch profits tax at a combined rate of up to 54.5% on its income which is effectively connected with its United States trade or business, or Effectively Connected Income.

Income from the sale of property outside the United States by a foreign corporation will be treated as Effectively Connected Income if the corporation has a fixed place of business in the United States to which such income is attributable, unless (1) the property is sold for use, consumption or disposition outside the United States, and (2) the taxpayer has a fixed place of business in a foreign country which materially participates in the sale.

While the Company has a place of business in the United States, the Company believes that none of its income would be treated as Effectively Connected Income under the rules discussed above. Specifically, the Company anticipates that (1) all of its sales of petroleum products will occur outside the United States; (2) such products will be sold for use, consumption or disposition outside the United States, and (3) one of the Company's foreign offices will materially participate in such sales. Therefore, the Company anticipates that none of its income will be subject to United States federal income tax on a net basis.

e)	Belgium

The Company has trade activities in Belgium through its subsidiary ABAS and its new acquisition of the Aegean NWE Business (Note 3), both incorporated in Belgium and subject to Belgian income taxes.

The components of the ABAS's (expense)/benefit for income taxes are as follows:

	Year Ended December 31,
	2010	2011	2012
Current tax expense	(90)	(187)	(75)
Deferred tax benefit/ (expense)	1,450	547	(241)
Income tax benefit/ (expense)	1,360	360	(316)

Effective tax rate Reconciliation	(40.33%)	(31.72%)	80.00%

The reconciliation between the statutory tax benefit/ (expense) in Belgium on results of ABAS from continuing operations to the income tax benefit/ (expense) recorded in the financial statements is as follows:

	Year Ended December 31,
	2010	2011	2012
Income tax benefit/ (expense) on result before tax at statutory rate	1,386	366	(114)
Effect of permanent differences	(26)	(6)	(202)
Total tax benefit/ (expense) Reconciliation	1,360	360	(316)

Deferred income taxes are the result of provisions of the tax laws that either require or permit certain items of income or expense to be reported for tax purposes in different periods than they are reported for financial reporting. The tax effects of temporary differences that give rise to the deferred tax asset are as follows:

	Year Ended December 31,
	2010	2011	2012
Deferred tax assets:
Carryforward of notional interest deduction	35	55	54
Tax carryforward losses	1,725	2,252	2,223
Investment tax incentive	458	458	447
Total deferred taxes, net	2,218	2,765	2,524

The components of the Verbeke Business' (expense)/benefit for income taxes are as follows:

	Year Ended December 31,
	2010	2011	2012
Current tax expense	(1,805)	(5,177)	(3,370)
Deferred tax expense	(85)	(225)	(187)
Income tax expense	(1,890)	(5,402)	(3,557)

Effective tax rate Reconciliation	31.85%	34.69%	34.32%

The reconciliation between the statutory tax expense in Belgium on income of Aegean NWE from continuing operations to the income tax expense recorded in the financial statements is as follows:

	Year Ended December 31,
	2010	2011	2012
Income tax on profit before tax at statutory rate	(1,902)	(5,090)	(3,472)
Effect of permanent differences	12	(312)	(85)
Total tax expense Reconciliation	(1,890)	(5,402)	(3,577)

Deferred income taxes are the result of provisions of the tax laws that either require or permit certain items of income or expense to be reported for tax purposes in different periods than they are reported for financial reporting. The tax effects of temporary differences that give rise to the deferred tax asset and liability are as follows:

	Year Ended December 31,
	2010	2011	2012
Deferred tax assets:
Tax carry forward losses	-	48	-
Total deferred tax assets, net	-	48	-

Deferred tax liabilities:
Revaluation of Aegean NWE fixed assets	2,669	2,906	3,045
Total deferred tax liabilities, net	2,669	2,906	3,045

In the accompanying balance sheets, the deferred income tax assets are included in the non-current assets of $2,813 and $2,524 as of December 31, 2011 and 2012, respectively. Deferred tax liabilities are presented in the non-current liabilities of $2,906 and $3,045 as at December 31, 2011 and 2012, respectively. Of the $2,524 income tax benefit at December 31, 2012 that are carryforwards, the $54 will expire in 2018, if unused. The remaining balance does not expire. As of and for the years ended December 31, 2011 and 2012, the Company has not recorded a valuation allowance.

f)	Canada

In July 2008, the Company completed the acquisition of ICS, a marine fuel logistics company incorporated in Canada.  ICS is subject to Canadian income taxes.

The components of ICS's (expense)/benefit for income taxes are as follows:

	Year Ended December 31,
	2010	2011	2012
Current tax expense	(1,631)	(356)	(249)
Deferred tax expense	-	-	-
Income tax provision	(1,631)	(356)	(249)

Effective tax rate Reconciliation	16.68%	11.26%	11.28%

The reconciliation the statutory tax expense in Canada on income from continuing operations to the income tax expense recorded in the financial statements is as follows:

	Year Ended December 31,
	2010	2011	2012
Income tax on profit before tax at statutory rate	(2,631)	(884)	(616)
Effect of permanent differences	1,000	528	367
Total tax expense Reconciliation	(1,631)	(356)	(249)

g)	Other

Generally, under the laws of the countries of the vessel-owning companies' and the Manager's incorporation and/or vessels' registration, the vessel-owning companies and the Manager were not subject to tax on shipping income. However, the vessel-owning companies are subject to registration and tonnage taxes, which have been included in other operating expenses in the accompanying consolidated statements of income.

At December 31, 2012, the Company does not have any uncertain tax filing positions. As a result, the Company has included all of its tax benefits in its disclosure of future income tax assets and liabilities, as discussed above. There are no significant changes to this assessment of uncertain tax filing positions anticipated within the next 12 months.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. During the years ended December 31, 2011 and 2012, the Company did not recognize any interest or penalties.

The Company files income tax returns in the Canadian federal jurisdiction and various provincial jurisdictions, as well as the Belgian federal jurisdiction. In the normal course of business, the Company is subject to examination by taxing authorities. Open tax years in Canada range from 2008 to 2012 and in Belgium for ABAS from 2010 to 2012 and for Aegean NWE from 2010 to 2011. However, upon examination in subsequent years, if net operating loss carry forwards and tax credit carry forwards are utilized, the Canadian and Belgian jurisdictions can reduce net operating loss carry forwards and tax credit carry forwards utilized in the year being examined if they do not agree with the carry forward amount. As of December 31, 2012, the Company was not under audit in the Canadian or Belgian taxing jurisdictions.

Business Segments and Geographical Information	12 Months Ended
Dec. 31, 2012
Business Segments and Geographical Information [Abstract]
Business Segments and Geographical Information
27.       Business Segments and Geographical Information:

The Company is primarily a physical supplier in the downstream marine petroleum products industry. Marine petroleum products mainly consist of different classifications of marine fuel oil, marine gas oil and lubricants.

The Company cannot and does not identify expenses, profitability or other financial performance measures by type of marine petroleum product supplied, geographical area served, nature of services performed or on anything other than on a consolidated basis (although the Company is able to segregate revenues on these various bases). As a result, management, including the chief operating decision maker, reviews operating results on a consolidated basis only. Therefore, the Company has determined that it has only one operating segment.

The Company is domiciled in the Marshall Islands but provides no services in that location.  It is impracticable to disclose revenues from external customers attributable to individual foreign countries because where the customer is invoiced is not necessarily the country of domicile.  In addition, due to the nature of the shipping industry, where services are provided on a worldwide basis, the country of domicile of the customer does not provide useful information regarding the risk that this disclosure is intended to address.

The Company's long-lived assets mainly consist of bunkering tankers, which are positioned across the Company's existing territories and which management, including the chief operating decision maker, reviews on a periodic basis and reposition among the Company's existing or new territories to optimize the vessel per geographical territory ratio. The Company's vessels operate within or outside the territorial waters of each geographical location and, under international law, shipping vessels usually fall under the jurisdiction of the country of the flag they sail. The Company's vessels are not permanently located within particular territorial waters and the Company is free to mobilize all its vessels worldwide at its own discretion.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
28.   Subsequent Events:

Sale of vessel: On February 2, 2013, the Company completed the sale and delivered the vessel Aegean Tulip, a 4,853 dwt double-hull bunkering tanker, to a third-party purchaser. The vessel was sold for $1,700, resulting in a loss of approximately $630.

Sale of floating storage facility: On February 26, 2013, the Company completed the sale and delivered the floating storage Aeolos, a 84,040 dwt double-hull bunkering tanker, to a third-party purchaser. The vessel was sold for $6,250, resulting in a loss of approximately $2,630.

Loan agreement: On March 11, 2013, the Company signed an agreement for a credit facility of $73,500 for financing the construction of the new oil terminal in Fujairah. The loan is repayable in quarterly installments starting from March 31, 2014 and terminates on December 31, 2017. The interest rate is calculated based on LIBOR plus margin of 5.25%.

Transfer of ownership of Aegean Oil Terminals: On February 25, 2013, the Company sold its controlling interest in the Panama storage facilities to a third-party purchaser for an amount of $9,702.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation: The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles and include for each of the three years in the period ended December 31, 2012, the accounts and operating results of the Company. Intercompany balances and transactions have been eliminated in consolidation. The Company consolidates subsidiaries where it holds a controlling financial interest or it has an interest in a variable interest entity (VIE). The condition for a controlling financial interest is ownership of majority of the voting interest of over 50% of the outstanding voting shares or the power to direct the activities of the entity that most significantly affect the entity's economic performance and the obligation to absorb losses of the entity that could potentially be significant to the entity or the right to receive benefits from the entity that could potentially be significant to the entity. Noncontrolling interest in both equity and income statement of subsidiaries are stated separately.

Use of Estimates
Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Foreign Currency Transactions
Foreign Currency Transactions: The functional currency of Aegean and its material subsidiaries is the U.S. dollar because the Company purchases and sells marine petroleum products in the international oil and gas markets and because the Company's vessels operate in international shipping markets; both of these international markets transact business primarily in U.S. dollars. The Company's accounting records are maintained in U.S. dollars. Transactions involving other currencies during the year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities denominated in other currencies are adjusted to reflect the year-end exchange rates. Resulting gains or losses are reflected separately in the accompanying consolidated statements of income. The financial statements of the Company's subsidiaries with functional currencies other than U.S. dollars, the functional currency of the Company's subsidiaries have been converted to U.S. dollars by the application of the translation method (current rate method).  All assets and liabilities are translated using the period end exchange rate.  Shareholders equity accounts are translated using historical rates.  Revenues and expenses are translated using the weighted average exchange rate in effect during the period.  Exchange differences on the translation of entities with functional currencies other than the U.S. dollar, are recognized directly in the foreign currency translation reserve as other comprehensive income.

Cash and Cash Equivalents	Cash and Cash Equivalents: The Company considers highly liquid investments such as time deposits and certificates of deposit with an original maturity of three months or less to be cash equivalents.
Restricted Cash
Restricted Cash: Restricted cash consists of interest-bearing deposits with certain banks as cash collateral against outstanding short-term facilities and retention accounts that can only be used for the purposes of repayment of current portions of long-term loans. Restricted cash also includes interest-bearing deposits with an international bank as cash collateral against standby letters of credit issued by the same bank to a shipyard. Restricted cash is classified as non-current when the funds are to be used to acquire non-current assets.

Trade Receivables, net
Trade Receivables, net:  Management is responsible for approving credit to customers, setting and maintaining credit standards, and managing the overall quality of the credit portfolio. The Company performs ongoing credit evaluations of its customers based upon payment history and the assessments of customers' credit worthiness. The Company generally provides payment terms of approximately 30 days. The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience with its customers, current market conditions of its customers, and any specific customer collection issues. Accounts receivable are reduced by an allowance for amounts that may become uncollectible in the future. The Company had accounts receivable of $526,450, and $477,738 before allowances for bad debts of $1,354 and $3,503 as of December 31, 2011 and 2012, respectively.  Allowances for bad debt are summarized as follows:

Allowances for doubtful accounts
Balance, December 31, 2010	$1,293
- Additions	61
Balance, December 31, 2011	$1,354
- Additions	2,919
Balance, December 31, 2012	$4,273

The Company transfers ownership of eligible trade accounts receivable to a third-party purchaser without recourse in exchange of cash. The factoring of trade accounts receivable under the agreement is accounted for as a sale. Proceeds from the transfer reflect the face value of the account less a discount. The receivables sold pursuant to this factoring agreement are excluded from trade receivables in the consolidated balance sheets and are reflected as cash provided by operating activities in the consolidated statements of cash flows. The Company continues to service, administer and collect the receivables sold under this program. The Company does not record a servicing asset or liability on the consolidated balance sheets as the Company estimates the fee it receives is at fair valaue. Servicing fees during the year ended December 31, 2012 are recorded in the interest and finance costs in the accompanying consolidated statements of income. The third-party purchaser has no recourse to the Company's assets for failure of debtors to pay when due.

Insurance Claims
Insurance Claims: Insurance claims are recorded on the accrual basis once recovery is probable under the related insurance policies and the Company can make an estimate of the amount to be reimbursed. Insurance claims represent the claimable expenses, net of deductibles, incurred through

December 31 of each year, which are expected to be recovered from insurance companies.

Inventory
Inventories: Inventories comprise marine fuel oil ("MFO"), marine gas oil ("MGO"), lubricants and victualling stores, which are stated at the lower of cost or market. Cost is determined by the first in, first out method.

Vessel Cost
Vessel Cost: Vessels are stated at cost, which consists of the contract price and any material expenses incurred upon acquisition (initial repairs, improvements and delivery expenses, interest and on-site supervision costs incurred during the construction periods). Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessels; otherwise these amounts are charged to expense as incurred.

Advances and milestone payments made to shipyards during construction periods are classified as "Advances for vessels under construction and acquisitions" until the date of delivery and acceptance of the vessel, at which date they are reclassified to "Vessels, cost". Advances for vessels under construction also include supervision costs, amounts paid under engineering contracts, capitalized interest and other expenses directly related to the construction of the vessels.

Amounts of interest to be capitalized during the asset acquisition period are determined by applying an interest rate ("the capitalization rate") to the average amount of accumulated expenditures for the asset during the period.  The capitalization rates used in an accounting period are based on the rates applicable to borrowings outstanding during the period. The Company does not capitalize amounts in excess of actual interest expense incurred in the period. If the Company's financing plans associate a specific new borrowing with a qualifying asset, the Company uses the rate on that borrowing as the capitalization rate to be applied to that portion of the average accumulated expenditures for the asset that does not exceed the amount of that borrowing. If average accumulated expenditures for the asset exceed the amounts of specific new borrowings associated with the asset, the capitalization rate applied to such excess is a weighted average of the rates applicable to other borrowings of the Company.

Vessels acquired as a part of an acquisition are recognized at their fair value as at the date of the acquisition.

Vessel Depreciation on Ocean- going Bunkering Tankers
Vessel Depreciation on Ocean- going Bunkering Tankers: Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated salvage value. Each vessel's estimated salvage value is equal to the product of its light-weight tonnage and the estimated scrap rate. Management estimates the useful life of the Company's bunkering and non-bunkering tankers to be 30 years and 25 years, respectively, from the date of initial delivery from the shipyard. Management estimates the useful life of the Company's floating storage facilities to be 30 years from the date of acquisition. Secondhand vessels are depreciated from the date of their acquisition through their remaining estimated useful life. However, when regulations place limitations on the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective.

Vessel Depreciation on In-Land Waterway Bunkering Tankers
Vessel Depreciation on In-Land Waterway Bunkering Tankers: Depreciation is computed using the straight-line method over the estimated useful life of the vessels, after considering the estimated salvage value. Each vessel's estimated salvage value is equal to the product of its light-weight tonnage and the estimated scrap rate. Management estimates the useful life of the in-land waterway bunkering tankers to be 45 years from the date of the initial delivery from the shipyard.

Intangible Assets
Intangible Assets: Intangible assets consist of three concession agreements, in the United Kingdom, the Canary Islands and Panama and a non-compete covenant in Belgium.
Intangible assets acquired in a business combination and recognized separately from goodwill are initially recognized at their fair value at the acquisition date. Subsequent to initial recognition, intangible assets acquired in a business combination are reported at cost less accumulated amortization and accumulated impairment losses, if any. These assets are being amortized over their useful life.

Goodwill
Goodwill: Goodwill represents the excess of the purchase price over the net of the fair value of the identifiable tangible and intangible assets acquired and the fair value of liabilities assumed in business acquisitions. As required by the goodwill topic of the FASB Accounting Standard Codification, goodwill is not amortized, but reviewed as of December 31 of each year for impairment. The Company also evaluates goodwill for impairment at any time that events occur or circumstances change indicating a possible impairment. The Company tests for goodwill impairment using the two-step process. The first step is a screen for potential impairment, while the second step measures the amount of impairment. Fair value of the reporting units is derived using discounted cash flow analysis.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets: Accounting guidance requires that long-lived assets and certain identifiable intangible assets held and used or to be disposed of by an entity, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In evaluating useful lives and carrying values of long-lived assets, the Company reviews certain indicators of potential impairment, such as vessel sale and purchase prices in the marketplace, business plans and overall market conditions. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset and any future disposal is less than its carrying amount, the asset should be evaluated for an impairment loss. In developing estimates of future cash flows, the Company relied upon estimates made by management with regard to the Company's vessels, including future deliveries, operating expenses, and the estimated remaining useful lives of the vessels. These assumptions are based on historical trends as well as future expectations and are consistent with the plans and forecasts used by management to conduct its business. The variability of these factors depends on a number of conditions, including uncertainty about future events and general economic conditions; therefore, the Company's accounting estimates might change from period to period. In the event that undiscounted projected net operating cash flows were less than carrying value, the Company would estimate the fair value of the related asset and record a charge to operations calculated by comparing the asset's carrying value to the estimated fair value.  Measurement of the impairment loss is based on the fair value of the asset as determined by management considering third-party valuations and discounted future cash flows attributable to the vessel or asset group. The Company regularly reviews the carrying amount of its long-lived assets. The Company had no impairment losses in any of the periods presented.

Accounting for Drydocking Costs
Accounting for Drydocking Costs: The Company's vessels are generally required to be drydocked every 30 to 60 months for major repairs and maintenance that cannot be performed while the vessels are in operation. The Company follows the deferral method of accounting for drydocking costs whereby actual costs incurred are deferred and are amortized on a straight-line basis over the period through the date the next drydocking is scheduled to become due. Unamortized drydocking costs of vessels that are sold are written off against income in the year of the vessel's sale.

Leases
Leases: The Company leases properties for operations from time to time.  Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases.

The Company records vessels under capital leases as fixed assets at the lower of the present value of the minimum lease payments at inception of the lease or the fair value of the vessel. Vessels under capital leases are amortized over the estimated remaining useful life of the vessel or until the end of the lease term, if shorter.  Assets held under capital leases are presented as "Advances for vessels under construction and acquisitions" in the balance sheet until the vessel is deemed ready for its intended use and the balance is reclassified to "Vessels, cost".  The current portion of capitalized lease obligations are reflected in the balance sheet in "Accrued and other current liabilities" and remaining long-term capitalized lease obligations are presented as "Other non-current liabilities".

Financing Costs
Financing Costs: Fees incurred for obtaining new loans or refinancing existing loans are deferred and amortized to interest expense over the life of the related debt using the effective interest method. Unamortized fees relating to loans repaid or refinanced are generally expensed in the period the repayment or refinancing is made.

Pension and Retirement Benefit Obligations
Pension and Retirement Benefit Obligations: The vessel-owning companies included in the consolidation employ the crew on board under short-term contracts (usually up to nine months) and accordingly, they are not liable for any pension or post retirement benefits. The Company's full-time Greek employees are covered by state-sponsored pension funds for which the Company is required to contribute a portion of the monthly salary of these employees to the fund (i.e., a defined contribution plan). Upon retirement of these employees, the state-sponsored pension funds are responsible for paying the employees' retirement benefits and accordingly, the Company has no obligation for these benefits.

Accounting for Revenues and Expenses
Accounting for Revenues and Expenses: Revenues are principally earned from the physical supply of marine petroleum products via the Company's bunkering tankers. In this respect, sales of marine petroleum products and cost of sales of marine petroleum products are recorded in the period when the marine petroleum products are loaded onto the customer's vessel. In Greece, revenues are earned from the sale of marine petroleum  products through a related party physical supplier (refer to Note 5). These sales and the respective cost of sales are recorded in the period when the related party physical supplier delivers the marine petroleum products to the customer.

For arrangements in which the Company physically supplies marine petroleum products via its own bunkering tankers, cost of marine petroleum products sold represents amounts paid by the Company for marine petroleum products sold in the period being reported on.  For arrangements in which marine petroleum products are purchased from the Company's related party physical supplier, cost of marine petroleum products sold represents the total amount paid by the Company to the physical supplier for marine petroleum products and the delivery thereof to the Company's customer.

Revenues are also generated from voyage agreements of the Company's vessels. Under a voyage charter the revenues and associated voyage costs are recognized over the duration of the voyage.  A voyage is deemed to commence upon the later of the completion of discharge of the vessel's previous cargo or upon vessel arrival to the agreed upon port based on the terms of a voyage contract and is not cancelable and voyage is deemed to end upon the completion of discharge of the delivered cargo.

The Company also recognizes other revenues which mainly derive from brokerage and agency fees, throughput fees and storage fees. These revenues are recognized when services are performed and collectability is reasonably assured.

Operating expenses are accounted for on the accrual basis. The selling and distribution expenses generally represent indirect expenses incurred for selling and distribution and related to the delivery of the products and services to the customers. The general and administrative expenses are presented separately and represent the administrative cost of managing the Company such as the office administrative personnel, the maintenance of the Company's office property, equipment and other fixed assets and its depreciation, and all the general office expenses, professional fees, travel expenses and utilities.

Repairs and Maintenance
Repairs and Maintenance: All vessel repair and maintenance expenses, including major overhauling (which are non-scheduled repairs and maintenance work undertaken on a vessel's engine) and underwater inspections are expensed in the year incurred. Such costs are included in other operating expenses in the accompanying consolidated statements of income.

Income Taxes
Income Taxes: The Company accounts for income taxes using the liability method, as required by the generally accepted accounting principles for income taxes reporting. Under this method deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities at each period end corresponding to those jurisdictions subject to income taxes.  Deferred tax assets and liabilities are recognized for all temporary   items and an offsetting valuation allowance is recorded to the extent that it is not more likely than not that the asset will be realized.  Deferred tax is measured based on tax rates and laws enacted at the balance sheet date in any jurisdiction.

Income tax regulations in the different countries in which the Company operates under which the Company's uncertain income tax positions are determined could be interpreted differently resulting in tax obligations differing from those currently presented. In this sense, the income tax returns of the Company's primary tax jurisdictions remain subject to examination by related tax authorities.

Earnings per Common Share
Earnings per Common Share: Basic earnings per common share are computed by dividing net income available to common stockholders by the weighted average number of common shares deemed outstanding during the year. Net income available to common stockholders is calculated as net income less that amount allocable to non-vested share-based payment awards that contain rights to receive non-forfeitable dividends or dividend equivalents and participate equally in undistributed earnings.  Non-vested share-based payment awards have no contract obligations to share in the losses of the entity and are therefore excluded from the calculation of loss per share. Diluted earnings per common share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised.  Dilution has been computed by the treasury stock method whereby all of the Company's dilutive securities are assumed to be exercised and the proceeds used to repurchase common shares at the weighted average market price of the Company's common stock during the relevant periods. The incremental shares (the difference between the number of shares assumed issued and the number of shares assumed purchased) are included in the denominator of the diluted earnings per share computation. Non-vested shares are included in the calculation of the diluted earnings per shares, based on the weighted average number of non-vested shares assumed to be outstanding during the period.

Contingencies
Contingencies: The Company accrues for a loss if the Company deems it probable that a liability has been incurred at the date of the financial statements and the amount of that loss can be reasonably estimated. If the Company deems it reasonably possible that a liability has been incurred, the nature of the contingency and an estimate of the amount of loss is disclosed in the notes to the financial statements.

Financial Instruments
Financial Instruments:  The carrying amounts of the current financial assets and current financial liabilities reported in the consolidated balance sheets approximate their respective fair values because of the short term nature of these financial instruments. The fair value of revolving credit facilities is estimated based on current rates offered to the Company for similar debt of the same remaining maturities. Additionally, the Company considers its creditworthiness in determining the fair value of the revolving credit facilities.  The carrying value approximates the fair market value for the floating rate loans because interest rates are based on the market rates.

The Company enters into derivative contracts in order to mitigate the risk of market price fluctuations in fuel and the interest rate risk deriving from its loan agreements.  The derivative instruments are classified according to the accounting guidance provided by US generally accepted accounting principles for derivative instruments and hedging activities. The Company currently does not apply hedge accounting to its derivative instruments.

Interest Rate Swap: Changes in the estimated fair value of the interest rate swap are recognized as components of interest and finance costs in the consolidated statement of income. The fair value of the contract is recorded in the Company's consolidated balance sheet in non-current liabilities.

Fuel Pricing Contracts: Changes in the estimated fair value of the fuel pricing contracts are recognized as components of cost of revenue in the consolidated statement of income.  The fair value of the outstanding fuel pricing contracts is separately presented in the Company's consolidated balance sheet in current assets/liabilities.  The Company classifies cash flows related to derivative financial instruments within cash used in operating activities in the consolidated statement of cash flows.

For more information on the Company's derivatives, see Note 16.

Recent Accounting Pronouncements
Recent Accounting Pronouncements:

There are no recent accounting pronouncements effective for the current period whose adoption would have a material effect on the Company's consolidated financial statements in the current period.

Basis of Presentation (Tables)	12 Months Ended
Dec. 31, 2012
Basis of Presentation [Abstract]
Service Center Subsidiaries

Company Name	Juridiction of Incorporation	Date of Incorporation
Aegean Marine Petroleum LLC (the "UAE Service Center")	United Arab Emirates	07/26/2000
Aegean Bunkering Gibraltar Ltd. (the "Gibraltar Service Center")	Gibraltar	08/07/1997
Aegean Bunkering Jamaica Ltd. (the "Jamaica Service Center")	Jamaica	11/25/2004
Aegean Bunkering (Singapore) Pte. Ltd. (the "Singapore Service Center")	Singapore	06/07/2005
Aegean Bunkering (Ghana) Limited (the "West Africa Service Center")	Ghana	05/18/2007
Aegean Bunkers at Sea NV (''ABAS'', the "NW Europe Service Center")	Belgium	12/16/1999
Portland Bunkers International Ltd. (the "UK Service Center")	United Kingdom	12/13/1999
ICS Petroleum Ltd (the "Vancouver Service Center")	Canada	11/25/1985
ICS Petroleum (Montreal) Ltd (the "Montreal Service Center")	Canada	06/03/1986
Aegean Bunkering Trinidad Ltd. (the "Trinidad Service Center")	Trinidad and Tobago	02/20/2006
Aegean North West Europe NV ("ANWE", the "NW Europe Business Center")	Belgium	02/12/1986
Aegean Bunkering Combustibles Las Palmas S.A. (the "Canary Islands Service Center")	Las Palmas	04/30/2010
Aegean Bunkering (C Verde) LDA (the "Cape Verde Service Center")	Cape Verde	02/16/2011
Aegean Bunkering Morocco SARL AU (the "Tangier Service Center")	Morocco	05/28/2010
Aegean Bunkering (Panama) SA (the "Panama Service Center")	Panama	04/28/2005
Aegean Oil Terminals (Panama) SA (the "Panama Service Center")	Panama	02/01/2011
Aegean Bunkering (Hong- Kong) Ltd (the "Hong Kong Service Center)	Hong Kong	06/15/2011

Vessel Owning Subsidiaries

Company Name	Service/Business center	Vessel Name	Year Built	Size (dwt)	Date Acquired
Aegean Marine Petroleum LLC	UAE	Aegean Flower	2001	6,523	01/05/2004
Aegean Bunkers at Sea NV	NW Europe	Sara	1990	7,389	10/09/2007
ICS Petroleum Ltd	Vancouver	PT36	1980	3,730	07/01/2008
Aegean Barges NV	NW Europe	Colorado	2004	5,088	04/01/2010
Aegean North West Europe NV	NW Europe	Vigo	1971	1,319	04/01/2010
Aegean Barges NV	NW Europe	Elbe	1962	542	04/01/2010
Aegean Barges NV	NW Europe	Ellen	1971	1,439	04/01/2010
Aegean Barges NV	NW Europe	Blender	1963	736	04/01/2010
Aegean North West Europe NV	NW Europe	Willem SR*	2006	3,180	04/01/2010
Aegean North West Europe NV	NW Europe	Steidamm	1972	1,634	04/01/2010
Jadaco BV	NW Europe	Tapuit	1971	2,500	04/01/2010
Blatoma NV	NW Europe	Texas	2003	4,165	04/01/2010
Seatra BVBA	NW Europe	Montana	2011	4,319	05/26/2011
Aegean North West Europe NV	NW Europe	Florida*	2011	1,533	11/15/2011

		Vessel Details
Company Name	Date of Incorporation	Vessel Name	Year Built	Size (dwt)	Date Acquired
Clyde I Shipping Corp. ("Clyde")	05/10/2004	Aegean Tulip	1993	4,853	05/20/2004
Aegean X Maritime Inc. ("Aegean X")	08/31/2004	Aegean X	1982	6,400	08/31/2004
Mare Vision S.A. ("Mare")	11/01/2005	Aegean XI	1984	11,050	05/03/2006
Sea Breezer Marine S.A. ("Sea Breezer")	04/02/2004	Aegean Princess	1991	7,030	05/25/2007
Milos Shipping Pte. Ltd. ("Milos")	11/23/2006	Milos	2007	4,626	06/29/2007
Serifos Shipping Pte. Ltd. ("Serifos")	11/23/2006	Serifos	2007	4,664	11/20/2007
Pontos Navigation Inc. ("Pontos")	09/09/2002	Leader	1985	83,890	09/21/2007
Kithnos Maritime Inc. ("Kithnos")	01/28/2005	Kithnos	2007	4,626	11/30/2007
Mykonos I Maritime Inc. ("Mykonos I")	01/28/2005	Mykonos	2008	4,626	06/25/2008
West Coast Fuel Transport ("WCF")	09/10/1990	PT25	1988	2,560	07/01/2008
Santorini I Maritime Inc. ("Santorini I")	01/28/2005	Santorini	2008	4,629	09/26/2008
Eton Marine Ltd. ("Eton")	12/21/2005	Patmos	2008	6,262	11/18/2008
Paros Shipping Pte. Ltd. ("Paros")	01/28/2005	Paros	2008	4,629	11/25/2008
Kimolos Shipping Pte. Ltd. ("Kimolos")	01/28/2005	Kimolos	2008	4,664	03/04/2008
Syros I Maritime Inc. ("Syros I")	01/28/2005	Syros	2008	4,596	04/21/2008
AMP Maritime S.A.("Aegean Champion")	12/15/2008	Aegean Champion	1991	23,400	04/30/2009
Kerkyra Marine S.A.("Kerkyra")	09/26/2006	Kerkyra	2009	6,290	07/29/2009
Tasman Seaways Inc.("Kalymnos")	12/21/2005	Kalymnos	2009	6,283	02/20/2009
Paxoi Marine S.A.("Paxoi")	09/26/2006	Paxoi	2009	6,310	11/20/2009
Ithaki Marine S.A. ("Ithaki")	07/06/2009	Ithaki	2009	6,272	09/01/2009
Lefkas Marine S.A. ("Naxos")	12/18/2008	Naxos	2009	4,626	01/07/2009
Cephallonia Marine S.A.	09/26/2006	Kefalonia	2009	6,272	10/15/2009
PT22 Shipping Co. Ltd.("PT22")	01/22/2009	PT22	2001	2,315	05/29/2009
Lefkas Shipping Pte. Ltd. ("Lefkas")	09/26/2006	Lefkas	2010	6,321	03/16/2010
Andros Marine Inc. ("Andros")	02/21/2007	Andros	2010	4,605	02/05/2010
Zakynthos Marine S.A. ("Zakynthos")	09/27/2006	Zakynthos	2010	6,303	01/20/2010
Victory Sea Shipping S.A ("Victory")	12/30/2009	Aeolos	1990	84,040	05/07/2010
Kythira Marine S.A. ("Kythira")	09/26/2006	Kythira	2010	6,314	04/30/2010
Dilos Marine Inc. ("Dilos")	02/21/2007	Dilos	2010	4,593	05/05/2010
Benmore Services S.A. ("Benmore")	12/21/2005	Nisyros	2010	6,312	06/01/2010
Santon Limited ("Santon")	01/10/2006	Leros	2010	6,311	09/03/2010
Kassos Navigation S.A. ("Kassos")	02/14/2008	Kassos	2010	6,256	10/29/2010
Tilos Shipping Pte Ltd. ("Tilos")	02/14/2011	Tilos	2011	6,263	03/28/2011
Anafi Shipping Pte. Ltd. ("Anafi")	05/16/2011	Anafi	2011	4,584	04/06/2011
Halki Navigation S.A. ("Halki")	02/14/2008	Halki	2011	6,256	07/28/2011
Aegean VII Shipping Ltd.	09/07/2005	Sikinos	2011	4,595	08/11/2011
Symi Navigation S.A.	02/14/2008	Symi	2012	6,256	04/11/2012

Vessel Maritime Companies With Operating Vessels In Greece

		Vessel Details
Company Name	Date of Incorporation	Vessel Name	Year Built	Size (dwt)	Date Acquired

Aegean Tiffany Maritime Company	01/23/2009	Aegean Tiffany	2004	2,747	07/07/2004
Aegean Breeze Maritime Company	01/23/2009	Aegean Breeze I	2004	2,747	07/07/2004
Aegean Rose Maritime Company	12/02/2002	Aegean Rose	1988	4,935	01/21/2003
Aegean Daisy Maritime Company	12/02/2002	Aegean Daisy	1988	4,935	01/21/2003
Aegean Ship III Maritime Company	06/23/2008	Aegean III	1990	2,973	07/08/2008
Aegean Ship VIII Maritime Company	06/23/2008	Aegean VIII	1989	2,973	07/08/2008
Aegean Ship XII Maritime Company	06/23/2008	Aegean XII	1979	3,680	07/08/2008
Aegean Ace Maritime Company	01/26/2009	Aegean Ace	1992	1,615	03/23/2009
Aegean Maistros Maritime Company	11/21/2007	Aegean Orion	1991	550	09/07/2009
Aegean Gas Maritime Company aegean	07/24/2001	Mediterranean	1982	19,894	02/28/2010
Aegean Ostria Maritime Company	11/21/2007	Amorgos	2007	4,627	12/21/2007
Sealand Navigation Inc.	04/27/2011	Karpathos	2010	6,247	07/12/2010
Ios Shipping Ltd	11/14/2012	Ios	2010	4,620	09/08/2010

Other Companies With Material Assets And / Or Liabilities

Company Name	Date of Incorporation	Country of Incorporation	Activity
Aegean Investments S.A. ("Aegean Investments")	11/05/2003	Marshall Islands	Holding company
Aegean Holdings S.A. ("Aegean Holdings")	02/26/2003	Marshall Islands	Holding company
Aegean Oil (USA), LLC ("Aegean USA")	04/07/2005	United States	Marketing office
Aegean Petroleum International Inc.	02/22/2008	Marshall Islands	Fuel commerce
AMPNI Holdings Co Limited ("AMPNI Holdings")	02/02/2009	Cyprus	Holding company
Aegean Caribbean Holdings Inc.	01/07/2009	Saint Lucia	Holding company
Caribbean Renewable Energy Sources Inc.	02/02/2007	British Virgin Islands	Asset holder
Aegean Oil Terminal Corporation	04/14/2008	Marshall Islands	Site construction

Significant Accounting Policies (Tables))	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Allowances for doubtful accounts
Allowances for doubtful accounts
Balance, December 31, 2010	$1,293
- Additions	61
Balance, December 31, 2011	$1,354
- Additions	2,919
Balance, December 31, 2012	$4,273

Significant Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Significant Acquisitions [Abstract]
Schedule of Fair Value of Assets and Liabilities Acquired

Adjusted Purchase Price
Cash consideration to sellers	59,217
Fair Value of Assets and Liabilities Acquired
Cash and cash equivalents	6,090
Trade receivables	93,252
Prepayments and other current assets	1,886
Restricted cash	342
Inventories	6,552
Advances for vessels under construction	1,269
Vessels cost	22,180
Other fixed assets	2,296
Non-compete covenants	3,365
Trade payables	(22,337)
Short-term borrowings	(61,781)
Long- term debt	(7,445)
Accrued and other liabilities	(4,323)
Deferred tax liability	(2,584)
Non current liabilities	(60)
Total fair value of assets and liabilities acquired	38,702
Goodwill	20,515

Purchase Accounting Adjustments
Adjusted Purchase Price
Cash consideration to sellers	10,300
Acquisition costs	225
Adjusted purchase price	10,525

Transactions with Related Parties (Tables)	12 Months Ended
Dec. 31, 2012
Transactions with Related Parties [Abstract]
Transactions with Related Parties

	Due from related companies	Trade Payables to related companies	Other Payables to related companies	Sales of Marine Petroleum Products- related companies*	Cost of Marine Petroleum Products- related companies	Cost of voyage revenues	Voyage Revenues*
Aegean Oil	3,508	17,031	531	-	455,476	1,868	542
Aegean Shipping Management	4,713			7,133
General Maritime	1,757			30,628
Fairy Marine	62
Melco		401		4,631	2,640
Aegean V	4,367						8,141
Other	841		929				72
Total	15,248	17,432	1,460	42,392	458,116	1,868	8,755

	Due from related companies	Trade Payable to related companies	Other Payables to related companies	Sales of Marine Petroleum Products- related companies*	Cost of Marine Petroleum Products- related companies	Voyage Revenues*	Other Revenues*
Aegean Oil	849	28,547	221		404,988	588
Aegean Shipping Management	6,417		1,637	8,574
General Maritime	3,593			38,681
Fairy Marine	1,253
Aegean V	2,791					7,019
Other	1,225		273			101	154
Total	16,128	28,547	2,131	47,255	404,988	7,708	154

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventories [Abstract]
Schedule of Inventories

	December 31,
	2011	2012
Held for sale:
Marine Fuel Oil	146,770	141,590
Marine Gas Oil	53,635	33,965
	200,405	175,555
Held for consumption:
Marine fuel	2,355	4,145
Lubricants	1,063	972
Stores	31	24
Victuals	203	130
	3,652	5,271
Total	204,057	180,826

Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2012
Prepayments And Other Current Assets [Abstract]
Prepayments and Other Current Assets

	December 31,
	2011	2012
Prepaid insurance	745	652
VAT receivable	14,038	12,736
Receivables from storage facilities	2,459	1,304
Receivables from voyages	1,794	2,631
Other prepayments	12,537	14,809
Total	31,573	32,132

Advances for Vessels under Construction And Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Advances For Vessels Under Construction And Acquisitions [Abstract]
Vessels Delivered

Shipyard	Vessel Hull DN	Vessel Name	DWT	Date of Delivery	Contract Construction Price	Engineering Costs	Construction Cost
Fujian	DN-3800-14	ANAFI	4,584	04/06/2011	$9,590	$1,150	$10,740
	DN-3800-15	SIKINOS	4,595	08/11/2011	$9,590	$1,150	$10,740
Quingdao	QHS -226	TILOS	6,263	03/28/2011	$10,600	$1,600	$12,200
	QHS -227	HALKI	6,256	07/28/2011	$10,600	$1,600	$12,200
	QHS -228	SYMI	6,256	04/11/2012	$10,600	$1,600	$12,200
Erlenbacher	NB- 1166	MONTANA	4,319	05/26/2011	$4,084	$0	$4,084

Schedule of Advances for Vessels under Construction and Acquisitions

	Year Ended December 31,
	2011	2012
Balance at beginning of year	77,858	11,553
Advances for vessels under construction and related costs	20,078	2,302
Advances for second hand vessel acquisitions	453	-
Vessels delivered	(86,836)	(13,855)
Balance at end of year	11,553	-

Vessels (Tables)	12 Months Ended
Dec. 31, 2012
Vessels [Abstract]
Schedule of vessels

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2010	479,489	(54,168)	425,321
- Vessels acquired and delivered	86,836	-	86,836
- Vessels sold	(20,641)	4,087	(16,554)
- Depreciation for the year	-	(21,163)	(21,163)
Balance, December 31, 2011	545,684	(71,244)	474,440
- Vessels acquired and delivered	13,855	-	13,855
- Vessels sold	(27,418)	13,633	(13,785)
- Depreciation for the year	-	(21,484)	(21,484)
Balance, December 31, 2012	532,121	(79,095)	453,026

Vessel deliveries

Vessel Name	Date of operation	Year Built	Size (dwt)	Total cost capitalized
Kassos	01/11/2011	2010	6,256	13,498
Ios	03/02/2011	2010	4,620	12,158
Tilos	04/27/2011	2011	6,263	13,174
Anafi	05/10/2011	2011	4,584	11,798
Montana	05/26/2011	2011	4,319	10,320
Halki	10/01/2011	2011	6,256	13,435
Sikinos	11/09/2011	2011	4,595	12,000
Florida	11/15/2011	2011	1,533	453
				86,836
Vessel Name	Date of operation	Year Built	Size (dwt)	Total cost capitalized
Symi	05/23/2012	2012	6,256	13,855

Other Fixed Assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Fixed Assets [Abstract]
Other Fixed Assets

	Land	Buildings	Other	Total
Cost, December 31, 2010	9,036	3,459	2,392	14,887
- Additions	-	-	247	247
Cost, December 31, 2011	9,036	3,459	2,639	15,134
- Additions	-	-	844	844
-Disposals			(78)	(78)
Cost, December 31, 2012	9,036	3,459	3,405	15,900

Accumulated depreciation, December 31, 2010	-	280	1,096	1,376
- Depreciation expense	-	132	460	592
Accumulated depreciation, December 31, 2011	-	412	1,556	1,968
- Depreciation expense	-	38	580	618
-Disposals	-	-	(78)	(78)
Accumulated depreciation, December 31, 2012	-	450	2,058	2,508

Net book value, December 31, 2010	9,036	3,179	1,296	13,511
Net book value, December 31, 2011	9,036	3,047	1,083	13,166
Net book value, December 31, 2012	9,036	3,009	1,347	13,392

Deferred Charges (Tables)	12 Months Ended
Dec. 31, 2012
Deferred Charges [Abstract]
Schedule of Deferred Charges

	Drydocking	Financing Costs	Total
Balance, December 31, 2010	17,036	1,029	18,065
- Additions	8,935	1,319	10,254
- Disposals	(602)	-	(602)
- Amortization for the year	(7,112)	(1,003)	(8,115)
Balance, December 31, 2011	18,257	1,345	19,602
- Additions	6,293	390	6,683
- Disposals	(1,113)	-	(1,113)
- Amortization for the year	(7,573)	(1,037)	(8,610)
Balance, December 31, 2012	15,864	698	16,562

Goodwill and intangible assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and intangible assets [Abstract]
Goodwill
	Year Ended December 31,
	2011	2012
Balance at beginning of year	37,946	37,946
Balance at end of year	37,946	37,946

Concession Agreements

		Concession Agreements
		Concession Agreements	Non-compete covenant	Total

Cost	December 31, 2011	19,797	3,365	23,162
	December 31, 2012	19,797	3,365	23,162

Accumulated Amortization	December 31, 2011	(2,234)	(905)	(3,139)
	December 31, 2012	(3,222)	(1,422)	(4,644)

NBV	December 31, 2011	17,563	2,460	20,023
	December 31, 2012	16,575	1,943	18,518
	2013	988	517	1,505
	2014	988	517	1,505
Amortization Schedule	2015	988	517	1,505
	2016	988	392	1,380
	2017	988	-	988
	Thereafter	11,635	-	11,635

Short-term Borrowings (Tables)	12 Months Ended
Dec. 31, 2012
Short-term Borrowings [Abstract]
Short-term borrowings

Short-term borrowings:	December 31, 2011	December 31, 2012
Loan Facility:
(a) Revolving overdraft credit facility dated 06/29/2012	9,915	7,993
(b) Senior secured revolving credit facility dated 12/20/2012	-	50,000
(c) Trade credit facility dated 7/1/2012	102,915	92,126
(d) Revolving credit facility dated 11/16/2012	58,000	66,000
(e) Revolving credit facility dated 9/1/2012	51,500	47,528
(f) Revolving credit facility dated 5/10/2012	123,109	58,105
(g) Revolving credit facility amendment dated 11/15/2011	3,795	-
Total short-term borrowings	349,234	321,752

Long-term Debt (Tables)	12 Months Ended
Dec. 31, 2012
Long-term Debt [Abstract]
Long-term debt

		December 31,
		2011	2012
(a)	Serifos, Kithnos, Santorini, Paros, Naxos	27,340	24,940
(b)	Milos, Amorgos, Kimolos, Syros, Mykonos	22,620	19,820
(c)	Eton, Benmore and Ingram	22,473	20,985
(d)	Tasman and Santon	14,824	13,600
(e)	Kerkyra, Ithaki, Kefalonia, Paxoi, Zakynthos, Lefkas, Kythira	56,230	52,802
(f)	Andros, Dilos, Ios, Sifnos, Tinos	38,223	33,949
(g)	Kassos, Tilos, Halki, Symi	32,698	30,734
(h)	Aegean III, VIII, XII	8,500	6,326
(i)	Blatoma	2,455	2,175
(j)	Verbeke Bunkering	2,331	1,322
(k)	Seatra	6,988	6,631
(l)	Overdraft facility under senior secured credit facility dated 03/16/2009 (1)	123,000	118,250
	Total	357,682	331,534
	Less: Current portion	(21,428)	(144,042)
	Long-term portion	336,254	187,492

Principal payments
Amount
2013	144,042
2014	18,673
2015	18,368
2016	18,268
2017	132,183
331,534

Derivatives and fair value measurements (Tables)	12 Months Ended
Dec. 31, 2012
Derivatives and fair value measurements [Abstract]
Interest Rate Swap Information

			As of December 31, 2012
	Interest Rate Index	Principal Amount	Fair Value/Carrying Amount of Liability	Weighted-average remaining term	Fixed Interest Rate

U.S. Dollar-denominated Interest Rate Swap	Euribor	$6,631	$632	13.25	2.35%

Schedule Of Derivate Instruments Statements Of Financial Position Location

		As of December 31,
	Balance Sheet Location	2011	2012

Fuel pricing contracts	Derivative assets, current	1,219	-
	Derivative liabilities, current	-	3
Interest rate swaps	Derivative liabilities, non-current	385	632
	Total, net	834	635

Effect of Derivative Instruments on the Consolidated Statements of Operations

	Statements of Income	For the year ended December 31,
Income/ (loss)	Location	2010	2011	2012

Fuel pricing contracts	Cost of revenue - third-parties	-	375	(10,596)
Interest rate contracts	Interest and finance cost	-	(424)	(331)
Total		-	(49)	(10,927)

Fair value measurements

		Fair value measurements at December 31, 2012
Liabilities	Total	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest Rate Swap	632	-	632	-
Fuel pricing contracts	3	-	3	-

Total	635	-	635	-

		Fair value measurements at December 31, 2011
Assets/ (Liabilities)	Total	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Interest Rate Swap	(385)	-	(385)	-
Fuel pricing contracts (short)	1,219	-	1,219	-

Total	834	-	834	-

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Lease Commitments - Minimum annual payments
2013	14,262
2014	13,952
2015	13,953
2016	12,936
2017	12,709
Thereafter	162,331
Total minimum annual payments under all noncancelable operating leases	230,143

Revenues and Cost of Revenues (Tables)	12 Months Ended
Dec. 31, 2012
Revenues And Cost Of Revenues [Abstract]
Revenues and Cost of Revenues
	For the Year Ended December 31,
	2010	2011	2012

Sales of marine petroleum products	4,954,599	6,925,582	7,208,440
Voyage revenues	7,261	22,775	22,726
Other revenues	9,775	17,108	27,794
Revenues	4,971,635	6,965,465	7,258,960

Cost of marine petroleum products	4,736,066	6,668,622	6,939,636
Cost of voyage revenues	6,597	19,251	15,136
Cost of other revenues	1,690	1,294	1,539
Cost of Revenues	4,744,353	6,689,167	6,956,311

Selling and Distribution (Tables)	12 Months Ended
Dec. 31, 2012
Selling and Distribution [Abstract]
Selling And Distribution
	Year Ended December 31,
	2010	2011	2012

Salaries	51,223	63,247	65,584
Depreciation	18,774	17,994	18,896
Vessel hire charges	8,430	13,493	16,535
Amortization of dry-docking costs	5,805	7,112	7,046
Vessel operating expenses	36,663	39,198	38,214
Bunkers consumption	23,249	32,709	35,788
Storage costs	4,803	7,052	7,821
Broker commissions	3,524	4,053	5,032
Provision for doubtful accounts	(447)	61	2,919
Other	3,388	7,927	12,401
Selling and Distribution expenses	155,412	192,846	210,236

General and Administrative (Tables)	12 Months Ended
Dec. 31, 2012
General and Administrative [Abstract]
General and Administrative
	Year Ended December 31,
	2010	2011	2012

Salaries	14,400	14,957	13,401
Depreciation	548	592	580
Office Expenses	12,555	14,257	15,916
General and Administrative expenses	27,503	29,806	29,897

Interest and Finance Costs (Tables)	12 Months Ended
Dec. 31, 2012
Interest and Finance costs [Abstract]
Interest and Finance Costs
	Year Ended December 31,
	2010	2011	2012
Interest on long-term debt (Note 15)	9,011	9,386	8,933
Interest on short-term borrowings (Note 14)	3,639	10,921	13,141
Servicing fees on factoring (Note 4)	-	342	1,738
Amortization of financing fees (Note 12)	861	1,003	1,037
Bank commissions, commitment fees and other charges	4,416	7,097	8,582
Interest on lease payments (Note 22)	325	262	175
Capitalized interest (Note 8 and 9)	(901)	(1,147)	(2,414)
Total	17,351	27,864	31,192

Capital Leases (Tables)	12 Months Ended
Dec. 31, 2012
Capital Leases [Abstract]
Annual future minimum lease payments under capital lease
Amount
2013	1,267
2014	422
Total minimum lease payments	1,689
Less: imputed interest	(92)
Present value of minimum lease payments	1,597
Current portion of capitalized lease obligations	1,182
Long-term capitalized lease obligations	$415

Equity Incentive Plan (Tables)	12 Months Ended
Dec. 31, 2012
Equity Incentive Plan [Abstract]
Schedule of non-vested shares and weighted average grant date fair value

	Nonvested Stock	Weighted Average Grant Date Market Price
At December 31, 2010	466,710	25.52
Granted	487,450	7.26
Vested	(121,086)	20.02
At December 31, 2011	833,074	15.64
Granted	373,000	7.31
Vested	(194,087)	25.73
Forfeited	(16,835)	21.60
At December 31, 2012	995,152	10.44

Schedule of unrecognized compensation cost
Amount
2013	3,018
2014	1,330
2015	98
2016	3
4,449

Earnings per Common Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Common Share [Abstract]
Earnings Per Common Share
	Year Ended December 31,
	2010	2011	2012

Net and diluted income	$18,733	$10,228	$20,077

Less: Dividends declared and undistributed earnings allocated to unvested shares	(171)	(143)	(396)
Basic income available to common stockholders	$18,562	$10,085	$19,681

Basic weighted average number of common shares outstanding	46,295,973	45,979,761	45,473,360

Add: Dilutive effect of non-vested shares	149,526	-	-

Diluted weighted average number of common shares outstanding	46,445,499	45,979,761	45,473,360

Basic earnings per common share	$0.40	$0.22	$0.44
Diluted earnings per common share	$0.40	$0.22	$0.44

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
ABAS
Tax components
	Year Ended December 31,
	2010	2011	2012
Current tax expense	(90)	(187)	(75)
Deferred tax benefit/ (expense)	1,450	547	(241)
Income tax benefit/ (expense)	1,360	360	(316)

Effective tax rate Reconciliation	(40.33%)	(31.72%)	80.00%

Tax reconciliation
	Year Ended December 31,
	2010	2011	2012
Income tax benefit/ (expense) on result before tax at statutory rate	1,386	366	(114)
Effect of permanent differences	(26)	(6)	(202)
Total tax benefit/ (expense) Reconciliation	1,360	360	(316)

Deferred tax assets / liabilities
	Year Ended December 31,
	2010	2011	2012
Deferred tax assets:
Carryforward of notional interest deduction	35	55	54
Tax carryforward losses	1,725	2,252	2,223
Investment tax incentive	458	458	447
Total deferred taxes, net	2,218	2,765	2,524

Aegean NWE
Tax components
	Year Ended December 31,
	2010	2011	2012
Current tax expense	(1,805)	(5,177)	(3,370)
Deferred tax expense	(85)	(225)	(187)
Income tax expense	(1,890)	(5,402)	(3,557)

Effective tax rate Reconciliation	31.85%	34.69%	34.32%

Tax reconciliation
	Year Ended December 31,
	2010	2011	2012
Income tax on profit before tax at statutory rate	(1,902)	(5,090)	(3,472)
Effect of permanent differences	12	(312)	(85)
Total tax expense Reconciliation	(1,890)	(5,402)	(3,577)

Deferred tax assets / liabilities
	Year Ended December 31,
	2010	2011	2012
Deferred tax assets:
Tax carry forward losses	-	48	-
Total deferred tax assets, net	-	48	-

Deferred tax liabilities:
Revaluation of Aegean NWE fixed assets	2,669	2,906	3,045
Total deferred tax liabilities, net	2,669	2,906	3,045

ICS
Tax components
	Year Ended December 31,
	2010	2011	2012
Current tax expense	(1,631)	(356)	(249)
Deferred tax expense	-	-	-
Income tax provision	(1,631)	(356)	(249)

Effective tax rate Reconciliation	16.68%	11.26%	11.28%

Tax reconciliation
	Year Ended December 31,
	2010	2011	2012
Income tax on profit before tax at statutory rate	(2,631)	(884)	(616)
Effect of permanent differences	1,000	528	367
Total tax expense Reconciliation	(1,631)	(356)	(249)

Basis of Presentation - Service Center Vessels (Table) (Details)	12 Months Ended
Dec. 31, 2012
Aegean Flower
Vessel details
Year Built	2001
Size (dwt)	6,523
Date Acquired	Jan 5, 2004
Sara
Vessel details
Year Built	1990
Size (dwt)	7,389
Date Acquired	Oct 9, 2007
PT36
Vessel details
Year Built	1980
Size (dwt)	3,730
Date Acquired	Jul 1, 2008
Colorado
Vessel details
Year Built	2004
Size (dwt)	5,088
Date Acquired	Apr 1, 2010
Vigo
Vessel details
Year Built	1971
Size (dwt)	1,319
Date Acquired	Apr 1, 2010
Elbe
Vessel details
Year Built	1962
Size (dwt)	542
Date Acquired	Apr 1, 2010
Ellen
Vessel details
Year Built	1971
Size (dwt)	1,439
Date Acquired	Apr 1, 2010
Blender
Vessel details
Year Built	1963
Size (dwt)	736
Date Acquired	Apr 1, 2010
Willem SR
Vessel details
Year Built	2006
Size (dwt)	3,180
Date Acquired	Apr 1, 2010
Steidamm
Vessel details
Year Built	1972
Size (dwt)	1,634
Date Acquired	Apr 1, 2010
Tapuit
Vessel details
Year Built	1971
Size (dwt)	2,500
Date Acquired	Apr 1, 2010
Texas
Vessel details
Year Built	2003
Size (dwt)	4,165
Date Acquired	Apr 1, 2010
Montana
Vessel details
Year Built	2011
Size (dwt)	4,319
Date Acquired	May 26, 2011
Florida
Vessel details
Year Built	2011
Size (dwt)	1,533
Date Acquired	Nov 15, 2011

Basis of Presentation - Operating Vessels (Table) (Details)	12 Months Ended
Dec. 31, 2012
Aegean Tulip
Vessel details
Year Built	1993
Size (dwt)	4,853
Date Acquired	May 20, 2004
Aegean X
Vessel details
Year Built	1982
Size (dwt)	6,400
Date Acquired	Aug 31, 2004
Aegean XI
Vessel details
Year Built	1984
Size (dwt)	11,050
Date Acquired	May 3, 2006
Aegean Princess
Vessel details
Year Built	1991
Size (dwt)	7,030
Date Acquired	May 25, 2007
Milos
Vessel details
Year Built	2007
Size (dwt)	4,626
Date Acquired	Jun 29, 2007
Serifos
Vessel details
Year Built	2007
Size (dwt)	4,664
Date Acquired	Nov 20, 2007
Leader
Vessel details
Year Built	1985
Size (dwt)	83,890
Date Acquired	Sep 21, 2007
Kithnos
Vessel details
Year Built	2007
Size (dwt)	4,626
Date Acquired	Nov 30, 2007
Mykonos
Vessel details
Year Built	2008
Size (dwt)	4,626
Date Acquired	Jun 25, 2008
PT25
Vessel details
Year Built	1988
Size (dwt)	2,560
Date Acquired	Jul 1, 2008
Santorini
Vessel details
Year Built	2008
Size (dwt)	4,629
Date Acquired	Sep 26, 2008
Patmos
Vessel details
Year Built	2008
Size (dwt)	6,262
Date Acquired	Nov 18, 2008
Paros
Vessel details
Year Built	2008
Size (dwt)	4,629
Date Acquired	Nov 25, 2008
Kimolos
Vessel details
Year Built	2008
Size (dwt)	4,664
Date Acquired	Mar 4, 2008
Syros
Vessel details
Year Built	2008
Size (dwt)	4,596
Date Acquired	Apr 21, 2008
Aegean Champion
Vessel details
Year Built	1991
Size (dwt)	23,400
Date Acquired	Apr 30, 2009
Kerkyra
Vessel details
Year Built	2009
Size (dwt)	6,290
Date Acquired	Jul 29, 2009
Kalymnos
Vessel details
Year Built	2009
Size (dwt)	6,283
Date Acquired	Feb 20, 2009
Paxoi
Vessel details
Year Built	2009
Size (dwt)	6,310
Date Acquired	Nov 20, 2009
Ithaki
Vessel details
Year Built	2009
Size (dwt)	6,272
Date Acquired	Sep 1, 2009
Naxos
Vessel details
Year Built	2009
Size (dwt)	4,626
Date Acquired	Jan 7, 2009
Kefalonia
Vessel details
Year Built	2009
Size (dwt)	6,272
Date Acquired	Oct 15, 2009
PT22
Vessel details
Year Built	2001
Size (dwt)	2,315
Date Acquired	May 29, 2009
Lefkas
Vessel details
Year Built	2010
Size (dwt)	6,321
Date Acquired	Mar 16, 2010
Andros
Vessel details
Year Built	2010
Size (dwt)	4,605
Date Acquired	Feb 5, 2010
Zakynthos
Vessel details
Year Built	2010
Size (dwt)	6,303
Date Acquired	Jan 20, 2010
Aeolos
Vessel details
Year Built	1990
Size (dwt)	84,040
Date Acquired	May 7, 2010
Kythira
Vessel details
Year Built	2010
Size (dwt)	6,314
Date Acquired	Apr 30, 2010
Dilos
Vessel details
Year Built	2010
Size (dwt)	4,593
Date Acquired	May 5, 2010
Nisyros
Vessel details
Year Built	2010
Size (dwt)	6,312
Date Acquired	Jun 1, 2010
Leros
Vessel details
Year Built	2010
Size (dwt)	6,311
Date Acquired	Sep 3, 2010
Kassos
Vessel details
Year Built	2010
Size (dwt)	6,256
Date Acquired	Oct 29, 2010
Tilos
Vessel details
Year Built	2011
Size (dwt)	6,263
Date Acquired	Mar 28, 2011
Anafi
Vessel details
Year Built	2011
Size (dwt)	4,584
Date Acquired	Apr 6, 2011
Halki
Vessel details
Year Built	2011
Size (dwt)	6,256
Date Acquired	Jul 28, 2011
Sikinos
Vessel details
Year Built	2011
Size (dwt)	4,595
Date Acquired	Aug 11, 2011
Symi
Vessel details
Year Built	2012
Size (dwt)	6,256
Date Acquired	Apr 11, 2012

Basis of Presentation - Operating Vessels In Greece (Table) (Details)	12 Months Ended
Dec. 31, 2012
Aegean Tiffany
Vessel details
Year Built	2004
Size (dwt)	2,747
Date Acquired	Jul 7, 2004
Aegean Breeze I
Vessel details
Year Built	2004
Size (dwt)	2,747
Date Acquired	Jul 7, 2004
Aegean Rose
Vessel details
Year Built	1988
Size (dwt)	4,935
Date Acquired	Jan 21, 2003
Aegean Daisy
Vessel details
Year Built	1988
Size (dwt)	4,935
Date Acquired	Jan 21, 2003
Aegean III
Vessel details
Year Built	1990
Size (dwt)	2,973
Date Acquired	Jul 8, 2008
Aegean VIII
Vessel details
Year Built	1989
Size (dwt)	2,973
Date Acquired	Jul 8, 2008
Aegean XII
Vessel details
Year Built	1979
Size (dwt)	3,680
Date Acquired	Jul 8, 2008
Aegean Ace
Vessel details
Year Built	1992
Size (dwt)	1,615
Date Acquired	Mar 23, 2009
Aegean Orion
Vessel details
Year Built	1991
Size (dwt)	550
Date Acquired	Sep 7, 2009
Mediterranean
Vessel details
Year Built	1982
Size (dwt)	19,894
Date Acquired	Feb 28, 2010
Amorgos
Vessel details
Year Built	2007
Size (dwt)	4,627
Date Acquired	Dec 21, 2007
Karpathos
Vessel details
Year Built	2010
Size (dwt)	6,247
Date Acquired	Jul 12, 2010
Ios
Vessel details
Year Built	2010
Size (dwt)	4,620
Date Acquired	Sep 8, 2010

Basis of Presentation (Details)	0 Months Ended	1 Months Ended
	Dec. 08, 2006	Jan. 27, 2010	Dec. 31, 2012 Panama Service Center	Dec. 31, 2012 Seatra	Dec. 31, 2012 All other subsidiaries
Number of common shares issued in initial public offering	14,375,000	4,491,900
Ownership percentage in subsidiary			55.50%	50.00%	100.00%

Significant Accounting Policies (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts Receivable Net Current [Abstract]
Balance, at beginning of period	$ 1,354	$ 1,293
Additions	2,919	61	(458)
Balance, at end of period	$ 4,273	$ 1,354	$ 1,293

Significant Accounting Policies (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Ocean- going bunkering tankers	Dec. 31, 2012 Ocean- going non-bunkering tankers	Dec. 31, 2012 Floating storage facilities	Dec. 31, 2012 In-land waterway bunkering tankers
Property Plant And Equipment [Line Items]
Accounts receivable before allowances for bad debts	$ 477,738	$ 526,450
Allowances for bad debts	$ 3,503	$ 1,354
Estimated useful life			30 years	25 years	30 years	45 years

Significant Acquisitions - Aegean NWE Business (Table) (Details) (Aegean NWE Business, USD $) In Thousands, unless otherwise specified	Apr. 01, 2010
Aegean NWE Business
Adjusted Purchase Price
Cash consideration to sellers	$ 59,217
Fair Value of Assets and Liabilities Acquired
Cash and cash equivalents	6,090
Trade receivables	93,252
Prepayments and other current assets	1,886
Restricted cash	342
Inventories	6,552
Advances for vessels under construction	1,269
Vessels cost	22,180
Other fixed assets	2,296
Non-compete covenants	3,365
Trade payables	(22,337)
Short-term borrowings	(61,781)
Long- term debt	(7,445)
Accrued and other liabilities	(4,323)
Deferred tax liability	(2,584)
Non current liabilities	(60)
Total fair value of assets and liabilites acquired	$ 38,702

Significant Acquisitions - Las Palmas Business (Table) (Details) (Las Palmas Business, USD $) In Thousands, unless otherwise specified	Jul. 01, 2010
Las Palmas Business
Business Acquisition [Line Items]
Cash consideration to sellers	$ 10,300
Acquisition costs	225
Adjusted purchase price	$ 10,525

Significant Acquisitions (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended				12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 01, 2010 Aegean NWE Business	Dec. 31, 2012 Las Palmas Business	Dec. 31, 2011 Las Palmas Business
Business Acquisition [Line Items]
Reduction in value of vessels acquired				$ 298
Increase in liabilities acquired				200
Amortization expense	$ 1,505	$ 1,461	$ 1,001		$ 601	$ 601

Trade Accounts Receivables Factoring Agreement (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Accounts Notes And Loans Receivable [Line Items]
Trade receivables	$ 48,278	$ (84,843)	$ (70,342)
Servicing fees	1,738	342	0
Factoring Agreement
Accounts Notes And Loans Receivable [Line Items]
Trade receivables	761,194
Servicing fees	$ 1,738

Transactions with Related Parties (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Due from related companies	$ 15,248	$ 16,128
Trade Payables to related companies	17,432	28,547
Other Payables to related companies	1,460	2,131
Sales of Marine Petroleum Products	7,208,440	6,925,582	4,954,599
Cost of Marine Petroleum Products	6,939,636	6,668,622	4,736,066
Cost of voyage revenues	15,136	19,251	6,597
Voyage Revenues	22,726	22,775	7,261
Other Revenues	27,794	17,108	9,775
Aegean Oil
Related Party Transaction [Line Items]
Due from related companies	3,508	849
Trade Payables to related companies	17,031	28,547
Other Payables to related companies	531	221
Sales of Marine Petroleum Products	0	0	3,688
Cost of Marine Petroleum Products	455,476	404,988	303,620
Cost of voyage revenues	1,868
Voyage Revenues	542	588
Aegean Shipping Management
Related Party Transaction [Line Items]
Due from related companies	4,713	6,417
Other Payables to related companies		1,637
Sales of Marine Petroleum Products	7,133	8,574	7,619
General Maritime
Related Party Transaction [Line Items]
Due from related companies	1,757	3,593
Sales of Marine Petroleum Products	30,628	38,681	30,030
Fairy Marine
Related Party Transaction [Line Items]
Due from related companies	62	1,253
Melco
Related Party Transaction [Line Items]
Trade Payables to related companies	401
Sales of Marine Petroleum Products	4,631
Cost of Marine Petroleum Products	2,640
Aegean V
Related Party Transaction [Line Items]
Due from related companies	4,367	2,791
Voyage Revenues	8,141	7,019
Other
Related Party Transaction [Line Items]
Due from related companies	841	1,225
Other Payables to related companies	929	273
Voyage Revenues	72	101
Other Revenues		154
Total
Related Party Transaction [Line Items]
Due from related companies	15,248	16,128
Trade Payables to related companies	17,432	28,547
Other Payables to related companies	1,460	2,131
Sales of Marine Petroleum Products	42,392	47,255
Cost of Marine Petroleum Products	458,116	404,988
Cost of voyage revenues	1,868
Voyage Revenues	8,755	7,708
Other Revenues		$ 154

Transactions with Related Parties (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended							120 Months Ended	33 Months Ended	12 Months Ended			2 Months Ended	12 Months Ended			11 Months Ended			12 Months Ended					12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Aegean Oil S.A.	Dec. 31, 2011 Aegean Oil S.A.	Dec. 31, 2010 Aegean Oil S.A.	Dec. 31, 2009 Aegean Oil S.A.	Apr. 01, 2015 Aegean Oil S.A.	Dec. 31, 2012 Aegean Oil S.A. Mediterranean Vessel	Dec. 31, 2012 Aegean Shipping Management S.A.	Dec. 31, 2011 Aegean Shipping Management S.A.	Dec. 31, 2010 Aegean Shipping Management S.A.	Feb. 25, 2010 Aegean Shipping Management S.A. Mediterranean Vessel	Dec. 31, 2012 General Maritime Corporation	Dec. 31, 2011 General Maritime Corporation	Dec. 31, 2010 General Maritime Corporation	Dec. 18, 2009 Fairy Marine Ltd	Dec. 31, 2012 Fairy Marine Ltd	Dec. 31, 2011 Fairy Marine Ltd	Dec. 31, 2012 Aegean V	Dec. 31, 2011 Aegean V	Dec. 31, 2012 Melco S.A.	Dec. 31, 2012 Other related companies affiliated with the Chairman of the Board	Dec. 31, 2011 Other related companies affiliated with the Chairman of the Board	Dec. 31, 2012 Other related companies affiliated with founder or his relatives	Dec. 31, 2011 Other related companies affiliated with founder or his relatives	Dec. 31, 2010 Other related companies affiliated with founder or his relatives
Related Party Transaction [Line Items]
Number of service stations				560
Payment period								30 calendar days
Penalty on late payment								10.00%
Termination notice								12 months
Cost of marine petroleum products	$ 6,939,636	$ 6,668,622	$ 4,736,066	$ 455,476	$ 404,988	$ 303,620																$ 2,640
Sales of marine petroleum products	7,208,440	6,925,582	4,954,599	0	0	3,688				7,133	8,574	7,619		30,628	38,681	30,030						4,631
Trade payables to related companies	17,432	28,547		17,031	28,547																	401
Monthly fee for bunkering services per vessel							25
Bunkering services fees						1,000
Daily bareboat charter rate per vessel						0.5											0.2
Monthly management rate																	6
Daily time charter fee																	3.5
Bareboat charter revenue						627
Monthly management ISM code services revenue per vessel						10
Management services revenue related to ISM code						336
Due from related companies	15,248	16,128		3,508	849					4,713	6,417			1,757	3,593			62	1,253	4,367	2,791		329	281	512	944
Voyage revenues	22,726	22,775	7,261	542	588															8,141	7,019				72	255	0
Other payables to related companies	1,460	2,131		531	221						1,637														929	273
Vessel purchase price													17,000
Other revenues	27,794	17,108	9,775
Storage facility monthly hire rate									$ 35,000

Inventories (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Held for sale	$ 175,555	$ 200,405
Held for consumption	5,271	3,652
Total	180,826	204,057
Marine Fuel Oil
Held for sale	141,590	146,770
Held for consumption	4,145	2,355
Marine Gas Oil
Held for sale	33,965	53,635
Lubricants
Held for consumption	972	1,063
Stores
Held for consumption	24	31
Victuals
Held for consumption	$ 130	$ 203

Prepayments and Other Current Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Prepayments And Other Current Assets [Abstract]
Prepaid insurance	$ 652	$ 745
VAT receivable	12,736	14,038
Receivables from storage facilities	1,304	2,459
Receivables from voyages	2,631	1,794
Other prepayments	14,809	12,537
Total	$ 32,132	$ 31,573

Advances for Vessels under Construction and Acquisitions - Vessels Delivered (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
ANAFI (Fujian Shipyard)
Vessel details
DWT	4,584
Date of Delivery	Apr 6, 2011
Contract Construction Price		$ 9,590
Engineering Costs		1,150
Construction Cost		10,740
SIKINOS (Fujian Shipyard)
Vessel details
DWT	4,595
Date of Delivery	Aug 11, 2011
Contract Construction Price		9,590
Engineering Costs		1,150
Construction Cost		10,740
TILOS (Quingdao Shipyard)
Vessel details
DWT	6,263
Date of Delivery	Mar 28, 2011
Contract Construction Price		10,600
Engineering Costs		1,600
Construction Cost		12,200
HALKI (Quingdao Shipyard)
Vessel details
DWT	6,256
Date of Delivery	Jul 28, 2011
Contract Construction Price		10,600
Engineering Costs		1,600
Construction Cost		12,200
SYMI (Quingdao Shipyard)
Vessel details
DWT	6,256
Date of Delivery	Apr 11, 2012
Contract Construction Price	10,600
Engineering Costs	1,600
Construction Cost	12,200
MONTANA (Erlenbacher Shipyard)
Vessel details
DWT	4,319
Date of Delivery	May 26, 2011
Contract Construction Price		4,084
Engineering Costs		0
Construction Cost		$ 4,084

Advances for Vessels under Construction and Acquisitions (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Advances For Vessels Under Construction And Acquisitions [Abstract]
Balance at beginning of year	$ 11,553	$ 77,858
Advances for vessels under construction and related costs	2,302	20,078
Advances for second hand vessel acquisitions	0	453
Vessels delivered	(13,855)	(86,836)
Balance at end of year	$ 0	$ 11,553

Advances for Vessels under Construction and Acquisitions (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment [Line Items]
Total interest capitalized	$ 2,414	$ 1,147	$ 901
Vessels under construction
Property Plant And Equipment [Line Items]
Total interest capitalized	$ 58	$ 274	$ 901

Advances for Other Fixed Assets under Construction (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended					12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Fujairah Inland Storage Facility	Jul. 02, 2010 Fujairah Inland Storage Facility	Dec. 31, 2012 Las Palmas Inland Storage Facility	Dec. 31, 2012 Panama Inland Storage Facility	Aug. 11, 2011 Panama Inland Storage Facility	Dec. 31, 2012 Other fixed assets	Dec. 31, 2011 Other fixed assets	Dec. 31, 2010 Other fixed assets
Duration of lease agreement					25 years			20 years
Total estimated cost					$ 110,000
Advances for other fixed assets under construction	103,112	40,746		99,625
Contractual obligation due in next twelve months				10,000
Leased improvement costs capitalized						2,360	1,127
Total interest capitalized	$ 2,414	$ 1,147	$ 901						$ 2,356	$ 787	$ 0

Vessels - Balance Sheet Analysis (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment [Line Items]
Vessel Cost - Balance at beginning of period	$ 545,684
Accumulated Depreciation - Balance at beginning of period	(71,244)
Net Book Value - Balance at beginning of period	474,440
Vessels acquired and delivered	13,855	86,836
Depreciation for the year	(22,102)	(21,755)	(21,092)
Vessel Cost - Balance at end of period	532,121	545,684
Accumulated Depreciation - Balance at end of period	(79,095)	(71,244)
Net Book Value - Balance at end of period	453,026	474,440
Vessel Cost
Property Plant And Equipment [Line Items]
Vessel Cost - Balance at beginning of period	545,684	479,489
Vessels acquired and delivered	13,855	86,836
Vessels sold	(27,418)	(20,641)
Vessel Cost - Balance at end of period	532,121	545,684
Accumulated Depreciation
Property Plant And Equipment [Line Items]
Accumulated Depreciation - Balance at beginning of period	(71,244)	(54,168)
Vessels sold	13,633	4,087
Depreciation for the year	(21,484)	(21,163)
Accumulated Depreciation - Balance at end of period	(79,095)	(71,244)
Net Book Value
Property Plant And Equipment [Line Items]
Net Book Value - Balance at beginning of period	474,440	425,321
Vessels acquired and delivered	13,855	86,836
Vessels sold	(13,785)	(16,554)
Depreciation for the year	(21,484)	(21,163)
Net Book Value - Balance at end of period	$ 453,026	$ 474,440

Vessels - Vessel Deliveries (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Vessel details
Total cost capitalized	$ 532,121	$ 545,684
Kassos
Vessel details
Date of operation	Jan 11, 2011
Year Built	2010
Size (dwt)	6,256
Total cost capitalized		13,498
Ios
Vessel details
Date of operation	Mar 2, 2011
Year Built	2010
Size (dwt)	4,620
Total cost capitalized		12,158
Tilos
Vessel details
Date of operation	Apr 27, 2011
Year Built	2011
Size (dwt)	6,263
Total cost capitalized		13,174
Anafi
Vessel details
Date of operation	May 10, 2011
Year Built	2011
Size (dwt)	4,584
Total cost capitalized		11,798
Montana
Vessel details
Date of operation	May 26, 2011
Year Built	2011
Size (dwt)	4,319
Total cost capitalized		10,320
Halki
Vessel details
Date of operation	Oct 1, 2011
Year Built	2011
Size (dwt)	6,256
Total cost capitalized		13,435
Sikinos
Vessel details
Date of operation	Nov 9, 2011
Year Built	2011
Size (dwt)	4,595
Total cost capitalized		12,000
Florida
Vessel details
Date of operation	Nov 15, 2011
Year Built	2011
Size (dwt)	1,533
Total cost capitalized		453
Symi
Vessel details
Date of operation	May 23, 2012
Year Built	2012
Size (dwt)	6,256
Total cost capitalized	13,855
Vessels delivered within the year
Vessel details
Total cost capitalized		$ 86,836

Vessels (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			3 Months Ended		6 Months Ended	10 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 10, 2012 Vera Vessel	Apr. 19, 2012 Fos Floating Storage Facility	Jun. 14, 2012 Hope Vessel	Oct. 23, 2012 Aegean Star
Property Plant And Equipment [Line Items]
Aggregate sale price	$ 8,932	$ 8,474	$ 2,920	$ 605	$ 5,103	$ 1,442	$ 1,782
Gain/ (Loss) on sale of vessel	(5,966)	(8,682)	(1,540)	(697)	(4,030)	509	(1,748)
Vessel's carrying value	453,026	474,440		952	8,762	541	3,530
Unamortized dry-docking costs	1,113	602		350	371	392
Capitalized expenses	$ 59,339	$ 58,334

Other Fixed Assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment [Line Items]
Depreciation expense	$ 22,102	$ 21,755	$ 21,092
Net book value at beginning of period	13,166
Net book value at end of period	13,392	13,166
Land
Property Plant And Equipment [Line Items]
Cost at beginning of period	9,036	9,036
Additions	0	0
Cost at end of period	9,036	9,036
Accumulated depreciation at beginning of period	0	0
Depreciation expense	0	0
Disposals	0
Accumulated depreciation at end of period	0	0
Net book value at beginning of period	9,036	9,036
Net book value at end of period	9,036	9,036
Buildings
Property Plant And Equipment [Line Items]
Cost at beginning of period	3,459	3,459
Additions	0	0
Cost at end of period	3,459	3,459
Accumulated depreciation at beginning of period	412	280
Depreciation expense	38	132
Disposals	0
Accumulated depreciation at end of period	450	412
Net book value at beginning of period	3,047	3,179
Net book value at end of period	3,009	3,047
Other
Property Plant And Equipment [Line Items]
Cost at beginning of period	2,639	2,392
Additions	844	247
Disposals	(78)
Cost at end of period	3,405	2,639
Accumulated depreciation at beginning of period	1,556	1,096
Depreciation expense	580	460
Disposals	(78)
Accumulated depreciation at end of period	2,058	1,556
Net book value at beginning of period	1,083	1,296
Net book value at end of period	1,347	1,083
Total
Property Plant And Equipment [Line Items]
Cost at beginning of period	15,134	14,887
Additions	844	247
Disposals	(78)
Cost at end of period	15,900	15,134
Accumulated depreciation at beginning of period	1,968	1,376
Depreciation expense	618	592
Disposals	(78)
Accumulated depreciation at end of period	2,508	1,968
Net book value at beginning of period	13,166	13,511
Net book value at end of period	$ 13,392	$ 13,166

Deferred Charges (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Balance at beginning of period	$ 19,602	$ 18,065
Additions	6,683	10,254
Disposals	(1,113)	(602)
Amortization for the year	(8,610)	(8,115)
Balance at end of period	16,562	19,602
Drydocking
Balance at beginning of period	18,257	17,036
Additions	6,293	8,935
Disposals	(1,113)	(602)
Amortization for the year	(7,573)	(7,112)
Balance at end of period	15,864	18,257
Financing Costs
Balance at beginning of period	1,345	1,029
Additions	390	1,319
Disposals	0	0
Amortization for the year	(1,037)	(1,003)
Balance at end of period	$ 698	$ 1,345

Goodwill and intangible assets - Goodwill (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Goodwill and intangible assets [Abstract]
Balance at beginning of year	$ 37,946	$ 37,946
Balance at end of year	$ 37,946	$ 37,946

Goodwill and intangible assets (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite Lived Intangible Assets [Line Items]
Cost	$ 23,162	$ 23,162
Accumulated Amortization	(4,644)	(3,139)
NBV	18,518	20,023
Amortization Schedule
2013	1,505
2014	1,505
2015	1,505
2016	1,380
2017	988
Thereafter	11,635
Concession Agreements
Finite Lived Intangible Assets [Line Items]
Cost	19,797	19,797
Accumulated Amortization	(3,222)	(2,234)
NBV	16,575	17,563
Amortization Schedule
2013	988
2014	988
2015	988
2016	988
2017	988
Thereafter	11,635
Non-compete covenant
Finite Lived Intangible Assets [Line Items]
Cost	3,365	3,365
Accumulated Amortization	(1,422)	(905)
NBV	1,943	2,460
Amortization Schedule
2013	517
2014	517
2015	517
2016	392
2017	0
Thereafter	$ 0

Goodwill and intangible assets (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Finite Lived Intangible Assets [Line Items]
WACC taken into account for impairment calculations	7.00%
Weighted-average amortization period	15 years 8 months 12 days
Amortization method	straight line basis
Goodwill impairment loss	$ 0
Non-compete covenant
Finite Lived Intangible Assets [Line Items]
Weighted-average amortization period	3 years 9 months 18 days
Concession Agreements
Finite Lived Intangible Assets [Line Items]
Weighted-average amortization period	17 years 1 month 6 days

Short-term Borrowings (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short Term Debt [Line Items]
Short-term borrowings	$ 321,752	$ 349,234
(a) Revolving overdraft credit facility dated 06/29/2012
Short Term Debt [Line Items]
Short-term borrowings	7,993	9,915
(b) Senior secured revolving credit facility dated 12/20/2012
Short Term Debt [Line Items]
Short-term borrowings	50,000	0
(c) Trade credit facility dated 7/1/2012
Short Term Debt [Line Items]
Short-term borrowings	92,126	102,915
(d) Revolving credit facility dated 11/16/2012
Short Term Debt [Line Items]
Short-term borrowings	66,000	58,000
(e) Revolving credit facility dated 9/1/2012
Short Term Debt [Line Items]
Short-term borrowings	47,528	51,500
(f) Revolving credit facility dated 5/10/2012
Short Term Debt [Line Items]
Short-term borrowings	58,105	123,109
(g) Revolving credit facility amendment dated 11/15/2011
Short Term Debt [Line Items]
Short-term borrowings	$ 0	$ 3,795

Short-term Borrowings - Credit Facilities Description (Details) (USD $) In Thousands, unless otherwise specified	10 Months Ended	15 Months Ended	4 Months Ended	22 Months Ended		1 Months Ended	19 Months Ended	16 Months Ended		12 Months Ended	6 Months Ended
	Apr. 30, 2013 Revolving overdraft credit facility dated 06/29/2012	Jun. 29, 2012 Revolving overdraft credit facility dated 06/29/2012	Apr. 30, 2013 Senior secured revolving credit facility dated 12/20/2012	Dec. 20, 2012 Senior secured revolving credit facility dated 12/20/2012	Mar. 31, 2013 Trade credit facility dated 7/1/2012	Dec. 31, 2012 Revolving credit facility dated 11/16/2012	Nov. 16, 2012 Revolving credit facility dated 11/16/2012	Dec. 31, 2012 Revolving credit facility dated 9/1/2012	Dec. 31, 2012 Revolving credit facility dated 9/1/2012	May 10, 2013 Revolving credit facility dated 5/10/2012	May 15, 2012 Revolving credit facility amendment dated 11/15/2011
Short Term Debt [Line Items]
Maximum borrowing capacity	$ 8,000	$ 10,000	$ 50,000	$ 50,000	$ 220,000	$ 80,000	$ 70,000	$ 70,000	$ 500,000	$ 200,000	$ 20,000
Loan reference interest rate	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	LIBOR	Cost of funds
Loan interest rate margin	6.0%	5.5%	4.0%	3.50%	2.50%	2.00% for drawdowns and 2.50% on the overdrafts	2.00% for drawdowns and 2.50% on the overdrafts	2.50% for drawdowns and 2.00% on the overdrafts	2.50% for drawdowns and 2.00% on the overdrafts	2.4%	5.0%

Short-term Borrowings - Covenants And Amendments (Details)	12 Months Ended
Dec. 31, 2012
Short Term Debt [Line Items]
Covenant compliance	At December 31, 2012 the Company was not in compliance with: (a) the current ratio covenant contained in two of its short-term borrowings, one of which is uncommitted, (required to maintain a minimum of 1.10-to-one and maintained 1.07-to-one) under which a total of $150,231 was outstanding as of that date, (b) the working capital covenant contained in one of its uncommitted short-term borrowings (required to maintain a minimum of $75,000 and maintained $51,853) under which a total of $58,105 was outstanding as of that date and (c) the solvency ratio covenant, calculated on the statutory financial statements of the Company's subsidiary Aegean NWE, contained in one of its uncommitted short-term borrowings (required to maintain a minimum of 20.0% and maintained 19.8%) under which a total of $66,000 was outstanding as of that date. Subsequent to December 31, 2012, the Company obtained waivers for these covenant breaches. Management has the intention and the ability to cure these breaches in the event that the Company is still not in compliance with these covenants upon the expiry of the existing waivers during 2013, and has not renegotiated the waivers.
Revolving overdraft credit facility dated 06/29/2012
Short Term Debt [Line Items]
Covenant terms	Requires us to maintain a minimum security value of 125%. Furthermore, the credit facility contains financial covenants requiring the Company to ensure that (i) adjusted consolidated book net worth, as defined, not be less than $175,000, (ii) consolidated leverage ratio, as defined, not to exceed 0.75-to-one, and (iii) consolidated liquid funds (total cash and cash equivalents and the undrawn amount of any committed overdraft facilities available to the Company) ("liquid funds"), as defined, not be less than $25,000.
Senior secured revolving credit facility dated 12/20/2012
Short Term Debt [Line Items]
Covenant terms	The credit facility contains certain covenants and undertakings that require, among other things, that the Company maintain its listing on the New York Stock Exchange, the net equity base will not be less than $175,000, the interest coverage ratio will not be less than 1.3-to-one; the total liabilities to total assets will not exceed 75% and the Company maintain additional free liquidity of $30,000 at the end of each calendar month and an average minimum daily free liquidity of $15,000.
Trade credit facility dated 7/1/2012
Short Term Debt [Line Items]
Covenant terms	The facility contains financial covenants requiring, among other things, that AMP's minimum total net equity is at least $80,000 and has minimum cash collateral of $5,000 at all times; the Company maintains its listing on the New York Stock Exchange; has total net equity not less than $250,000; and has a minimum current ratio of 1.15 with a minimum working capital of $50,000.
Amendments	On July 2012, the Company renewed the trade credit facility, reducing the minimum ratio to 1.10 until March 31, 2013. After that date, the minimum current ratio shall be 1.15. All other terms apply.
Revolving credit facility dated 11/16/2012
Short Term Debt [Line Items]
Covenant terms	The facility is collateralized by the Company and drawdowns on the facilities are limited to a maximum of 90% of the accounts receivable accepted by the bank and credit-insured.
Revolving credit facility dated 9/1/2012
Short Term Debt [Line Items]
Covenant terms	The facilities are collateralized by the Company and drawdowns on the facilities are limited to a maximum of 90% of the accounts receivable accepted by the banks and credit-insured, equally shared between the Belgian banks.
Revolving credit facility dated 5/10/2012
Short Term Debt [Line Items]
Covenant terms	The financial covenants are that the Company shall ensure at all times that working capital is not less than $75,000, the liable capital of the Company, which is defined as its capital, revenue reserves, minority interests and subordinated debt less its intangible assets and any loans of to related companies, is not less than $375,000 and that its current ratio is not less than 1.10 until March 31, 2013. After that date, the current ratio shall not be less than 1.15.
Revolving credit facility amendment dated 11/15/2011
Short Term Debt [Line Items]
Covenant terms	The funds are provided solely to facilitate the further advancement of the construction of the terminal and disbursements are made against invoices provided by the various contractors involved in the construction of the terminal.

Short-term Borrowings - Other Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Short-term Borrowings [Abstract]
Interest on short-term borrowings	$ 13,141	$ 10,921	$ 3,639
Weighted average interest rate (including the margin)	3.24%	3.29%
Available undrawn amount under short-term agreements	192,144
Unused borrowing capacity commitment fees	$ 356

Long-term Debt - Borrowers (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term debt	$ 331,534	$ 357,682
Less: Current portion	(144,042)	(21,428)
Long-term portion	187,492	336,254
Serifos, Kithnos, Santorini, Paros, Naxos
Debt Instrument [Line Items]
Long-term debt	24,940	27,340
Milos, Amorgos, Kimolos, Syros, Mykonos
Debt Instrument [Line Items]
Long-term debt	19,820	22,620
Eton, Benmore and Ingram
Debt Instrument [Line Items]
Long-term debt	20,985	22,473
Tasman and Santon
Debt Instrument [Line Items]
Long-term debt	13,600	14,824
Kerkyra, Ithaki, Kefalonia, Paxoi, Zakynthos, Lefkas, Kythira
Debt Instrument [Line Items]
Long-term debt	52,802	56,230
Andros, Dilos, Ios, Sifnos, Tinos
Debt Instrument [Line Items]
Long-term debt	33,949	38,223
Kassos, Tilos, Halki, Symi
Debt Instrument [Line Items]
Long-term debt	30,734	32,698
Aegean III, VIII, XII
Debt Instrument [Line Items]
Long-term debt	6,326	8,500
Blatoma
Debt Instrument [Line Items]
Long-term debt	2,175	2,455
Verbeke Bunkering
Debt Instrument [Line Items]
Long-term debt	1,322	2,331
Seatra
Debt Instrument [Line Items]
Long-term debt	6,631	6,988
Overdraft facility under senior secured credit
Debt Instrument [Line Items]
Long-term debt	$ 118,250	$ 123,000

Long-term Debt - Principal Payments (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Principal Payments [Abstract]
2013	$ 144,042
2014	18,673
2015	18,368
2016	18,268
2017	132,183
Total	$ 331,534	$ 357,682

Long-term Debt (Details)	12 Months Ended						12 Months Ended			12 Months Ended			12 Months Ended			12 Months Ended			12 Months Ended			12 Months Ended			12 Months Ended				12 Months Ended		12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Secured syndicated term loan 8/30/2005 USD ($)	Dec. 31, 2011 Secured syndicated term loan 8/30/2005	Dec. 31, 2010 Secured syndicated term loan 8/30/2005	Dec. 31, 2012 Secured term loan facility under senior secured credit facility 12/19/2006 USD ($)	Dec. 31, 2011 Secured term loan facility under senior secured credit facility 12/19/2006	Dec. 31, 2010 Secured term loan facility under senior secured credit facility 12/19/2006	Dec. 31, 2012 Secured term loan 10/25/2006 USD ($)	Dec. 31, 2011 Secured term loan 10/25/2006	Dec. 31, 2010 Secured term loan 10/25/2006	Dec. 31, 2012 Secured term loan 10/27/2006 USD ($)	Dec. 31, 2011 Secured term loan 10/27/2006	Dec. 31, 2010 Secured term loan 10/27/2006	Dec. 31, 2012 Secured syndicated term loan 10/30/2006 USD ($)	Dec. 31, 2011 Secured syndicated term loan 10/30/2006	Dec. 31, 2010 Secured syndicated term loan 10/30/2006	Dec. 31, 2012 Secured term loan 7/5/2007 USD ($)	Dec. 31, 2011 Secured term loan 7/5/2007 USD ($)	Dec. 31, 2010 Secured term loan 7/5/2007	Dec. 31, 2012 Secured syndicated term loan 4/24/2008 USD ($)	Dec. 31, 2011 Secured syndicated term loan 4/24/2008 USD ($)	Dec. 31, 2010 Secured syndicated term loan 4/24/2008	Dec. 31, 2012 Secured syndicated term loan 7/8/2008 USD ($)	Dec. 31, 2011 Secured syndicated term loan 7/8/2008 USD ($)	Dec. 31, 2010 Secured syndicated term loan 7/8/2008	Dec. 31, 2012 Secured term loan 4/1/2010 EUR (€)	Dec. 31, 2012 Secured term loan 4/1/2010 EUR (€)	Dec. 31, 2011 Secured term loan 4/1/2010	Dec. 31, 2012 Roll over agreement 4/1/2010 EUR (€)	Dec. 31, 2012 Overdraft facility under senior secured credit facility 3/3/2011 USD ($)
Debt Instrument [Line Items]
Loan amount				$ 35,500,000			$ 33,400,000			$ 26,250,000			$ 17,600,000			$ 64,750,000			$ 37,560,000			$ 38,800,000			$ 15,000,000			€ 3,740,000	€ 4,000,000		€ 5,680,000	$ 1,000,000,000
Loan reference interest rate				LIBOR			LIBOR			LIBOR			LIBOR			LIBOR			LIBOR			LIBOR			LIBOR				EURIBOR		EURIBOR	LIBOR
Loan interest rate margin				1.40% during each vessel's pre-delivery period and 1.30% or 1.55% from January 1, 2011, amended with a supplemental agreement, during each vessel's post-delivery period			1.15% plus additional compliance costs			1.30% before delivery of each vessel and 1.05% or 1.30% from January 1, 2011, amended with a supplemental agreement, after such vessel's delivery			1.15% on the principal amount repayable in quarterly installments and 1.25% on the principal amount repayable in a balloon payment			1.15% before delivery of each vessel and at LIBOR plus 1.05% or 1.30% from January 1, 2011, amended with a supplemental agreement, after such vessel's delivery			1.00%			1.15% or 1.40% from January 1, 2011, amended with a supplemental agreement			1.25% or 4% from June 29, 2012, amended with a supplemental agreement				2.5%		1.26%	3.00%
Fixed interest rate																												4.36%
Weighted average interest rate (including the margin)				2.01%	1.86%	1.64%	1.40%	1.37%	1.44%	1.76%	1.80%	1.59%	1.46%	1.48%	1.46%	1.76%	1.80%	1.71%	1.94%	1.68%	1.43%	1.87%	1.86%	1.83%	3.17%	1.85%	1.89%		3.89%	4.23%
Interest rate at year end (including the margin)				1.87%	2.04%		1.38%	1.42%		1.65%	1.84%		1.40%	1.71%		1.64%	1.81%		1.81%	1.91%		1.76%	1.98%		4.65%	1.93%			2.72%	4.04%
Amount outstanding																			33,949,000	38,223,000		30,734,000	32,698,000		6,326,000	8,500,000
Interest on long-term debt	8,933,000	9,386,000	9,011,000
Restricted net assets of vessel-owning subsidiaries	360,254,000
Accrued interest expense	349,000	356,000
Total amount available under agreements	$ 6,750,000

Long-term Debt - Covenants And Amendments (Details)	12 Months Ended
Dec. 31, 2012
Debt Instrument [Line Items]
Covenant compliance	As at December 31, 2012, the Company was not in compliance with the current ratio covenant contained in three of its credit facilities (required to maintain a minimum of 1.15-to-one) under which a total of $172,019 was outstanding as at December 31, 2012. The Company obtained a waiver for this covenant breach. Management has the intention and the ability to cure this breach in the event that the Company is still not in compliance with this covenant upon the expiry of the existing waiver within 2013, and has not renegotiated the waiver. As at March 31, 2013, the Company was not in compliance with the current ratio covenant contained in four of its credit facilities (required to maintain a minimum of 1.15-to-one) under which a total of $129,461 was outstanding as at December 31, 2012. The Company obtained a waiver for this covenant breach. Management has the intention and the ability to cure this breach in the event that the Company is still not in compliance with this covenant upon the expiry of the existing waiver within 2013, and has not renegotiated the waiver.
Secured syndicated term loan 8/30/2005
Debt Instrument [Line Items]
Loan description	Five tranches of $7,100 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that book net worth (total stockholder's equity attributable to AMPNI) ("book net worth") shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio (cash and cash equivalents and trade receivables to total current liabilities) ("liquidity ratio") shall be higher than 0.50-to-one.
Amendments	On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the facility to 1.05-to-one until March 30, 2013. After that date the current ratio shall not be less than 1.15-to-one.
Secured term loan facility under senior secured credit facility 12/19/2006
Debt Instrument [Line Items]
Loan description	Five tranches of $6,680 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that market value adjusted net worth shall not be less than $410,000; that minimum liquidity shall not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one, which was amended to 0.70-to-one, applied as of December 31, 2011. Under the agreement we are also required to maintain a minimum coverage ratio of 1.60-to-one and current ratio of at least the minimum of 1.05-to-one and the one set by the other lenders. After January 31, 2013 the minimum current ratio becomes 1.15-to-one.
Amendments
Secured term loan 10/25/2006
Debt Instrument [Line Items]
Loan description	Three tranches of $8,750 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one; that the liquidity ratio shall be higher than 0.50-to-one.On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under our corporate guarantee to $410,000 and reduce the minimum current ratio required to be maintained under our corporate guarantee to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.
Amendments
Secured term loan 10/27/2006
Debt Instrument [Line Items]
Loan description	Two tranches of $8,800 each, with a principal amount of $6,160 and a balloon payment of $2,640 for each tranche
Financial covenants	The loan bears interest at LIBOR plus 1.15% on the principal amount repayable in quarterly installments (for each tranche: $6,160) and at LIBOR plus 1.25% on the principal amount repayable in a balloon payment (for each tranche: $2,640). During the years ended December 31, 2010, 2011 and 2012, the weighted average interest rate (including the margin) was 1.46%, 1.48% and 1.46%, respectively, while at December 31, 2011 and 2012, the interest rate (including the margin) was 1.71% and 1.40%, respectively.
Amendments
Secured syndicated term loan 10/30/2006
Debt Instrument [Line Items]
Loan description	Seven tranches of $9,250 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio shall be higher than 0.50-to-one.
Amendments	On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under our corporate guarantee to $410,000 and reduce the minimum current ratio required to be maintained under our corporate guarantee to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.
Secured term loan 7/5/2007
Debt Instrument [Line Items]
Loan description	Five tranches of $7,512 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that market value adjusted net worth shall not be less than $410,000; that minimum liquidity shall not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one, which was amended to 0.70-to-one, applied as of December 31, 2011. Under the agreement we are also required to maintain a minimum coverage ratio of 1.6-to-one and current ratio of at least the minimum of 1.05-to-one and the one set by the other lenders. After January 31, 2013 the minimum current ratio becomes 1.15-to-one.
Amendments
Secured syndicated term loan 4/24/2008
Debt Instrument [Line Items]
Loan description	Four tranches of $9,700 each
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that book net worth shall not be less than $375,000; that the ratio of total liabilities to total assets shall not exceed 0.75-to-one; that the current ratio shall not be less than 1.15-to-one and that the liquidity ratio shall be higher than 0.50-to-one.
Amendments	On April 5, 2012, the Company agreed with its lenders to permanently increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the loan agreement to 1.05-to-one until March 30, 2013. After that date the current ratio should not be less than 1.15-to-one.
Secured syndicated term loan 7/8/2008
Debt Instrument [Line Items]
Financial covenants	The loan agreement contains financial covenants requiring the Company to ensure that Market value adjusted net worth shall not be less than $175,000; that minimum liquidity shall be not less than $25,000; that the ratio of total liabilities to total assets shall not exceed 0.65-to-one. On April 5, 2012, the Company agreed with our lenders to permanently amend the maximum consolidated leverage ratio required to be maintained under the loan agreement to 0.75-to-one.
Amendments
Roll over agreement 4/1/2010
Debt Instrument [Line Items]
Loan description	The credit facility is repayable in quarterly installments of approximately EUR 95,000.
Overdraft facility under senior secured credit facility 3/3/2011
Debt Instrument [Line Items]
Loan description	The amount of the facility was up to $1,000,000, for working capital and general corporate purposes. The facility expired on January 30, 2013 and had a credit limit of up to $210,000 consisting of a committed amount of up to $125,000 and an uncommitted amount of up to $85,000. Documentary and standby letters of credit were subject to commissions of 0.70% and 1.60%, respectively.
Financial covenants	The loan agreement contained financial covenants that require us to maintain: book net worth of not less than $375,000; minimum liquidity of not be less than $30,000 held with the lender at the end of each month with average minimum daily free liquidity of $15,000; a ratio of total liabilities to total assets of no more than 0.70-to-one; interest coverage ratio higher than 1.35, which increased to 1.60 from the first quarter of 2012, and a current ratio of not less than 1.15.
Amendments	On April 3, 2012, the Company agreed with its lenders to increase the minimum book net worth required to be maintained under the facility to $410,000 and reduce the minimum current ratio required to be maintained under the facility to the minimum of 1.05-to-one and the one set by the other lenders until the facility's expiration date. After that date the current ratio should not be less than 1.15-to-one. The Company agreed with its lenders to extend the maturity date until May 30, 2013 of the credit facility in order to accommodate for the completion of its global facility.

Derivatives and fair value measurements - Interest Rate Swap (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Fair Value/Carrying Amount of Liability	$ 632	$ 385
U.S. Dollar-denominated Interest Rate Swap
Derivative [Line Items]
Interest Rate Index	Euribor
Principal Amount	6,631
Fair Value/Carrying Amount of Liability	$ 632	$ 385
Weighted-average remaining term	13 years 3 months
Fixed Interest Rate	2.35%

Derivatives and fair value measurements - Balance Sheet Location (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Derivative liabilities, current	$ (3)	$ 0
Derivative liabilities, non-current	(632)	(385)
Total	(635)	834
Fuel pricing contracts
Derivative [Line Items]
Derivative assets, current	0	1,219
Derivative liabilities, current	(3)	0
Total	(3)	1,219
Interest rates contracts
Derivative [Line Items]
Derivative liabilities, non-current	(632)	(385)
Total	$ (632)	$ (385)

Derivatives and fair value measurements - Income Statement Location (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative [Line Items]
Cost of revenue - third parties	$ 6,496,327	$ 6,284,179	$ 4,440,733
Interest and finance cost	(31,192)	(27,864)	(17,351)
Total	(10,927)	(49)	0
Fuel pricing contracts
Derivative [Line Items]
Cost of revenue - third parties	(10,596)	375	0
Interest rate contracts
Derivative [Line Items]
Interest and finance cost	$ (331)	$ (424)	$ 0

Derivatives and fair value measurements - Fair Value Measurements (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Derivative liabilities	$ (632)	$ (385)
Total	(635)	834
Significant other observable inputs (Level 2)
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Total	(635)	834
Interest Rate Swap
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Derivative liabilities	(632)	(385)
Total	(632)	(385)
Interest Rate Swap | Significant other observable inputs (Level 2)
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Total	(632)	(385)
Fuel pricing contracts
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Derivative assets	0	1,219
Total	(3)	1,219
Fuel pricing contracts | Significant other observable inputs (Level 2)
Fair Value Assets And Liabilities Measured On Recurring And Nonrecurring Basis [Line Items]
Total	$ (3)	$ 1,219

Derivatives and fair value measurements - Additional Information (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative [Line Items]
Derivative duration	15 years
Bank's option exercise date	Mar 31, 2016
Derivative assets gross	$ 182	$ 1,485
Derivative liabilities gross	$ 185	$ 266
Fuel pricing contracts metric tons	2,636,768	1,015,338

Commitments and Contingencies (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Lease Commitments - Future Minimum Payments [Abstract]
2013	$ 14,262
2014	13,952
2015	13,953
2016	12,936
2017	12,709
Thereafter	162,331
Total minimum annual payments under all noncancelable operating leases	$ 230,143

Commitments and Contingencies - Narrative (Details)	12 Months Ended
Dec. 31, 2012
Legal Matters [Abstract]
Legal matters
In November 2005, an unrelated party filed a declaratory action against one of the Company's subsidiaries before the First Instance Court of Piraeus, Greece. The plaintiff asserted that he was instrumental in the negotiation of the Company's eight-year Fuel Purchase Agreement with a government refinery in Jamaica and sought a judicial affirmation of his alleged contractual right to receive a commission of $1.00 per metric ton of marine fuel over the term of the contract. In December 2008, the First Instance Court of Piraeus dismissed the plaintiff's action as vague and inadmissible, however the Company appealed that decision on the grounds that there was no contract between the Company and the plaintiff and that the court lacked jurisdiction. While the action was pending in Greece, the plaintiff commenced a new action involving the same cause of action before the Commercial Court of Paris, France, which dismissed that action in June 2009.  The plaintiff's appeal of the dismissal was denied by the Paris Court of Appeal in February 2010.  In January 2012, the plaintiff commenced a new action relating to the same allegations before the Commercial Court of Paris, which was dismissed on June 27, 2012 in favor of the competence and jurisdiction of the Greek courts. In July 2012, the plaintiff filed a "contredit," an appeal procedure under French law. The Company believes that this matter fails for lack of jurisdiction and is unwarranted and lacking in merit.  The Company believes that the outcome of this lawsuit will not have a material effect on its operations and financial position.

In January 2010, a former director of the Company's Ghanaian subsidiary and a company controlled by him, commenced an action in Ghana against two of the Company's subsidiaries for alleged wrongful termination of such director's directorship and deprivation of an opportunity to hold 70% shares in an oil trading company and 30% shares in a shipping agency allegedly agreed to be formed by the parties. The plaintiffs are seeking payment of office rent for approximately 17 months and damages for breach of trust, extreme mental anguish, pain and suffering, and loss of earnings.  Subsequently, the plaintiffs filed a modified claim seeking to join the Company as a third defendant. In November 2011, the High Court of Justice of Commercial Division in Accra, Ghana, issued its plaintiffs' motion and dismissed same. Although the Company believes that the plaintiffs' claims are unwarranted, the Company is pursuing a final settlement of the dispute which the Company believes will have no material effect on the Company's financial position.

Various claims, suits, and complains, including those involving government regulations and product liability, arise in the ordinary course of business. In addition, losses may arise from disputes with charterers and agents and insurance and other claims with suppliers relating to the operations of the Company's vessels.  Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements.

Environmental And Other Liabilities [Abstract]
Environmental and Other Liabilities
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the Company's exposure. Currently, management is not aware of any such claims or contingent liabilities for which a provision should be established in the accompanying consolidated financial statements. The Company's Protection and Indemnity insurance policies cover third-party liability and other expenses related to injury or death of crew, passengers and other third-parties, loss or damage of cargo, claims arising from collisions with other vessels, damage to other third-party property, and pollution arising from oil or other substances.  The Company's coverage under the Protection and Indemnity insurance policies, except for pollution, are unlimited. Coverage for pollution is $1 billion per vessel per incident.

Commitments and Contingencies - Other (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 31, 2012 Standby letters of credit USD ($)	Dec. 31, 2012 Performance guarantee USD ($)	Dec. 31, 2012 Performance guarantee SGD
Rent expense under operating leases	$ 7,375	$ 4,234	$ 1,897
Total outstanding balance of standby letters of credit				176,705
Prepayments and other current assets	$ 32,132	$ 31,573			$ 676	552

Revenues and Cost of Revenues (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues And Cost Of Revenues [Abstract]
Sales of marine petroleum products	$ 7,208,440	$ 6,925,582	$ 4,954,599
Voyage revenues	22,726	22,775	7,261
Other Revenues	27,794	17,108	9,775
Total Revenues	7,258,960	6,965,465	4,971,635
Cost of marine petroleum products	6,939,636	6,668,622	4,736,066
Cost of voyage revenues	15,136	19,251	6,597
Cost of other revenues	1,539	1,294	1,690
Total Cost of Revenues	$ 6,956,311	$ 6,689,167	$ 4,744,353

Revenues and Cost of Revenues (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cost Of Goods And Services Sold Depreciation And Amortization [Abstract]
Depreciation included in Cost of Revenues	$ 2,622	$ 3,169	$ 1,170

Selling and Distribution (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Depreciation	$ 22,102	$ 21,755	$ 21,092
Provision for doubtful accounts	2,919	61	(458)
Selling and Distribution expenses	210,236	192,846	155,412
Selling and Distribution
Salaries	65,584	63,247	51,223
Depreciation	18,896	17,994	18,774
Vessel hire charges	16,535	13,493	8,430
Amortization of dry-docking costs	7,046	7,112	5,805
Vessel operating expenses	38,214	39,198	36,663
Bunkers consumption	35,788	32,709	23,249
Storage costs	7,821	7,052	4,803
Broker commissions	5,032	4,053	3,524
Provision for doubtful accounts	2,919	61	(447)
Other	12,401	7,927	3,388
Selling and Distribution expenses	$ 210,236	$ 192,846	$ 155,412

General and Administrative (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Depreciation	$ 22,102	$ 21,755	$ 21,092
General and Administrative expenses	29,897	29,806	27,503
General and Administrative
Salaries	13,401	14,957	14,400
Depreciation	580	592	548
Office expenses	15,916	14,257	12,555
General and Administrative expenses	$ 29,897	$ 29,806	$ 27,503

Interest and Finance Costs (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest and Finance costs [Abstract]
Interest on long-term debt (Note 15)	$ 8,933	$ 9,386	$ 9,011
Interest on short-term borrowings (Note 14)	13,141	10,921	3,639
Servicing fees on factoring (Note 4)	1,738	342	0
Amortization of financing fees (Note 12)	1,037	1,003	861
Bank commissions, commitment fees and other charges	8,582	7,097	4,416
Interest on lease payments (Note 22)	175	262	325
Capitalized interest (Note 8 and 9)	(2,414)	(1,147)	(901)
Total	$ 31,192	$ 27,864	$ 17,351

Capital Leases (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Capital Leases - Future Minimum Payments [Abstract]
2013	$ 1,267
2014	422
Total minimum lease payments	1,689
Less: imputed interest	(92)
Present value of minimum lease payments	1,597
Current portion of capitalized lease obligations	1,182
Long-term capitalized lease obligations	$ 415

Capital Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Capital Leases [Abstract]
Gross amount capitalized regarding Barge PT22 capital lease	$ 4,778
Accumulated depreciation regarding Barge PT22 capital lease	$ 720

Equity Incentive Plan - Non Vested Shares (Table) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Nonvested Stock
At beginning of period	833,074	466,710
Granted	373,000	487,450
Vested	(194,087)	(121,086)
Forfeited	(16,835)
At end of period	995,152	833,074
Weighted Average Grant Date Market Price
At beginning of period	$ 15.64	$ 25.52
Granted	$ 7.31	$ 7.26
Vested	$ 25.73	$ 20.02
Forfeited	$ 21.6
At end of period	$ 10.44	$ 15.64

Equity Incentive Plan - Unrecognized Compensation Cost (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Unrecognized Compensation Cost [Abstract]
2013	$ 3,018
2014	1,330
2015	98
2016	3
Total	$ 4,449

Equity Incentive Plan - Additional Information (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 02, 2006
Aggregate number of shares reserved under the 2006 Equity Incentive Plan				4,053,500
Total fair value of shares vested	$ 983	$ 847	$ 2,570
Total compensation cost	$ 4,406	$ 3,963	$ 4,084
Expected weighted average recognition period of share based compensation awards	1 year 8 months 12 days

Common Stock, Treasury Stock and Additional Paid-In Capital - Equity and Dividends (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended						5 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 27, 2010	Dec. 08, 2006	Jun. 06, 2005	Jun. 08, 2005 Leveret
Authorized Capital - Common Stock
Common stock - shares authorized	100,000,000	100,000,000				100,000,000
Common stock - par value	$ 0.01	$ 0.01		$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock - shares issued	48,553,038	48,196,870					30,472,827
Common stock - shares outstanding	46,581,399	46,229,231
Authorized Capital - Preferred Stock
Preferred stock - shares authorized	25,000,000	25,000,000				25,000,000
Preferred stock - par value	$ 0.01	$ 0.01				$ 0.01
Preferred stock - shares issued	0	0
Dividends
Dividends declared and paid	$ 1,860	$ 1,864	$ 1,878
Share Issuance and Repurchase
Stock percentage repurchased and retired during period							8.00%
Stock value acquired and cancelled							$ 35,000

Common Stock, Treasury Stock and Additional Paid-In Capital - Equity Issuance (Details) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended	1 Months Ended
	Dec. 08, 2006	Jan. 27, 2010	Dec. 31, 2012	Dec. 31, 2011	Jun. 06, 2005
Public Offerings [Abstract]
Number of common shares issued in initial public offering	14,375,000	4,491,900
Par value of common shares issued	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Price of common shares issued	$ 14	$ 32.75
Underwriting commissions	$ 14,088	$ 7,355
Issuance costs	1,953	707
Net proceeds from public offering	$ 185,209	$ 139,047

Common Stock, Treasury Stock and Additional Paid-In Capital - Treasury stock (Details) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended	12 Months Ended
	Jul. 20, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 17, 2010
Aggregate repurchase price		19	4,628	24,680
Treasury Stock
Number of shares repurchased		4,000	967,639	1,000,000
Approved number of shares for repurchase	2,000,000				1,000,000
Repurchase program duration	12 months

Common Stock, Treasury Stock and Additional Paid-In Capital - Rights (Details)	12 Months Ended
Dec. 31, 2012
Preferred Share Purchase Rights [Abstract]
Preferred share purchase rights
In August 2009, the Company authorized and declared a dividend distribution of one preferred share purchase right (a "Right") on each outstanding share of its common stock.  The dividend distribution was made to shareholders of record as of August 14, 2009.  The rights will separate from the common stock and become exercisable upon the earlier of (i) ten days following the public announcement or disclosure that a person or group (an "Acquiring Person") has acquired beneficial ownership, or obtained the right to acquire, 15 percent or more of the outstanding common stock or (ii) ten business days following the commencement of, or the announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in such a group or person becoming an Acquiring Person (the "Distribution Date").  On the Distribution Date, each Right holder will be entitled to purchase for $100 (the "Exercise Price") one one-thousandth of a share of a new series of junior participating preferred stock.  In the event that an Acquiring Person acquires more than 15 percent of the outstanding common stock, each Right holder (except the Acquiring Person) will be entitled to purchase at the Exercise Price, shares of common stock having a market value equal to twice the Exercise Price. Any time after the date an Acquiring Person obtains more than 15 percent of the outstanding common shares and before that Acquiring Person acquires more than 50 percent of the outstanding common shares, the Company may exchange each Right owned by all other Rights holders, in whole or in part, for one common share.  The Rights expire on the earliest of (i) August 14, 2019 or (ii) the redemption of the Rights by the Company or (iii) the exchange of the Rights as described above. The Company can redeem the Rights at any time on or prior to the earlier of the tenth business day following the public announcement that a person has acquired ownership of 15 percent or more of the outstanding common shares, or August 14, 2019. The Rights do not have any voting rights. The Rights have the benefit of certain customary anti-dilution protections.  As of December 31, 2012, no such events had occurred, and no rights have been exercised.

Earnings Per Common Share (Table) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share Basic And Diluted [Abstract]
Net and diluted income	$ 20,077	$ 10,228	$ 18,733
Less: Dividends declared and undistributed earnings allocated to unvested shares	(396)	(143)	(171)
Basic income available to common stockholders	$ 19,681	$ 10,085	$ 18,562
Basic weighted average number of common shares outstanding	45,473,360	45,979,761	46,295,973
Add: Dilutive effect of non-vested shares	0	0	149,526
Diluted weighted average number of common shares outstanding	45,473,360	45,979,761	46,445,499
Basic earnings per common share	$ 0.44	$ 0.22	$ 0.4
Diluted earnings per common share	$ 0.44	$ 0.22	$ 0.4

Earnings Per Common Share (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share Basic And Diluted Other Disclosures [Abstract]
Anti-dilutive non vested shares	995,152	833,074	0

Income Taxes - Effective Tax Reconciliation - (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax benefit/ (expense)	$ (428)	$ 358	$ 589
Income tax benefit/ (expense)	(4,122)	(5,428)	(2,161)
ABAS
Current tax expense	(75)	(187)	(90)
Deferred tax benefit/ (expense)	(241)	547	1,450
Income tax benefit/ (expense)	(316)	360	1,360
Effective tax rate Reconciliation	80.00%	(31.72%)	(40.33%)
Aegean NWE
Current tax expense	(3,370)	(5,177)	(1,805)
Deferred tax benefit/ (expense)	(187)	(225)	(85)
Income tax benefit/ (expense)	(3,557)	(5,402)	(1,890)
Effective tax rate Reconciliation	34.32%	34.69%	31.85%
ICS
Current tax expense	(249)	(356)	(1,631)
Deferred tax benefit/ (expense)	0	0	0
Income tax benefit/ (expense)	$ (249)	$ (356)	$ (1,631)
Effective tax rate Reconciliation	11.28%	11.26%	16.68%

Income Taxes - Statutory Tax Expense - (Table) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Total tax benefit/ (expense) Reconciliation	$ (4,122)	$ (5,428)	$ (2,161)
ABAS
Income tax benefit/ (expense) on result before tax at statutory rate	(114)	366	1,386
Effect of permanent differences	(202)	(6)	(26)
Total tax benefit/ (expense) Reconciliation	(316)	360	1,360
Aegean NWE
Income tax benefit/ (expense) on result before tax at statutory rate	(3,472)	(5,090)	(1,902)
Effect of permanent differences	(85)	(312)	12
Total tax benefit/ (expense) Reconciliation	(3,557)	(5,402)	(1,890)
ICS
Income tax benefit/ (expense) on result before tax at statutory rate	(616)	(884)	(2,631)
Effect of permanent differences	367	528	1,000
Total tax benefit/ (expense) Reconciliation	$ (249)	$ (356)	$ (1,631)

Income Taxes - Deferred Tax Assets / Liabilities (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Deferred tax assets:
Total deferred tax assets, net	$ 2,524	$ 2,813
Deferred tax liabilities:
Total deferred tax liabilities, net	3,045	2,906
ABAS
Deferred tax assets:
Carryforward of notional interest deduction	54	55	35
Tax carryforward losses	2,223	2,252	1,725
Investment tax incentive	447	458	458
Total deferred tax assets, net	2,524	2,765	2,218
Aegean NWE
Deferred tax assets:
Tax carryforward losses	0	48	0
Total deferred tax assets, net	0	48	0
Deferred tax liabilities:
Revaluation of Aegean NWE fixed assets	3,045	2,906	2,669
Total deferred tax liabilities, net	$ 3,045	$ 2,906	$ 2,669

Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			60 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2015	Dec. 31, 2010
Deferred tax assets	2,524	2,813
Deferred tax liabilities	3,045	2,906
Deferred tax assets subject to expiration	54
Expiration date	Dec 31, 2018
Greece
Tax rate on cost				5.42%	5.00%
Effective tax rate	20.00%	20.00%	24.00%
United States
Effective tax rate	54.50%

Subsequent Events (Details) (USD $)	12 Months Ended				3 Months Ended	1 Months Ended		2 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 25, 2013 Panama Storage Facility	Mar. 13, 2013 Credit facility for financing construction of new terminal in Fujairah	Feb. 02, 2013 Aegean Tulip	Dec. 31, 2012 Aegean Tulip	Feb. 26, 2013 Aeolos floating storage facility	Dec. 31, 2012 Aeolos floating storage facility
Subsequent Event [Line Items]
DWT							4,853		84,040
Net proceeds from sale of vessels	$ 8,932,000	$ 8,474,000	$ 2,920,000			$ 1,700,000		$ 6,250,000
Loss on sale of vessels, net	5,966,000	8,682,000	1,540,000			630,000		2,630,000
Loan amount					73,500,000
Loan description					The loan is repayable in quarterly installments starting from March 31, 2014 and terminates on December 31, 2017.
Loan reference interest rate					LIBOR
Loan interest rate margin					5.25%
Contracted sale price				$ 9,702,000